Exhibit 10.1

ASSET PURCHASE AND SALE AGREEMENT

by and between

NGS SUB. CORP.

(SELLER)

and

MWM ENERGY, LLC

(BUYER)

Dated: FEBRUARY 15, 2008

ARTICLE 1. - DEFINITIONS		1
1.1.	“Definitions”	1
1.2.	“Accounting Referee”	1
1.3.	“Aggregate Defect Basket”	1
1.4.	“Agreement”	1
1.5.	“Allocated Value”	1
1.6.	“Assets”	2
1.7.	“Assumed Obligations”	2
1.8.	“Benefit Plan”	2
1.9.	“Business Day”	2
1.10.	“Buyer”	2
1.11.	“Buyer Group”	3
1.12.	“Buyer’s Credits”	3
1.13.	“Casualty Loss”	3
1.14.	“Certificate”	3
1.15.	“Claims”	3
1.16.	“Closing”	3
1.17.	“Closing Date”	3
1.18.	“Company”	3
1.19.	“Confidentiality Agreement”	3
1.20.	“Defect Value”	3
1.21.	“Defensible Title”	3
1.22.	“Effective Time”	3
1.23.	“Encumbrance”	3
1.24.	“Environmental Deductible”	3
1.25.	“Environmental Defect”	3
1.26.	“Environmental Defect Notice Date”	4
1.27.	“Environmental Obligations”	4
1.28.	“Escrow Agreement”	5
1.29.	“Escrow Deposit”	5
1.30.	“Excluded Assets”	5
1.31.	“Final Settlement” and “Final Settlement Statement”	6
1.32.	“Governmental Authority” and “Final Settlement Statement”	6
1.33.	“Hydrocarbons”	6
1.34.	“Inventory Hydrocarbons”	6
1.35.	“Leases”	6
1.36.	“Material”	6
1.37.	“Material Adverse Effect”	6
1.38.	“Material Contracts”	7
1.39.	“Permitted Encumbrances”	7
1.40.	“Person”	7
1.41.	“Plugging and Abandonment Obligations”	7
1.42.	“Preferential Purchase Rights”	7
1.43.	“Purchase Price”	8
1.44.	“Real Property, Personal Property and Incidental Rights”	8
1.45.	“Retained Obligations”	9

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1.46.	“Seller’s Credits”	9
1.47.	“Seller Group”	9
1.48.	“Shares”	9
1.49.	“Scheduled Interests” or “Scheduled Interest”	9
1.50.	“Tax” or “Taxes”	10
1.51.	“Taxing Authority”	10
1.52.	“Tax Return”	10
1.53.	“Third Party Interests”	10
1.54.	“Title Defect”	10
1.55.	“Title Defect Deductible”	10
1.56.	“Title Defect Notice Date”	10
1.57.	“Title Defect Property”	10
1.58.	“Well” or “Wells”	10
ARTICLE 2. - AGREEMENT TO PURCHASE AND SELL		10
ARTICLE 3. - PURCHASE PRICE AND PAYMENT		10
3.1.	Purchase Price	10
3.2.	Escrow Deposit	11
3.3.	Adjustments to Purchase Price	11
3.4.	Manner of Payment	12
3.5.	Final Settlement Statement	13
3.6.	Post Closing Revenues	13
3.2.	Post Closing Expenses	14
3.8.	Purchase Price Allocation	14
ARTICLE 4. - SELLER’S REPRESENTATIONS AND WARRANTIES		14
ARTICLE 5. - BUYER’S REPRESENTATIONS AND WARRANTIES		19
ARTICLE 6. - ACCESS TO INFORMATION AND INSPECTIONS		20
6.1.	Title Files	20
6.2.	Other Files	21
6.3.	Confidentiality Agreement	21
6.4.	Inspections	21
6.5.	No Warranty or Representation on Seller’s Information	21
ARTICLE 7. - ENVIRONMENTAL MATTERS AND ADJUSTMENTS		22
ARTICLE 8. - TITLE DEFECTS AND ADJUSTMENTS		23
8.1.	Definitions	23
(a)	“Allocated Value”	23
(b)	“Defensible Title”	23
(c)	“Title Defect”	24
(d)	“Title Defect Property”	25
(e)	“Permitted Encumbrances”	25
8.2.	Notice of Title Defects	26
8.3.	Title Defect Adjustment	27
8.4.	Environmental Defect and Title Defect Values	27
8.5.	Title Warranty	29
ARTICLE 9. - DISCLAIMERS		29
9.1.	Disclaimer – Representations and Warranties	29
9.2.	Statements and Information	30

ARTICLE 10. - PREFERENTIAL PURCHASE RIGHTS		30
10.1.	Actions and Consents	30
ARTICLE 11. - COVENANTS		31
11.1.	Conduct of Operations	31
11.2.	Limitations on Seller’s Covenants Pending Closing	32
11.3.	Conduct of Company Business	32
11.4.	Return of Information	33
ARTICLE 12. - CLOSING CONDITIONS		33
12.1.	Seller’s Closing Conditions	33
12.2.	Buyer’s Closing Conditions	34
ARTICLE 13. - CLOSING		35
13.1.	Closing	35
13.2.	Seller’s Closing Obligations	35
13.3.	Buyer’s Closing Obligations	36
13.4.	Joint Closing Obligations	36
ARTICLE 14. —LIMITATIONS ON WARRANTIES		36
14.1.	Limitations on Warranties and Remedies	36
14.2.	Waiver of Trade Practices Acts	37
ARTICLE 15. - CASUALTY LOSS AND CONDEMNATION		38
ARTICLE 16. - REMEDIES		38
16.1.	Seller’s Remedies	38
16.2.	Buyer’s Remedies	39
16.3.	Other Remedies	39
16.4.	Effect of Termination	39
16.5.	Limitations on Damages	39
ARTICLE 17. - ASSUMPTION AND INDEMNITY		39
17.1.	Assumed Obligations; Pre-Closing Liabilities	39
17.2.	Buyer’s Indemnity	40
17.3.	Seller’s Indemnity	40
17.4.	Stipulation Regarding Express Negligence And Fault	40
17.5.	Broker or Finder’s Fee	41
17.6.	Litigation	41
17.7.	Insurance, Taxes	41
17.8.	Waiver of Certain Damages	41
17.9.	Extent of Indemnification	41
17.10.	Disclaimer of Application of Anti-Indemnity Statutes	41
17.11.	Waiver of Right to Rescission	42
17.12.	Indemnity Claims	42
ARTICLE 18. - MISCELLANEOUS		43
18.1.	Receivables and other Excluded Funds	43
18.2.	Arbitration	43
18.3.	Public Announcements	44
18.4.	Filing and Recording of Assignments, etc.	45
18.5.	Further Assurances and Records	45
18.6.	Notices	46
18.7.	Incidental Expenses	47

18.8.	Waiver	47
18.9.	Binding Effect; Assignment	48
18.10.	Taxes	48
18.11.	Audits	49
18.12.	Like-Kind Exchanges	49
18.13.	Governing Law	49
18.14.	Entire Agreement	49
18.15.	Severability	50
18.16.	Exhibits and Schedules	50
18.17.	Delivery of Files After Closing	50
18.18.	Survival	50
18.19.	Subsequent Adjustments	50
18.20.	Counterparts	51
18.21.	Subrogation	51
18.22.	Suspended Monies	51
18.23.	Change of Name	51
18.24.	Replacement of Bonds, Letters of Credit and Guarantees	51
18.25.	No Third-Party Beneficiaries	51
18.26.	Time of Performance	52

EXHIBITS

Exhibit “A-1”	Leases
Exhibit “A-2”	Wells
Exhibit “A-3”	Contracts and Other Agreements
Exhibit “A-4”	Right-of Ways, Easements and Surface Leases
Exhibit “A-5”	Surface Estates
Exhibit “B”	Escrow Agreement
Exhibit “C”	Allocated Values
Exhibit “D”	Assignment, Conveyance and Bill of Sale
Exhibit “E-1”	[Intentionally Deleted]
Exhibit “F”	Litigation
Exhibit “G”	Gas and Oil Imbalances
Exhibit “H”	Consents to Assign and Preferential Rights to Purchase and Burdens
Exhibit “I”	Non-Foreign Affidavit
Exhibit “J”	Certificate

SCHEDULES

Schedule 1.28(j)	Excluded Assets
Schedule 4.13(e)	Company Liabilities
Schedule 4.19	Company Banks/Financial Institutions
Schedule 4.23	Company Initial Contracts

v

ASSET PURCHASE AND SALE AGREEMENT

This Asset Purchase and Sale Agreement (“Agreement”), dated as of February 15, 2008, is by and between NGS Sub. Corp., a Delaware corporation, whose address is 2500 City West Boulevard, Suite 1300, Houston, Texas 77042 (“Seller”), and MWM Energy, LLC, a Texas limited liability company (“Buyer”), whose address is 114 30th Avenue South, Nashville, Tennessee  37212.  Seller and Buyer are sometimes together referred to herein individually as a “Party” or collectively as “Parties.”

R E C I T A L S

WHEREAS, Seller owns certain oil and gas leasehold interests and related assets more fully described on the exhibits hereto;

WHEREAS, Seller owns all of the shares of Four Star Development Corporation as more fully described herein;

WHEREAS, Seller desires to sell and Buyer desires to acquire these interests, related assets, and shares on the terms and conditions hereinafter provided;

NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, Seller and Buyer hereby agree as follows:

ARTICLE 1. - DEFINITIONS

1.1.                            “Definitions”  In this Agreement, capitalized terms have the meanings provided in this Section, unless defined elsewhere in this Agreement.  All defined terms include both the singular and the plural of such terms.  All references to Sections refer to Sections in this Agreement and all references to Exhibits or Schedules refer to Exhibits or Schedules attached to and made a part of this Agreement.  When the term “herein” is used in this Agreement, reference is made to the entire Agreement and not to any particular Section or subparagraph of a Section.  The word “including” shall mean including without limitation.

1.2.                            “Accounting Referee”  means the accounting firm of KPMG, or such other nationally recognized United States based accounting firm as is mutually agreed upon by the Parties, together with any experts such firm may require in order to settle a particular dispute.

1.3.                            “Aggregate Defect Basket” shall be as defined in Section 7.4.

1.4.                            “Agreement” shall mean this Asset Purchase and Sale Agreement between Seller and Buyer.

1.5.                            “Allocated Value” shall mean the dollar amount allocated to each Scheduled Interest as set forth on Exhibit “C.”

1.6.                            “Assets” shall mean the following described assets and properties (except to the extent constituting Excluded Assets):

(a)                                  the Leases;

(b)                                 the Real Property, Personal Property and Incidental Rights;

(c)                                  the Inventory Hydrocarbons; and

(d)                                 the Shares.

1.7.                            “Assumed Obligations” shall mean with respect to the Assets:

(a)                                  the Plugging and Abandonment Obligations;

(b)                                 all Environmental Obligations, whether related to, or arising from, events occurring before or after the Effective Date, except those specifically included in the definition of “Retained Obligations”;

(c)                                  all obligations with respect to gas production, sales or imbalances with third parties;

(d)                                 except as otherwise provided in this Agreement, including the Seller’s obligations to indemnify, all other liabilities, duties, and obligations that arise out of the ownership, operation or use of the Assets after the Effective Time, including, but not limited to, the payment of all operating expenses and capital expenditures relating to the Assets, all liabilities, duties, and obligations, express or implied, imposed upon Seller herein under the provisions of the Leases and any and all assignments, subleases, farmout agreements, assignments of overriding royalty, joint operating agreements, easements, rights-of-way, and all other contracts, agreements and instruments affecting the Leases, or the premises covered thereby, whether recorded or unrecorded, whether or not identified on the Exhibits or schedules attached hereto and under all applicable laws, rules, regulations, orders and ordinances.

1.8.                            “Benefit Plan” means: (a) each “employee benefit plan,” as such term is defined in Section 3(3) of ERISA, (b) each plan that would be an “employee benefit plan”, as such term is defined in Section 3(3) of ERISA, if it were subject to ERISA, such as foreign plans and plans for directors, (c) each stock bonus, stock ownership, stock option, stock purchase, stock appreciation rights, phantom stock, or other equity-based plan, and (d) each bonus or incentive compensation plan, or other compensation agreement, contract or arrangement.

1.9.                            “Business Day” means a Day, except Saturday, Sunday and Days when federally chartered banks in the United States are required to be closed.

1.10.                     “Buyer” “Buyer” has the meaning set forth in the introductory paragraph.

1.11.                     “Buyer Group” “Buyer Group” means Buyer and its officers, directors, agents, representatives, consultants and employees.

1.12.                     “Buyer’s Credits” shall be as defined in Section 3.3(b).

1.13.                     “Casualty Loss” shall be as defined in Article 15.

1.14.                     “Certificate” means a document in the form of Exhibit “J”.

1.15.                     “Claims” shall be as defined in Section 17.2.

1.16.                     “Closing” shall be as defined in Section 13.1.

1.17.                     “Closing Date” shall be as defined in Section 13.1.

1.18.                     “Company” shall mean Four Star Development Corporation, a Louisiana corporation.

1.19.                     “Confidentiality Agreement” shall be as defined in Section 6.3.

1.20.                     “Defect Value” shall be as defined in Section 8.4.

1.21.                     “Defensible Title” shall be as defined in Section 8.1(b).

1.22.                     “Effective Time” shall mean 7:00 a.m., Central Standard Time, on February 1, 2008.

1.23.                     “Encumbrance” shall mean any lien, security interest, pledge, charge or encumbrance.

1.24.                     “Environmental Deductible” shall mean any lien, security interest, pledge, charge or encumbrance.

1.25.                     “Environmental Defect” shall mean:

(a)                                  a condition or activity with respect to a Scheduled Interest that is in material violation, or reasonably likely to materially violate, any federal, state or local statute, or any rule, order, ruling or regulation entered, issued or made by any court, administrative agency, or other governmental body or entity, federal, state, or local, or any arbitrator (“Environmental Law”), or surface or mineral lease obligation, whether an express or implied obligation, relating to natural resources, conservation, the environment, or the emission, release, storage, treatment, disposal, transportation, handling or management of industrial or solid waste, hazardous waste, hazardous or toxic substances, chemicals or pollutants, petroleum, including crude oil, natural gas, natural gas liquids, or liquefied natural gas, and any wastes associated with the exploration and production of oil and gas (“Regulated Substances”); or

(b)                                 the presence of Regulated Substances in the soil, groundwater, or surface water in, on, at or under a Scheduled Interest in any manner or quantity which is required to be remediated by Environmental Law or by any applicable action or guidance levels or other standards published by any governmental agency with jurisdiction over the Assets, or by a surface or mineral lease obligation, whether an express or implied obligation.  Buyer and Seller agree that for a condition to be in violation of any statute or regulation it shall not be necessary that Seller shall be under notice of violation from a federal or state regulatory agency or lessor.

The Parties agree and acknowledge that (i) Buyer will be provided an opportunity to examine the Assets for potential naturally occurring radioactive materials (“NORM”), and any potential obligations with respect to NORM, and (ii) that the presence of NORM on any of the Assets may not be raised by Buyer as the subject of an Environmental Defect.

1.26.                     “Environmental Defect Notice Date” shall be as defined in Section 7.1.

1.27.                     “Environmental Obligations” shall mean all liabilities, obligations, expenses (including, without limitation, all attorneys’ fees), fines, penalties, costs, claims, suits or damages (including natural resource damages) of any nature, associated with the Assets, and attributable to or resulting from:

(a)                                  pollution or contamination of soil, surface water, groundwater or air, on, in, by, from or under the Assets or lands in the vicinity thereof, and any other contamination of or adverse effect upon the environment;

(b)                                 underground injection activities and waste disposal;

(c)                                  clean-up responses, remedial, control or compliance costs, including the required cleanup or remediation of spills, pits, lakes, ponds, or lagoons, including any subsurface or surface pollution caused by such spills, pits, lakes, ponds, or lagoons;

(d)                                 noncompliance with applicable land use, permitting, surface disturbance, licensing or notification requirements, including those in a surface or mineral lease, whether an express or implied obligation;

(e)                                  violation of any federal, state or local Environmental Law or land use law, or surface or mineral lease obligation, whether an express or implied obligation;

(f)                                    any other violation which could qualify as an Environmental Defect (without being limited to Scheduled Interests); and

(g)                                 any and all indemnity obligations of Seller with respect to the above, along with any and all Claims against Seller for indemnity with respect to the above, under, pursuant to or arising from any acquisition, purchase and sale or other agreement.

Notwithstanding any provision of this Agreement to the contrary, “Environmental

Obligations” shall not include Plugging and Abandonment Obligations (including with respect to NORM).

1.28.                     “Escrow Agreement” shall be defined in Section 3.2.

1.29.                     “Escrow Deposit” shall be as defined in Section 3.2.

1.30.                     “Excluded Assets” shall mean the following:

(a)                                  (i) all trade credits, accounts receivable, notes receivable and other receivables attributable to Seller’s interest in the Assets with respect to any period of time prior to the Effective Time; (ii) all deposits, cash, checks in process of collection, cash equivalents and funds attributable to Seller’s interest in the Assets with respect to any period of time prior to the Effective Time; and (iii) all proceeds, benefits, income or revenues accruing with respect to the Assets prior to the Effective Time;

(b)                                 all corporate, financial, and tax records of Seller, and those records subject to attorney/client privilege; however, Buyer shall be entitled to receive copies of any tax records which directly relate to any Assumed Obligations, or which are necessary for Buyer’s ownership, administration, or operation of the Assets;

(c)                                  all claims and causes of action of Seller arising from acts, omissions or events, or damage to or destruction of the Asset, occurring prior to the Effective Time; provided, however, Seller shall transfer to Buyer all claims and causes of action of Seller against prior owners of the Assets or third parties for Environmental Obligations that are not Retained Obligations;

(d)                                 except as otherwise provided in Article 15, all rights, titles, claims and interests of Seller relating to the Assets prior to the Effective Time (i) under any policy or agreement of insurance or indemnity; (ii) under any bond; or (iii) to any insurance or condemnation proceeds or awards;

(e)                                  all Hydrocarbons produced from or attributable to the Assets with respect to all periods prior to the Effective Time, together with all proceeds from or of such Hydrocarbons, except the Inventory Hydrocarbons and the unsold inventory of gas plant products, if any, attributable to the Leases as of the Effective Time;

(f)                                    claims of Seller for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem or any other taxes attributable to any period prior to the Effective Time, or income or franchise taxes;

(g)                                 all amounts due or payable to Seller as adjustments or refunds under any contracts or agreements (including take-or-pay claims) affecting the Assets with respect to any period prior to the Effective Time;

(h)                                 all amounts due or payable to Seller as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time;

(i)                                     all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets, and all accounts receivable attributable to the Assets, prior to the Effective Time; and

(j)                                     all of Seller’s intellectual property, including, but not limited to, proprietary computer software, patents, trade secrets, copyrights, names, marks and logos.

(k)                                  the Assets identified on Schedule 1.28(j).

1.31.                     “Final Settlement” and “Final Settlement Statement” shall be as defined in Section 3.5.

1.32.                     “Governmental Authority” shall Governmental Authority” means any federal, state, local, municipal or other governments; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal

1.33.                     “Hydrocarbons” shall mean crude oil, natural gas, casinghead gas, condensate, sulphur, natural gas liquids and other liquid or gaseous hydrocarbons, and shall also refer to all other minerals of every kind and character which may be covered by or included in the Leases and Assets.

1.34.                     “Inventory Hydrocarbons” shall mean all merchantable oil and condensate (for oil or liquids in storage tanks, being only that oil or liquids physically above the top of the inlet connection into such tanks) produced from or attributable to the Leases prior to the Effective Time which have not been sold by Seller and are in storage at the Effective Time.

1.35.                     “Leases” shall mean, except to the extent constituting Excluded Assets, any and all interests owned by Seller in and to the oil, gas and/or mineral leases set forth on Exhibit “A-1,” including any overriding royalty interests, net profit interests, working interests, reversionary interests, and any other interests of Seller in said oil, gas and/or mineral leases, or the lands covered by said Leases.

1.36.                     “Material” shall be as defined in Section 7.1.

1.37.                     “Material Adverse Effect” “Material Adverse Effect” means an event or circumstance that (a) results in a material adverse effect on the business, Assets, financial condition, or results of operations of the Company taken as a whole or (b) makes impossible the consummation of the transactions contemplated by this Agreement; provided, however, that any actual change or changes in reserves (including any reclassification or recalculation of reserves in the ordinary course of business) or in the prices of Hydrocarbons, ordinary wear and tear and any change in condition of the Assets for production of Hydrocarbons through normal depletion or other mechanical failure (including the watering-out of any well, collapsed casing or sand infiltration of any well), general economic conditions or local, regional, national or international industry or economic conditions (including changes in applicable Laws and changes in financial or market conditions) shall be deemed not to constitute a “Material Adverse Effect.”

1.38.                     “Material Contracts” “Material Contracts” has the meaning set forth in Section 4.23.

1.39.                     “Permitted Encumbrances” shall be as defined in Section 8.1(e).

1.40.                     “Person”  means an individual, group, partnership, corporation, limited liability company, trust or other entity.

1.41.                     “Plugging and Abandonment Obligations” shall mean the responsibility and liability, including but not limited to Claims for damages and/or other relief, for the following plugging and abandonment obligations related to the Assets, regardless of whether they are attributable to the ownership or operation of the Assets before or after the Effective Time:

(a)                                  the necessary and proper plugging, replugging and abandonment of all Wells, whether plugged and abandoned before or after the Effective Time;

(b)                                 the necessary and proper removal, abandonment, and disposal of all platforms, structures, pipelines, equipment, movables, immovables, abandoned property and junk located on or comprising part of the Assets;

(c)                                  to the extent allowed by the applicable authorized governmental body and the owners of the property affected, the necessary and proper capping and burying of all associated flow lines located on or comprising part of the Assets;

(d)                                 the necessary and proper restoration of the Assets and/or the property covered by the Assets or upon which the Assets are located, both surface, surface water, groundwater, waterbottom and subsurface, to such condition as may be required by applicable laws, regulation or contract;

(e)                                  any necessary clean-up or disposal of Assets contaminated by NORM as may be required by applicable laws, regulation or contract;

(f)                                    all obligations arising from contractual requirements and demands made by authorized governmental bodies or parties claiming an interest in the Assets and/or the property covered by the Assets or upon which the Assets are located; and

(g)                                 any and all indemnity obligations of Seller with respect to the above, along with any and all Claims against Seller for indemnity with respect to the above, under, pursuant to or arising from any acquisition, purchase and sale or other agreement.

1.42.                     “Preferential Purchase Rights” shall be as defined in Section 10.1(b).

1.43.                     “Purchase Price” shall be as defined in Section 3.1.

1.44.                     “Real Property, Personal Property and Incidental Rights” shall mean all right, title and interest of Seller in and to or derived from the following insofar as the same do not constitute Excluded Assets and are attributable to, appurtenant to, incidental to, or used for the operation of the Leases:

(a)                                  all fee interests and surface estate interests described on Exhibit “A-5”;

(b)                                 all easements, rights-of-way, surface leases, permits, licenses, servitudes or other interests relating to the use of the surface, including but not limited to those described on Exhibit “A-4,” or in instruments described in Exhibit “A-3”;

(c)                                  all Wells, along with all equipment and other personal property, inventory, spare parts, tools, fixtures, pipelines, dehydration facilities, platforms, tank batteries, appurtenances, and improvements situated upon the Leases or lands pooled or unitized therewith as of the Effective Time and used or held for use in connection with the development or operation of the Leases or the production, treatment, storage, compression, processing or transportation of Hydrocarbons from or in the Wells or the Leases or lands pooled or unitized therewith including, but not limited to those described on Exhibit “A-2”;

(d)                                 all unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths or geological formations, to the extent same is attributable to the Assets, as of the Effective Time, including but not limited to those described on Exhibit “A-3”;

(e)                                  all contracts, agreements, and title instruments to the extent attributable to and affecting the Assets in existence at Closing, including all Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing, disposal and fractionating contracts, joint operating agreements, including but not limited to those described on Exhibit “A-3”;

(f)                                    originals of all lease files, land files, well files, production records, division order files (including paysheets and supporting files), abstracts, title opinions, and contract files, insofar as the same are directly related to the Leases, including, without limitation, all geological, information and data, to the extent that such data is not subject to any third party restrictions, but excluding Seller’s proprietary interpretations of same; and

(g)                                 the Company books, records and files of Four Star Development Corporation, including but not limited to, permits, licenses, corporate records, minute book, contracts, title records, tax records relating solely to the business of the Company, financial, engineering and safety records.

1.45.                     “Retained Obligations” shall mean:

(a)                                  any Environmental Obligation of any nature related to the Excluded Assets;

(b)                                 all Environmental Obligations of any nature that relate to or arise from events occurring as of the date NGS acquired the Assets through the Closing Date.

(c)                                  Claims for personal injury or wrongful death occurring prior to the Effective Time;

(d)                                 responsibility to any governmental agency for any offsite storage and disposal by Seller, prior to the Effective Time, of hazardous materials produced from the Assets, and stored or disposed of, on, in or below any property which does not form a part of the Assets, for which and to the extent that remediation is required by any environmental or conservation law in effect as of the Effective Time; for purposes of this subpart “(d),” “offsite storage and disposal” shall not include the seepage, leakage or other migration of hazardous materials from the property forming part of the Assets to other lands;

(e)                                  responsibility and liability for the litigation and threatened litigation listed on Exhibit “F,” and the Claims thereunder; and

(f)                                    except as otherwise provided in this Agreement, all other liabilities, duties, and obligations that arise out of the ownership, operation or use of the Assets prior to the Effective Time, including, but not limited to, the payment of all operating expenses and capital expenditures relating to the Assets, all liabilities, duties, and obligations, express or implied, imposed upon Seller herein under the provisions of the Leases and any and all assignments, subleases, farmout agreements, assignments of overriding royalty, joint operating agreements, easements, rights-of-way, and all other contracts, agreements and instruments affecting the Leases, or the premises covered thereby, whether recorded or unrecorded, whether identified or not on the Exhibits or Schedules attached hereto and under all applicable laws, rules, regulations, orders and ordinances.

1.46.                     “Seller’s Credits” shall be as defined in Section 3.3(a).

1.47.                     “Seller Group” means (a) Seller and its officers, directors, agents, representatives, consultants and employees, and (b) Seller’s Parent and Affiliates and their officers, directors, agents, representatives, consultants and employees.

1.48.                     “Shares” shall mean all of the issued and outstanding capital stock of Four Star Development Corporation, a Louisiana Corporation.

1.49.                     “Scheduled Interests” or “Scheduled Interest” shall mean that portion of the Assets attributable to the Leases or Wells identified on Exhibits “A-1” and “A-2” and having a value greater than $0.00.

1.50.                     “Tax” or “Taxes” means all income, profits, franchise, withholding, ad valorem, employment, social security, disability, occupation, property, severance and excise taxes, together with any interest and penalties with respect thereto, imposed by or on behalf of any Taxing Authority.

1.51.                     “Taxing Authority” means, with respect to any Tax, the governmental entity or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any governmental or quasi-governmental entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

1.52.                     “Tax Return” means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto.

1.53.                     “Third Party Interests” shall be as defined in Section 10.1(c).

1.54.                     “Title Defect” shall be as defined in Section 8.1(c).

1.55.                     “Title Defect Deductible” shall be as defined in Section 8.3(a).

1.56.                     “Title Defect Notice Date” shall be as defined in Section 8.2.

1.57.                     “Title Defect Property” shall be as defined in Section 8.1(d).

1.58.                     “Well” or “Wells” shall refer to all wells located on the Assets, or lands pooled or unitized therewith, including but not limited to those listed on Exhibit “A-2” attached hereto, whether or not such wells are producing, active or inactive, plugged and abandoned, temporarily abandoned, shut-in, injection, disposal, water supply or otherwise.

ARTICLE 2. - AGREEMENT TO PURCHASE AND SELL

Subject to the terms and conditions of this Agreement, Seller agrees to sell and convey to Buyer and Buyer agrees to purchase and pay for the Assets and to assume the Assumed Obligations.

ARTICLE 3. - PURCHASE PRICE AND PAYMENT

3.1.                            Purchase Price.

Subject to adjustment as set forth below, the Purchase Price for the Assets shall be Four Million Five Hundred Thousand and No/100 dollars ($4,500,000.00), allocated among the Scheduled Interests as provided in Section 3.8.

3.2.                            Escrow Deposit.

Immediately upon the execution hereof, Buyer shall tender to Wells Fargo Bank, N.A. (the “Bank”), by wire transfer, the Escrow Deposit in the amount of One Hundred Thousand and No/100 dollars ($100,000.00) (the “Escrow Deposit”). The Escrow Deposit will be placed in an interest-bearing account with the Bank in accordance with the escrow agreement that is attached hereto as Exhibit “B” (the “Escrow Agreement”).  In the event the transaction contemplated hereby is consummated in accordance with the terms hereof, the Escrow Deposit and any accrued interest, shall be applied to the Purchase Price to be paid by Buyer at Closing, in accordance with Section 3.3(b).  In the event this Agreement is terminated by the Buyer or Seller in accordance with Article 16 below, the Escrow Deposit and any accrued interest, shall be returned to Buyer or retained by the Seller as provided for herein. In the event the Escrow Deposit is not received by the Bank by the close of business on the first Business Day after the execution of this Agreement, this Agreement shall be null and void, and the Parties shall have no further obligation to each other hereunder.

3.3.                            Adjustments to Purchase Price.

The Purchase Price for the Assets shall be adjusted as follows with all such amounts being determined in accordance with generally accepted accounting principals and Council of Petroleum Accountants Society (COPAS) standards:

(a)                                  The Purchase Price shall be adjusted upward by the following (“Seller’s Credits”):

(1)                                  the value of (i) all Inventory Hydrocarbons, such value to be based upon the existing contract price for crude oil in effect as of the Effective Time, less severance taxes, transportation fees and other fees deducted by the purchaser of such oil, such oil to be measured at the Effective Time by the operators of the Assets;

(2)                                  the amount of all direct expenditures, production expenses, operating expenses, capital expenses, and all other expenditures attributable to the Assets and incurred and paid by or on behalf of Seller in the ordinary course of owning and/or operating the Assets and attributable to the period from the Effective Time to the Closing Date, provided, however, this provision shall be subject to Section 11.1 after the execution of the Agreement through the Closing Date;

(3)                                  an amount equal to all prepaid expenses that are actually paid by or on behalf of Seller prior to the Initial Closing Date in the ordinary course of owning and/or operating the Assets as heretofore owned and/or operated and attributable to the Assets and allocable to any period after the Effective Time;

(4)                                  an amount equal to the sum of any upward adjustments provided elsewhere in this Agreement; and

(5)                                  any other amount agreed upon by Seller and Buyer in writing prior to Closing.

(b)                                 The Purchase Price shall be adjusted downward by the following (“Buyer’s Credits”):

(1)                                  the amount of gross proceeds received by or credited to Seller that are attributable to the sale of any Hydrocarbon production from the Assets for any period of time after the Effective Time net of all applicable production related taxes and royalties paid by or on behalf of Seller;

(2)                                  the amount of all unpaid ad valorem, property, production, excise, severance and similar taxes and assessments (but not including income taxes), which taxes and assessments become due and payable or accrue to the Assets prior to the Effective Time, which amount shall, where possible, be computed based upon the tax rate and values applicable to the tax period in question; otherwise, the amount of the adjustment under this paragraph shall be computed based upon such taxes assessed against the applicable portion of the Assets for the immediately preceding tax period just ended;

(3)                                  the Escrow Deposit, and all accrued interest thereon;

(4)                                  an amount equal to the sum of any downward adjustments provided elsewhere in this Agreement; and

(5)                                  any other amount agreed upon by Seller and Buyer in writing prior to Closing.

(c)                                  Seller shall prepare and deliver to Buyer, at least five (5) business days prior to Closing, Seller’s estimate of the adjusted Purchase Price to be paid at Closing, together with a preliminary statement setting forth Seller’s estimate of the amount of each adjustment to the Purchase Price to be made pursuant to this Section 3.3.  The Parties shall negotiate in good faith and attempt to agree on such estimated adjustments prior to Closing.  In the event any estimated adjustment amounts are not agreed upon prior to Closing, the estimate of the adjusted Purchase Price for purposes of Closing shall be calculated based on Seller’s and Buyer’s agreed upon estimated adjustments and Seller’s good faith estimate of any disputed amounts (and any such disputes shall be resolved by the Parties in connection with the resolution of the Final Settlement Statement).

3.4.                            Manner of Payment.

At Closing, Buyer shall pay Seller the Adjusted Purchase Price by wire transfer of immediately available funds pursuant to Seller’s written instructions.  At Closing, the Buyer and Seller shall give joint instructions to the Bank to disburse the Escrow Deposit to the Buyer, together with all accrued interest, in payment of the Purchase Price as adjusted hereinabove.

3.5.                            Final Settlement Statement.

As soon as reasonably practicable, but in no event later than ninety (90) days after the Closing Date, Seller will deliver to Buyer a final settlement statement (the “Final Settlement Statement”) setting forth the actual adjustments to the Purchase Price pursuant to Section 3.3.  As soon as reasonably practicable, but in no event later than thirty (30) Days after Buyer receives the Final Settlement Statement, Buyer may deliver to Seller a written report containing any changes that Buyer proposes to be made to such statement.  Such changes shall be specified in reasonable detail with reasonable supporting documentation.  Any changes not so specified shall be deemed waived, and Seller’s determinations shall prevail.  If Buyer fails to timely deliver the written report to Seller containing changes Buyer proposes to be made to the Final Settlement Statement, the statement as delivered by Seller will be deemed to be correct and will be final and binding on the Parties and not subject to further audit or arbitration.  As soon as reasonably practicable, but in no event later than fifteen (15) Days after Seller receives Buyer’s written report, the Parties shall meet and undertake to agree on the final adjustments to the Final Settlement Statement.  If the Parties fail to agree on the final adjustments within the fifteen (15) Day period, either Party may submit the disputed items to the Accounting Referee for resolution.  The Parties shall direct the Accounting Referee to resolve the disputes within thirty (30) Days after having the relevant materials submitted for review.  The decision of the Accounting Referee will be binding on and non-appealable by the Parties.  The fees and expenses associated with the Accounting Referee will be borne equally by the Parties.  Any amounts owed by one Party to the other as a result of the Final Settlement Statement will be paid within five (5) Business Days after the date when the amounts are agreed upon by the Parties or the Parties receive a decision of the Accounting Referee, and the items included in the Final Settlement Statement will be final and binding between the Parties and not subject to further audit or arbitration.

3.6.                            Post-Closing Revenues.

Except as expressly provided otherwise in this Agreement, Buyer will promptly pay to Seller any and all amounts received after Closing (but prior to the finalization of the Final Settlement Statement) by Buyer or the Company (to the extent not accounted for in the Preliminary Settlement Statement) that are attributable to the Assets or the business or the operations of the Company prior to the Effective Time or that are attributable to the Excluded Assets.  Except as expressly provided otherwise in this Agreement, Seller will pay to Buyer any and all amounts received after Closing (but prior to the finalization of the Final Settlement Statement) by Seller (to the extent not accounted for in the Preliminary Settlement Statement) that are attributable to the Assets or the business or the operations of the Company on and after the Effective Time.  The Party responsible for the payment of amounts received shall reimburse the other Party within five (5) Business Days after the end of the month in which such amounts were received by the Party responsible for payment and such amounts shall not be taken into account for purposes of the Final Settlement Statement.  Notwithstanding the foregoing, this Section 3.6 shall not apply to amounts received prior to Closing if such amounts are included in the Preliminary Settlement Statement.  Such amounts

(to the extent the same differ from estimates in the Preliminary Settlement Statement) will be accounted for in the Final Settlement Statement.

3.7.                            Post-Closing Expenses.

Except as expressly provided otherwise in this Agreement, Seller will promptly reimburse Buyer for any and all costs and expenses paid after Closing (but prior to the finalization of the Final Settlement Statement) by Buyer or the Company (to the extent not accounted for the Preliminary Settlement Statement) that are attributable to the Assets or the business or the operations of the Company prior to the Effective Time or that are attributable to the Excluded Assets.  Except as provided otherwise in this Agreement, Buyer will reimburse Seller for any and all costs and expenses paid after Closing (but prior to the finalization of the Final Settlement Statement) by Seller (to the extent not accounted for in the Preliminary Settlement Statement) that are attributable to the Assets or the business or the operations of the Company on and after the Effective Time.  The Party responsible for the payment of such costs and expenses shall reimburse the other Party within five (5) Business Days after the end of the month in which the applicable invoice and proof of payment of such invoice were received by the Party responsible for payment and such amounts shall not be taken into account for purposes of the Final Settlement Statement.  Notwithstanding the foregoing, this Section 3.7 shall not apply to amounts paid prior to Closing if such amounts are included, in whole or in part, in the Preliminary Settlement Statement.  Such amounts (to the extent the same differ from the estimates in the Preliminary Settlement Statement) will be accounted for in the Final Settlement Statement.

3.8.                            Purchase Price Allocations.

Seller and Buyer agree to (i) allocate the Purchase Price as to the Scheduled Interests in accordance with the allocation schedule attached as Exhibit “C” hereto (the “Allocated Values”), (ii) treat and report the transactions contemplated by this Agreement in all respects consistent with Exhibit “C” for purposes of any Taxes, and (iii) not take any action inconsistent with such obligations.  Seller and Buyer shall duly prepare and timely file such reports and information returns as may be prescribed under Section 1060 of the Code, including Form 8594, and any similar returns or reports required under other applicable Law, to report the allocation of the Purchase Price in accordance with Exhibit “C.”

ARTICLE 4. - SELLER’S REPRESENTATIONS AND WARRANTIES

Seller represents and warrants to Buyer as of the date hereof, and the Closing Date that:

4.1.                            Seller is a corporation duly organized, validly existing and in good standing under the Laws of the state of Delaware and has all requisite corporate power and authority to own the Assets owned by Seller.  Seller is duly licensed or qualified to do business as a foreign corporation and is in good standing in the State of Louisiana.

4.2.                            Seller has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform its obligations under this Agreement and the other documents and agreements contemplated hereby. Effective as of Closing, the consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of its governing documents or any agreement or instrument to which it is a party or by which it is bound (except any provision contained in agreements customary in the oil and gas industry relating to (1) the Preferential Purchase Rights (defined below) as to all or any portion of the Assets; (2) required consents to transfer and related provisions; (3) any other third-party approvals or consents contemplated herein), or any judgment, decree, order, statute, rule, or regulation applicable to Seller.

4.3.                            This Agreement, and all documents and instruments required hereunder to be executed and delivered by Seller at Closing, constitute legal, valid and binding obligations of Seller in accordance with its respective terms, subject to applicable bankruptcy and other similar laws of general application with respect to creditors.

4.4.                            There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to the actual knowledge of Seller threatened against Seller.

4.5.                            The execution, delivery and performance (effective as of Closing) of this Agreement, and the transaction contemplated hereunder has been duly and validly authorized by all requisite authorizing action, corporate, partnership or otherwise, on the part of Seller.

4.6.                            Except for a) any consents or approvals contained on any Leases, and b) any change of control provisions or other applicable transfer restrictions in any contracts to which the Company is a party or is bound, Seller’s execution and delivery of this Agreement and the other documents and agreements contemplated hereby, to which it is a party and the consummation of the transactions contemplated by this Agreement by it shall not:

(i)                                     conflict with or require the consent of any Person under any of the terms, conditions or provisions of the organizational documents of Seller or of the Company;

(ii)                                  violate any provision of, or require any filing, consent or approval under, any Laws applicable to Seller or the Company except (in each case) where such violation or the failure to make or obtain such filing, consent or approval would not have a Material Adverse Effect;

(iii)                               conflict with, result in a breach of, constitute a default under or constitute an event that with notice or lapse of time, or both, would constitute a default under, accelerate or permit the acceleration of the performance required by, or require any consent, authorization, approval, or change of control or similar payment under any Material Contract, except where such conflict, breach or default would not have a Material Adverse Effect; or

(iv)                              result in the creation or imposition of any lien or Encumbrance upon one or more of the Scheduled Interests or Shares except for the Permitted Encumbrances and except where such lien or Encumbrance would not have a Material Adverse Effect.

4.7.                            Seller has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees in connection with this Agreement and the transaction provided herein.

4.8.                            Other than as set forth in Exhibit “F,” there are no claims, investigations, demands, actions, suits, or administrative, legal or arbitration proceedings (including condemnation, expropriation, or forfeiture proceedings) pending or, to the knowledge of Seller, threatened against Seller, the Company, or any Asset: (i) seeking to prevent the consummation of the transactions contemplated hereby, or (ii) which, individually or in the aggregate, would have a Material Adverse Effect on the Assets.

4.9.                            The transfer of the Assets to Buyer will not violate at the Closing Date any covenants or restrictions imposed on Seller by any bank or other financial institution in connection with a mortgage or other instrument, and will not result in the creation or imposition of a lien on any portion of the Assets.

4.10.                     The authorized equity securities of the Company consist of the Shares.  The Shares constitute all of the issued and outstanding capital stock of the Company.  The Shares have been duly authorized and validly issued and are fully paid and, to the extent provided by applicable Law, nonassessable.  Seller owns all of the Shares free and clear of any security interests, Claims, restrictions on transfer, options, warrants, purchase rights, conversion rights, and exchange rights, and there are no other contracts or commitments that could require Seller to sell, transfer, or otherwise dispose of the Shares, other than this Agreement.  There are no voting trusts, proxies, or other agreements or understandings with respect to the voting of the Shares.

4.11.                     Except as disclosed by Seller in writing, to Seller’s knowledge, it is in material compliance with all laws, rules, regulations and orders pertaining to such Scheduled Interest, including Environmental Laws.

4.12.                     To Seller’s knowledge, the Company has all governmental permits necessary for the operation of the Scheduled Interest and is not in material default under any permit, license or agreement relating to the operation and maintenance of the Scheduled Interest.

4.13.                     (a)                                  The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Louisiana.  The Company has full corporate power and authority to own, lease or otherwise hold the any assets it owns, leases or otherwise holds and conduct its business in the manner presently conducted

(b)                                 Seller has delivered to Buyer true and complete copies of the organizational documents of the Company.

(c)                                  Except as set forth on Schedule 4.13(e), as of the Closing Date, the Company has no liabilities that would be required to be reflected on a balance sheet (including the footnotes thereto) of the Company prepared in accordance with GAAP, other than current liabilities incurred in the ordinary course of business with respect to the Assets.

(d)                                 The books of account, minute books, and other records of the Company, which have been or will be made available to Buyer prior to Closing, are complete and correct and accurately reflect all meetings held of, and Company action taken by, the directors, officers and any committees thereof.

(e)                                  The Company is an Operator in good standing with the Louisiana Office of Conservation, Department of Natural Resources, with full authority to carry on its business as it is currently conducted, and as it will be conducted as of the Closing Date.

4.14.                     (a)                                  Effective as of the Closing Date, Seller warrants Defensible Title to the Scheduled Interests shown in Exhibits “A-1” and “A-2” and to the other Assets unto Buyer against every Person whomsoever lawfully claiming or to claim the same or any part thereof by, through or under Seller, but not otherwise, subject, however, to the Permitted Encumbrances and to any matters properly filed of record in the Parish wherein the property is located.

(b)                                 The tangible personal property comprising the Assets is in a condition generally sufficient to operate the Assets as currently operated.  The Assets are free and clear of all encumbrances other than Permitted Encumbrances.

4.15.                     Except as set forth on Exhibit “H,” to Seller’s knowledge, there are no waivers, consents to assign, approvals or similar rights owned by third parties and required in connection with the conveyance of the Assets from Seller to Buyer.

4.16.                     Except as set forth on Exhibit “H,” to Seller’s knowledge, there are no rights of first refusal, preferential rights, preemptive rights or contracts, or other commitments or understandings of a similar nature to which Seller is a part or to which the Assets are subject.

4.17.                     No Hydrocarbons produced or to be produced from the Leases are subject to any gas sales contracts other than those identified on Exhibit “A-4” and, no third party has any call upon, option to purchase, take-or-pay obligations, dedication rights or similar rights with respect to the Hydrocarbons produced to be produced from Seller’s interest in the Leases, except as described on Exhibit “A-4”.

4.18.                     Except as set forth on Exhibit “G,” there are no oil or gas production imbalances with respect to the Leases.

4.19.                     Schedule 4.19 sets forth the name of each financial institution in which the Company has borrowing or investment agreements, deposit or checking accounts or safe deposit boxes and the types of those arrangements and accounts, including, as applicable, names in which accounts or boxes are held, the account or box numbers and the name of each Person authorized to draw thereon or have access thereto.

4.20.                     The Company does not have any employees.  On and after the Closing, the Company will not have any severance arrangements, change in control payments or agreements, termination agreements or employment agreements, in each case with respect to employees to the extent employed prior to the Closing.

4.21.                     On and after the Closing, the Company shall not sponsor, maintain, contribute to or have any liability to or with respect to any Benefit Plan that existed prior to the Closing or any former employee to the extent employed prior to the Closing.

4.22.                     (a)                                  With respect to the Assets, Seller has not entered into, or is not subject to, any agreements, consents, orders, decrees, judgments, license or permit conditions, or other directives of any Governmental Authority in existence as of the date of this Agreement based on any Environmental Laws that relate to the future use of any of the Assets and that require any change in the present conditions of any of the Assets.

(b)                                 Except as set forth in Exhibit “F”, Seller has not received written notice from any Person of any release, disposal, event, condition, circumstance, activity, practice or incident concerning any land, facility, asset or property included in the Assets that interferes with or prevents compliance by Seller with any Environmental Law or the terms of any license or permit issued pursuant thereto which would have a Material Adverse Effect.

(c)                                  To Seller’s knowledge, all material reports, studies, written notices from environmental Governmental Authorities, tests, analyses, and other documents specifically addressing environmental matters related to Seller’s ownership or operation of the Assets, which are in Seller’s possession, have been made available to Buyer.

4.23.                     Material Contracts.

(a)                            Each of the contracts of the type described below to which the Company is a party other than any such Contracts constituting Excluded Assets (collectively, the “Material Contracts”) are set forth on Schedule 4.23:

(i)                                     any Contract that can reasonably be expected to result in aggregate payments by the Company of more than Ten Thousand Dollars ($10,000) during the current or any subsequent fiscal year of the Company (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(ii)                                  any Contract that can reasonably be expected to result in aggregate revenues to the Company of more than Ten Thousand Dollars ($10,000) during the current or any subsequent fiscal year of the Company (based solely on the terms thereof and without regard to any expected increase in volumes or revenues);

(iii)                               any indenture, mortgage, loan, credit or sale-leaseback or similar Contract that can reasonably be expected to result in aggregate payments by the Company of more than Ten Thousand Dollars ($10,000) during the current or any subsequent fiscal year of the Company;

(iv)                              any Contract that constitutes a lease (other than an oil and gas lease), under which the Company is the lessor or the lessee of real or personal property which lease cannot be terminated by the Company without penalty upon sixty (60) Days or less notice and involves an annual base rental of more than Ten Thousand Dollars ($10,000); and

(v)                                 any Contract with the Parent or an Affiliate of Seller that will not be terminated prior to Closing.

(b)                                 Except as set forth on Schedule 4.23 and except for such matters that would not have a Material Adverse Effect, the Material Contracts are in full force and effect in accordance with their respective terms, there exist no defaults thereunder by Seller or the Company or, to Seller’s Knowledge, by any other Person that is a party to such Material Contracts and no event has occurred that with notice or lapse of time or both would constitute any default under any such Contract by the Company or, to Seller’s Knowledge, any other Person who is a party to such Material Contract.  Prior to the execution of this Agreement, Seller has furnished or made available to Buyer copies of each Material Contract and all amendments thereto.

ARTICLE 5. - BUYER’S REPRESENTATIONS AND WARRANTIES

Buyer represents and warrants to Seller as of the date hereof, and the Closing Date that:

5.1                               Buyer is a Texas limited liability company duly organized, validly existing and in good standing under the Laws of the State of Texas and has all requisite corporate power and authority to own the Assets.  Buyer as of the Closing Date will be duly licensed or qualified to do business as a foreign corporation and is in good standing in the State of Louisiana.

5.2                               Buyer has all requisite power and authority to carry on its business as presently conducted, to enter into this Agreement and the other documents and agreements contemplated hereby, and to perform its obligations under this Agreement and the other documents and agreements contemplated hereby.  The consummation of the transactions contemplated by this Agreement will not violate, nor be in conflict with, any provision of Buyer’s articles of incorporation, partnership agreement(s), by-laws or governing documents or any agreement or instrument to which it is a party or by which it is bound, or any judgment, decree, order, statute, rule, or regulation applicable to Buyer;

5.3                               The execution, delivery and performance of this Agreement and the transactions contemplated hereunder have been duly and validly authorized by all requisite authorizing action, corporate, partnership or otherwise, on the part of Buyer;

5.4                               This Agreement, and all documents and instruments required hereunder to be executed and delivered by Buyer at Closing, constitute legal, valid and binding obligations of Buyer in accordance with their respective terms, subject to applicable bankruptcy and other similar laws of general application with respect to creditors;

5.5                               There are no bankruptcy, reorganization or receivership proceedings pending, being contemplated by, or to the actual knowledge of Buyer threatened against Buyer;

5.6                               Buyer has not incurred any obligation or liability, contingent or otherwise, for brokers’ or finders’ fees in connection with this Agreement and the transaction provided herein;

5.7                               Buyer has, or by Closing will have, the financial resources to close the transaction contemplated by this Agreement, and pay to Seller the Purchase Price;

5.8                               Buyer acknowledges the existence of the claims and suits described in Exhibit “F” and that these claims and suits are Permitted Encumbrances as set forth in Section 8.1(e).  Buyer further acknowledges that Buyer has, or by Closing will have, legal counsel of its choice fully review those claims and suits identified on Exhibit “F.”  Buyer further acknowledges to Seller that Buyer has inspected the Real Property and Personal Property, as defined in Section1.44, and that any operating deficiencies present have been incorporated into the negotiated Purchase Price.

5.9                               Buyer is acquiring the Interests for its own account for use in its trade or business and not with a view toward any sale or distribution thereof, nor with any present intention of making a distribution thereof within the meaning of the Securities Act of 1933, as amended, and the rules and regulations thereunder, any applicable state blue sky Laws or other applicable securities Laws; and

5.10                        Buyer is sophisticated in the evaluation, purchase, ownership and operation of oil and gas properties and related facilities.  In making its decision to enter into this Agreement and to consummate the transaction contemplated herein, Buyer has relied or shall rely solely on its own independent investigation and evaluation of the Assets including the environmental and physical condition of the Assets.  Prior to entering into this Agreement, Buyer was advised by and has relied solely on its own expertise and legal, tax, reservoir engineering, accounting, and other professional counsel concerning this Agreement, the Assets and the value thereof; Buyer has no Knowledge of any fact that results in the breach of any representation, warranty or covenant of Seller given hereunder.

ARTICLE 6. - ACCESS TO INFORMATION AND INSPECTIONS

6.1.                            Title Files.

Promptly after the execution of this Agreement and until the Closing Date, Seller shall permit Buyer and its representatives at reasonable times during normal business hours to examine, in Seller’s offices at their actual location, all abstracts of title, title opinions, title files, ownership maps, lease files, assignments, division orders, payout statements, title curative, other title materials and agreements pertaining to the Assets as requested by Buyer, insofar as the same may now be in existence and in the possession of Seller.  No warranty of any kind is made by Seller as to the information so supplied, and Buyer agrees that any conclusions drawn therefrom are the result of its own independent review and judgment.

6.2.         Other Files.

Promptly after the execution of this Agreement and until the Closing Date, Seller shall permit Buyer and its representatives at reasonable times during normal business hours to examine, in Seller’s offices at their actual location, all production, well, regulatory, engineering and geological information, accounting information, environmental information, inspections and reports, and other information, files, books, records, and data pertaining to the Assets as requested by Buyer, insofar as the same may now be in existence and in the possession of Seller, excepting economic evaluations and Seller’s proprietary interpretations of same, reserve reports and any such information that is subject to confidentiality agreements or to the attorney/client and work product privileges.  No warranty of any kind is made by Seller as to the information so supplied, and Buyer agrees that any conclusions drawn therefrom are the result of its own independent review and judgment.

6.3.         Confidentiality Agreement.

All information made available to Buyer by Seller pursuant to the terms of this Agreement shall be maintained confidential by Buyer until Closing. The information protected by such confidentiality obligation does not include any information that (i) at the time of disclosure is generally available to and known by the public (other than as a result of a disclosure by Buyer), or which after such disclosure comes into the public domain through no fault of Buyer or its representatives, or (ii) is or was available to Buyer on a nonconfidential basis, or (iii) is already known to Buyer, as evidenced by Buyer’s written records, at the time of its disclosure by Seller to Buyer.  Buyer may disclose the information or portions thereof to those employees, agents or representatives of Buyer who need to know such information for the purpose of assisting Buyer in connection with its performance of this Agreement. Further, in the event that Buyer is requested or required (by deposition, interrogatory, request for documents, subpoena, civil investigative demand or similar process) to disclose any of the information, Buyer shall provide Seller with prompt written notice of such request or requirement, so that Seller may seek such protective order or other appropriate remedy as it may desire.  Buyer shall further take reasonable steps to ensure that Buyer’s employees, consultants and agents comply with the provisions of this Section 6.3.

6.4.         Inspections.

Promptly after the execution of this Agreement and until Closing, Seller, subject to any necessary third-party operator approval, shall permit Buyer and its representatives at reasonable times and at their sole risk, cost and expense, to conduct reasonable inspections of the Assets for all purposes, including any Environmental Defects.  The provisions of the Confidentiality Agreement are hereby incorporated herein and adopted by reference and shall apply to any such inspections of the Assets.

6.5.         No Warranty or Representation on Seller’s Information.

EXCEPT AS SET FORTH IN THIS AGREEMENT, SELLER MAKES NO WARRANTY OR REPRESENTATION, EXPRESS OR IMPLIED, WITH RESPECT

TO THE ACCURACY, COMPLETENESS, OR MATERIALITY OF THE INFORMATION, RECORDS, AND DATA NOW, HERETOFORE, OR HEREAFTER MADE AVAILABLE TO BUYER IN CONNECTION WITH THE ASSETS OR THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, ANY DESCRIPTION OF THE ASSETS, QUALITY OR QUANTITY OF HYDROCARBON RESERVES, IF ANY, PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION, ALLOWABLES OR OTHER REGULATORY MATTERS, POTENTIAL FOR PRODUCTION OF HYDROCARBONS FROM THE ASSETS, OR ANY OTHER MATTERS CONTAINED IN OR OMITTED FROM ANY OTHER MATERIAL FURNISHED TO BUYER BY SELLER.  ANY AND ALL SUCH DATA, INFORMATION AND MATERIAL FURNISHED BY SELLER IS PROVIDED AS A CONVENIENCE ONLY AND ANY RELIANCE ON OR USE OF SAME IS AT BUYER’S SOLE RISK.

ARTICLE 7. - ENVIRONMENTAL MATTERS AND ADJUSTMENTS

7.1.         Upon execution of and pursuant to the terms of this Agreement, Buyer shall have the right, at reasonable times during normal business hours, to conduct its investigation into the status of the physical and environmental condition of the Assets.  If, in the course of conducting such investigation, Buyer discovers that any Scheduled Interest is subject to a material Environmental Defect, Buyer may raise such material Environmental Defect in the manner set forth hereafter.  For purposes hereof, the term “material” shall mean that the Buyer’s good faith estimate, supported by documentation, of the cost of remediating any single Environmental Defect, or the net reduction in value of the Scheduled Interest affected by such Environmental Defect, whichever is lesser, exceeds a Ten Thousand And No/100 dollars ($10,000.00) threshold amount, and the sum of all material Environmental Defects in excess of each threshold exceeds Fifty Thousand And No/100 dollars ($50,000.00) (the “Environmental Deductible”). No later than 5:00 p.m. Central Standard Time on Friday, February 22, 2008 (the “Environmental Defect Notice Date”), Buyer shall notify Seller in writing specifying such Environmental Defects, if any, the Scheduled Interests affected thereby, and Buyer’s good faith estimate of the costs of remediating such defects, or the net reduction in value of the Scheduled Interests affected by such defects, whichever is lesser, together with supporting documentation.  Seller may, but shall be under no obligation to, correct at its own cost and expense such defects on or before the Closing Date, in which case there shall be no reduction to the Purchase Price.  Prior to Closing, Buyer and Seller shall treat all information regarding any environmental conditions as confidential, whether material or not, and shall not make any contact with any governmental authority or third party regarding same without the written consent of the other party unless required by law.

7.2.         If Buyer fails to notify Seller prior to or on the Environmental Defect Notice Date of any Environmental Defects, all defects, whether known or unknown, will be deemed waived for purposes of adjustments pursuant to this Article 7, the Parties shall proceed with Closing, Seller shall be under no obligation to correct the defects, and Buyer shall assume the risks, liability and obligations associated with such defects.

7.3.         In the event any Environmental Defect, for which notice has been timely given as provided hereinabove, remains uncured as of Closing, Seller, at its sole option, shall, (i) agree to cure or remediate any Environmental Defect within a reasonable time after Closing not to exceed one hundred eighty (180) and without any reduction to the Purchase Price in a manner acceptable to both Parties, or (ii) reduce the Purchase Price by the amount of the Defect Value as determined pursuant to Section 8.4, subject to application of the Environmental Deductible described in Section 7.1 and the Aggregate Defect Basket described in Section 7.4.

7.4.         The Parties agree that adjustments to the Purchase Price under this Article 7 and Article 8 shall only occur to the extent that the aggregate Defect Value for the Environmental Defects and Title Defects, collectively, exceed One Hundred Thirty Five Thousand and No/100 dollars ($135,000.00) (the “Aggregate Defect Basket”) after taking the applicable Environmental or Title Deductible into account.  For the avoidance of doubt and by way of example only, if the sum of the material Environmental Defects less the aggregate threshold for each Environmental Defect is One Hundred Fifty Thousand dollars ($150,000.00) and the sum of all Title Defects less the aggregate threshold for each Title Defect is One Hundred Thousand dollars ($100,000.00), the total adjustment to the Purchase Price would be One Hundred Fifteen Thousand dollars ($115,000.00) [being One Hundred Fifty Thousand dollars ($150,000.00) for the Environmental Defects, plus One Hundred Thousand dollars ($100,000.00) for the Title Defects, minus One Hundred Thirty Five Thousand And No/100 dollars ($135,000.00) for the Aggregate Defect Basket].

7.5.         In the event any adjustment to the Purchase Price is made due to an Environmental Defect raised by Buyer, the Parties shall proceed with Closing, Seller shall be under no obligation to correct the Environmental Defect, and the Environmental Defect shall become an Assumed Obligation of Seller.

ARTICLE 8. - TITLE DEFECTS AND ADJUSTMENTS

8.1.         Definitions.

For purposes hereof, the terms set forth below shall have the meanings assigned thereto.

(a)           “Allocated Value” shall mean the dollar amount allocated to each Scheduled Interest as set forth on Exhibit “C.”

(b)           “Defensible Title”, subject to and except for the Permitted Encumbrances (as hereinafter defined), means:

(1)           As to the Leases, such title held by Seller and reflected by appropriate documentation properly filed in the official records of the parish in which the Lease or Leases are located that (a) entitles Seller and will entitle Buyer, after Closing, to own and receive and retain, without suspension, reduction or termination, payment of revenues for not less than a net revenue interest of at least that reflected on

Exhibit “A-2” of all oil and gas produced, saved and marketed from or attributable to the Wells listed, excluding Permitted Encumbrances; (b) obligates Seller, and will obligate Buyer after Closing, to bear not more than the working interest percentage of the costs and expenses reflected on Exhibit “A-2” as to the Wells listed, without a corresponding proportionate increase in the net revenue interest for such Well; (c) the Leases are free and clear of any liens, claims or encumbrances of any kind or character as of the Closing, except Permitted Encumbrances; and (d) the Seller is not in default under a material provision of any Lease or other contract or agreement affecting the Leases;

(2)           As to personal property included in the Assets, record title to such property is free and clear of any liens, claims or encumbrances of any kind or character as of the Closing, except Permitted Encumbrances; and

(3)           As to all other Assets, (a) such Assets are free and clear of any liens, claims or encumbrances of any kind or character as of the Closing; and (b) the Seller is not in default under a material provision of any Lease, operating agreement, or other contract or agreement affecting the Assets.

(c)           “Title Defect” shall mean (i) any matter which causes Seller to have less than Defensible Title to any of the Scheduled Interests as of the Closing Date, or (ii) any matter that causes one or more of the following statements to be untrue, except for Permitted Encumbrances:

(1)           Seller has not received written notice from any governmental authority or any other person (including employees) claiming any violation of any law, rule, regulation, ordinance, order, decision or decree of any governmental authority with respect to the Scheduled Interests.

(2)           Seller, or the Operator of a Scheduled Interest, has complied in all material respects with the provisions and requirements of all orders, regulations and rules issued or promulgated by governmental authorities having jurisdiction with respect to the Scheduled Interests and has filed for and obtained all governmental certificates, permits and other authorizations necessary for Seller’s current operation of the Scheduled Interests other than permits, consents and authorizations required for the sale and transfer of the Assets to Buyer;

(3)           Seller has not materially defaulted or materially violated any agreement to which Seller is a party or any obligation to which Seller is bound affecting or pertaining to the Scheduled Interests other than as disclosed hereunder or on any exhibit attached hereto;

(4)           The Leases attributable to the Scheduled Interests are in full force and effect; and

(5)           All taxes, rentals, royalties, operating costs and expenses, and other costs and expenses related to the Scheduled Interests which are due from or are the responsibility of Seller have been paid.

(d)           “Title Defect Property” shall mean any Scheduled Interest or portion thereof burdened by a Title Defect.

(e)           “Permitted Encumbrances” shall mean any of the following matters:

(1)           defects in the early chain of title consisting of failure to recite marital status or the omission of succession or heirship proceedings;

(2)           defects or irregularities arising out of uncancelled mortgages, judgments or liens, the inscriptions of which, on their face, have expired as a matter of law prior to the Effective Time, or prior unreleased oil and gas leases which, on their face, expired more than ten (10) years prior to the Effective Time and have not been maintained in force and effect by production or operations pursuant to the terms of such leases;

(3)           tax liens and operator’s liens for amounts not yet due and payable, or those that are being contested in good faith by Seller in the ordinary course of business;

(4)           to the extent any of the following do not materially diminish the value of, or impair the conduct of operations on, any of the Assets and do not impair Seller’s right to receive the revenues attributable thereto: (i) easements, rights-of-way, servitudes, permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, fishing, logging, canals, ditches, lakes, reservoirs or the like, (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way, on, over or in respect of property owned or leased by Seller or over which Seller owns rights of way, easements, permits or licenses, and (iii) the terms and conditions of all leases, agreements, orders, instruments and documents pertaining to the Assets;

(5)           all lessors’ royalties, overriding royalties, net profits interests, carried interest, production payments, reversionary interests and other burdens on or deductions from the proceeds of production if the net cumulative effect of such burdens or deductions does not reduce the net revenue interest of Seller in any Well affected thereby to the extent that Seller will not be able to deliver to Buyer at Closing, a net revenue interest of at least that reflected on Exhibit “A-2” of all oil and gas produced, saved and marketed from or attributable to the unitized sand or other sands listed from the Wells listed, or impair the right to receive revenues attributable thereto;

(6)           preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which waivers or consents are obtained from the appropriate parties, or the appropriate time period for asserting the rights has expired without an exercise of the rights prior to the Closing Date;

(7)           Required third-party consents to the assignment of the Leases, which Seller has previously requested, but not obtained, and the lessor of any such lease or holder of any such right has not prior to the execution of this Agreement objected to such assignment or notified Seller in writing of such objection obligation.

(8)           all rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests if they are customarily obtained subsequent to the sale or conveyance;

(9)           defects or irregularities of title arising out of events or transactions which have been barred by limitations or by acquisitive or liberative prescription;

(10)         rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of governmental authority;

(11)         any encumbrance or other matter (whether or not constituting a Title Defect) expressly waived in writing by Buyer or listed on Exhibit “F”;

(12)         the litigation and threatened litigation, and any Claims thereunder, as listed on Exhibit “F.”

8.2.         Notice of Title Defects.

No later than 5:00 p.m. Central Standard Time on Friday, February 15, 2008 (the “Title Defect Notice Date”), Buyer may provide Seller written notice of any Title Defect along with a description of those matters which, in Buyer’s reasonable opinion, constitute Title Defects and setting forth in detail Buyer’s calculation of the value for each Title Defect.  Seller may elect, at its sole cost and expense, but without obligation, to cure all or any portion of such Title Defects prior to Closing, in a manner acceptable to both Parties, in which case no reduction in the Purchase Price shall be made.  Buyer’s failure to deliver to Seller such notice on or before the Title Defect Notice Date shall be deemed a waiver by Buyer of all Title Defects, known or unknown, that Seller does not have notice of from Buyer on such date.  Any defect or deficiency concerning Seller’s title to the Scheduled Interests not asserted by Buyer on or prior to the Title Defect Notice Date shall be deemed waived by Buyer for purposes of any adjustment to the Purchase Price, the Parties shall proceed with Closing, Seller shall be under no obligation to correct the defects, and Buyer shall assume the risks, liability and obligations associated with such defects.  However, such waiver shall not effect or impair the warranties of Seller set forth in Section 8.5 or the indemnity obligations of Seller as set forth in Article 17.

8.3.         Title Defect Adjustment.

(a)           In the event any Title Defect, for which notice has been timely given as provided hereinabove, remains uncured as of Closing, Seller may elect to (i) cure such Title Defect by indemnifying Buyer against any damages, claims or expenses that may arise out of such Title Defect, subject to the provisions of Section 8.3(b) below, with no reduction in the Purchase Price; or (ii) reduce the Purchase Price by an amount equal to the Defect Value as determined pursuant to Section 8.4, to the extent that each individual Title Defect exceeds a Ten Thousand And No/100 dollar ($10,000.00) threshold, and the sum of all individual Title Defects in excess of each threshold amount exceeds Forty Five Thousand And No/100 dollars ($45,000.00) (the “Title Defect Deductible”) and the Aggregate Defect Basket described in Section 7.4.  Should Seller elect either alternative “(i)” (indemnity) or “(ii)” (price reduction) in this Section 8.3(a), those Assets affected by the Title Defect shall be transferred to Buyer at Closing.

(b)           The following provisions shall apply to an election by Seller under the second sentence of Section 8.3(a) to cure a Title Defect by indemnifying Buyer with regard to such Title Defect:

(1)           Seller’s indemnity shall be limited to a period of two (2) years from the Effective Time.

(2)           In no event shall Seller’s indemnity exceed the amount of the Defect Value as determined under Section 8.4 hereof.

(3)           Seller’s indemnity shall be freely transferable by Buyer to its successors and assigns of the Assets affected by such Title Defect, including without limitation, any lender to Buyer and any purchaser of such Assets, whether directly from Buyer or through any foreclosure proceeding; and

(4)           If the Defect Value, as determined under Section 8.4 hereof, individually or in the aggregate, for one or more Title Defects to be covered by the Seller’s indemnity exceeds Seven Hundred Fifty Thousand and No/100 dollars ($750,000.00) (after application of the appropriate deductible(s) and without application of the Aggregate Defect Basket provided for in Section 7.4), Seller shall have no right under to indemnify Buyer with regard to such Title Defects without Buyer’s consent.

(c)           In the event any adjustment to the Purchase Price is made due to a Title Defect raised by Buyer, the Parties shall proceed with Closing, Seller shall be under no obligation to correct such defect, and such defect shall become an Assumed Obligation of Buyer.

8.4.         Environmental Defect and Title Defect Values.

Upon timely delivery of notice of an Environmental Defect and/or a Title Defect, Buyer and Seller shall use their best efforts to agree on the validity and value of the claim for the purpose of making any adjustment to the Purchase Price based on the provisions herein (“Defect Value”).  Notwithstanding anything to the contrary set forth herein, the Defect Value and any related adjustment to the Purchase Price shall in no event exceed the Allocated Value of the affected Scheduled Interest.  In determining the Defect Value of an Environmental Defect or a Title Defect, it is the intent of the Parties to include, to the extent possible, only that portion of the Scheduled Interests, whether an undivided interest, separate interest or otherwise, materially and adversely affected by the defect.  The following guidelines shall be followed by the Parties in establishing the Defect Value of any Environmental Defect or Title Defect for the purpose of adjusting the Purchase Price if the validity of the claim is agreed to by the Parties and proper notice has been timely given, subject to (i) application of the appropriate deductibles as set forth in this Agreement for Environmental Defects and Title Defects, and (ii) application of the Aggregate Defect Basket requirement as set forth in Section 7.4 for Environmental Defects and Title Defects:

(a)           If the Title Defect is based on a difference in net revenue interest or expense interest from that shown on Exhibit “C” for the affected Scheduled Interest, then the Purchase Price shall be proportionately reduced or increased as the case may be.

(b)           If the Environmental Defect or Title Defect is liquidated in amount (for example, but not limited to, a lien, encumbrance, charge or penalty), then the adjustment to the Purchase Price shall be the lesser of (1) the sum necessary to be paid to the obligee to remove the defect from the Scheduled Interest, or (2) the decrease in the fair market value (determined as set forth below) of the Scheduled Interest as a result of the defect.

(c)           If the Environmental Defect or Title Defect represents an obligation or burden upon the affected Scheduled Interest for which the economic detriment is not liquidated but can be estimated with reasonable certainty as agreed to by the Parties, the adjustment to the Purchase Price shall be the sum necessary to compensate Buyer at Closing for the adverse economic effect which the Environmental Defect or Title Defect will have on the affected Scheduled Interest.  This sum shall be the lesser of the cost of remediating the defect, or the decrease in the fair market value (determined as set forth below) of the Scheduled Interest as a result of the defect.  The fair market value determination shall be made by the Parties in good faith taking into account all relevant factors, including, but not limited to, the following:

(1)           the Allocated Value of the Scheduled Interest affected by the Environmental or Title Defect;

(2)           the productive status of the affected Scheduled Interest (i.e., proved developed producing, etc.) and the net present value of the future income expected to be produced therefrom;

(3)           if the Title Defect represents only a possibility of title failure, the probability that such failure will occur; and

(4)           the economic effect of the Environmental Defect or Title Defect.

(d)           If the Defect Value cannot be determined using the above guidelines, and if the Parties cannot otherwise agree on the amount of an adjustment to the Purchase Price, or if the validity of the claim as to an Environmental Defect or Title Defect cannot be agreed upon, then the Closing shall include the Asset(s) affected thereby.  If the validity of the claim is in dispute, there shall be no adjustment to the Purchase Price at Closing.  If the Defect Value of the claim is in dispute, the Purchase Price at Closing shall be adjusted by Seller’s good faith estimate of the Defect Value.  In either case, Buyer shall have the right, exercisable within ninety (90) days after the Closing Date, to refer the disputed matter to arbitration in accordance with Section 18.2.  Subject to the terms of Section 18.2, the decision of the arbitrator regarding any dispute as to the validity or Defect Value of an Environmental Defect or a Title Defect Dispute shall be final as between the Parties, provided in no event shall the Defect Value of the disputed Environmental Defect or Title Defect exceed the Allocated Value of the affected Scheduled Interest.

8.5.         Title Warranty.

SELLER SHALL CONVEY SELLER’S INTERESTS IN AND TO THE ASSETS TO BUYER AS PROVIDED IN THE FORM OF ASSIGNMENT, CONVEYANCE AND BILL OF SALE ATTACHED AS EXHIBIT “D” HERETO (THE “CONVEYANCE”).  THE CONVEYANCE SHALL BE MADE WITHOUT WARRANTY OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND WITHOUT RECOURSE, EVEN AS TO THE RETURN OF THE PURCHASE PRICE OR OTHER CONSIDERATION, EXCEPT THAT, SUBJECT TO THE PERMITTED ENCUMBRANCES, SELLER SHALL WARRANT TITLE TO THE ASSETS AGAINST ALL CLAIMS, LIENS, BURDENS AND ENCUMBRANCES ARISING BY, THROUGH OR UNDER SELLER, BUT NOT OTHERWISE AND NOT WITH RESPECT TO ANY IMPAIRMENT OR FAILURE OF TITLE RELATED TO ANY LACK OF PRODUCTION IN PAYING QUANTITIES.  THE CONVEYANCE SHALL BE MADE WITH FULL SUBSTITUTION AND SUBROGATION TO BUYER IN AND TO ALL COVENANTS AND WARRANTIES BY OTHERS HERETOFORE GIVEN OR MADE TO SELLER WITH RESPECT TO THE ASSETS.

THE PARTIES AGREE THAT THE EXISTENCE OF ANY SUCH IMBALANCES SHALL NOT BE DEEMED A TITLE DEFECT.

ARTICLE 9. - DISCLAIMERS

9.1.         Disclaimer — Representations and Warranties.  Buyer acknowledges and agrees that, except as otherwise expressly provided in Article 4, neither Seller nor Seller’s parent makes any representation or warranty, express, statutory, implied or otherwise with respect to the Company and the Assets.  Except as otherwise expressly provided in Article 4, Seller, for itself and its Parent, hereby expressly disclaims any and all representations and warranties associated with the Company, or the Assets express, statutory, implied or otherwise, including any representation or warranty regarding:  (a) title (except as provided in Section 8.5, (b) any costs, expenses, revenues, receipts, accounts receivable, or accounts payable, (c) any contractual, economic or financial information and data associated with the Company, or the Assets, (d) the continued financial viability or productivity of the Company or the Assets or transportability of product, (e) the environmental or physical condition of the Assets, (f) any federal, state, local or tribal income or other Tax consequences associated with the Company and the Assets, (g) the absence of patent or latent defects, (h) the state of repair of the Assets, (i) merchantability or conformity to models, (j) any rights of any member of Buyer Group under appropriate Laws to claim diminution of consideration or return of the purchase price, (k) freedom from patents, copyright or trademark infringement, (l) fitness for a particular purpose, and (m)  production rates, recompletion opportunities, decline rates, gas balancing information or the quality, quantity or volume of the reserves of Hydrocarbons, if any, attributable to the Assets.

9.2.         Disclaimer – Statements and Information.  Seller expressly disclaims any and all representations and warranties, except as otherwise expressly provided in Article 4, associated with the quality, accuracy, completeness or materiality of the information, data and materials furnished (whether electronically, orally, by video, in writing or any other medium, by compact disk, in any data room, or otherwise) at any time to Buyer Group associated with transactions contemplated by this Agreement, including, information, data or materials regarding:  (a) title to the Assets, (b) costs, expenses, revenues, receipts, accounts receivable or accounts payable associated with the Company and the Assets, (c) contractual, economic or financial information associated with the Company, the Assets , (d) the continued financial viability or productivity of the Company or the Assets, or transportability of product, (e) the environmental or physical condition of the Assets, (f) federal, state, local or tribal income or other Tax consequences associated with the Company, the Assets, (g) the absence of patent or latent defects, (h) the state of repair of the Assets, (i) any warranty regarding merchantability or conformity to models, (j) any rights of any member of Buyer Group under appropriate Laws to claim diminution of consideration or return of the purchase price, (k) any warranty of freedom from patent, copyright or trademark infringement, (l) warranties existing under applicable Law now or hereafter in effect, (m) any warranty regarding fitness for a particular purpose and (n) production rates, recompletion opportunities, decline rates, gas balancing information or the quality, quantity or volume of the reserves of Hydrocarbons, if any, attributable to the Assets.

ARTICLE 10. - PREFERENTIAL PURCHASE RIGHTS

AND CONSENTS OF THIRD PARTIES

10.1.       Actions and Consents.

(a)           Seller and Buyer agree that each shall use all reasonable efforts to take or cause to be taken all such action as may be necessary to consummate and make effective the transactions provided in this Agreement and to assure that it will not be under any material corporate, legal, or contractual restriction that could prohibit or delay the timely consummation of such transaction.

(b)           Seller shall notify all holders of (i) preferential rights to purchase the Assets (“Preferential Purchase Rights”), (ii) rights of consent to the assignment, or (iii) rights of approval to the assignment of the Assets, and of such terms and conditions of this Agreement to which the holders of such rights are entitled.  Seller shall promptly notify Buyer if any Preferential Purchase Rights are exercised, any consents or approvals denied, or if the requisite period has elapsed without said rights having been exercised or consents or approvals having been received.  If prior to Closing, any such Preferential Purchase Rights are timely and properly exercised, or Seller is unable to obtain a necessary consent or approval prior to Closing, the interest or part thereof so affected shall be eliminated from the Assets and the Purchase Price reduced by the portion of the Purchase Price allocated to such interest or part thereof as provided in Exhibit “C.”  If any additional Preferential Purchase Rights are discovered after Closing, or if a third party Preferential Purchase Rights holder alleges improper notice, then Buyer agrees to cooperate with Seller in giving effect to any such valid third party Preferential Purchase Rights.  In the event any such valid third party preferential purchase rights are validly exercised after Closing, Buyer’s sole remedy against Seller shall be return by Seller to Buyer of that portion of the Purchase Price allocated under Exhibit “C” to the portion of the assets on which such rights are exercised and lost by Buyer to such third party.  The Parties agree that the Allocated Values for properties subject to Preferential Purchase Rights shall be the sole responsibility of Buyer, and Buyer agrees to indemnify and hold Seller harmless from all liability and claims related to the reasonableness of such values.

(c)           With respect to any portion of the Assets for which a Preferential Purchase Right has not been asserted prior to Closing or a consent or other approval to assign has not been granted (other than Permitted Encumbrances) and for which the time for election to exercise such Preferential Purchase Right or to grant such consent has not expired, Closing with respect to the portion of the Assets subject to such outstanding obligations will be deferred (the “Third Party Interests”). Closing with respect to all other Assets will proceed as provided in this Agreement, but the Base Purchase Price delivered to Seller at Closing will be reduced by the Allocated Value of the Third Party Interests.  In the event that within ninety (90) days after Closing any such Preferential Purchase Right is waived or consent or approval is obtained or the time for election to purchase or to deliver a consent or approval passes (such that under the applicable documents, Seller may sell the affected Third Party Interest to Buyer), then the Closing with respect to the applicable portion of the Third Party Interests will proceed promptly. If such waivers, consents or approvals as are necessary are not received by Seller within the applicable ninety (90) day period, Seller shall retain such Third Party Interests and the Parties shall have no further obligation to each other with respect thereto.

ARTICLE 11. - COVENANTS

11.1.       Conduct of Operations.

(a)           From and after the date of execution of this Agreement and until the Closing, and subject to Section 11.2 and the constraints of applicable operating and other agreements,

Seller shall operate, manage, and administer or cause the operation, management and administration of the Assets as a reasonable and prudent operator and in a good and workmanlike manner consistent with its past practices, and shall carry on its business with respect to the Assets in substantially the same manner as before execution of this Agreement.  Prior to Closing, Seller shall use all reasonable efforts to preserve in full force and effect all Leases, operating agreements, easements, rights-of-way, permits, licenses, and agreements which relate to the Assets in which Seller owns an interest, and shall perform all obligations of Seller in or under all such agreements relating to the Assets; provided, however, Buyer’s sole remedy for Seller’s breach of its obligations under this Section 11.1(a) shall be limited to the amount of that portion of the Purchase Price allocated in Exhibit “C” to that portion of the Assets affected by such breach.  Seller shall, except for emergency action taken in the face of serious risk to life, property, or the environment (1) submit to Buyer, for prior written approval, all requests for operating or capital expenditures and all proposed contracts and agreements relating to the Assets which involve individual commitments of more than twenty-five thousand dollars ($25,000.00); (2) consult with, inform, and advise Buyer regarding all material matters concerning the operation, management, and administration of the Assets; (3) obtain Buyer’s written approval prior to voting under any operating, unit, joint venture, partnership or similar agreement; and (4) not approve or elect to go nonconsent as to any proposed well or plug and abandon or agree to plug and abandon any Well without Buyer’s prior written approval.  On any matter requiring Buyer’s approval under this Section 11.1(a), Buyer shall respond within five (5) days to Seller’s request for approval, and failure of Buyer to respond to Seller’s request for approval within such time shall release Seller from the obligation to obtain Buyer’s approval before proceeding on such matter.  With respect to emergency actions taken by Seller in the face of serious risk to life, property, or the environment, without prior approval of Buyer pursuant to the provisions above, Seller will advise Buyer of its actions as promptly as reasonably possible and consult with Buyer as to any further related actions.

(b)           Seller shall promptly notify Buyer of any suit, lessor demand action, or other proceeding before any court, arbitrator, or governmental agency and any cause of action which relates to the Assets or which might result in impairment or loss of Seller’s interest in any portion of the Assets or which might hinder or impede the operation of the Assets.

11.2.       Limitations on Seller’s Covenants Pending Closing.

To the extent Seller is not the operator of any of the Assets, the obligations of Seller in Section 11.1 concerning operations or activities which normally or pursuant to existing contracts are carried out or performed by the operator, shall be construed to require only that Seller use all reasonable efforts (without being obligated to incur any expense or institute any cause of action) to cause the operator of such Assets to take such actions or render such performance as would a reasonable prudent operator and within the constraints of the applicable operating agreements and other applicable agreements.

11.3.       Conduct of Company Business.

Except as set forth in Schedule 4.23, as provided in the Material Contracts, required by Law or Order, as otherwise would not have a Material Adverse Effect or as specifically contemplated by this Agreement, from the date of this Agreement until the Closing Date, Seller shall cause the Company to, unless Buyer shall otherwise consent in writing (which consent shall not be unreasonably withheld or delayed):

(i)            operate only in the usual, regular and ordinary manner consistent with past practice, and use its commercially reasonable efforts to preserve its present business operations and organization;

(ii)           maintain books, accounts and records in the usual, regular and ordinary manner, on a basis consistent with prior years, and comply in all material respects with all contractual and other obligations;

(iii)          comply in all material respects with all applicable Laws and Orders to which it is subject;

(iv)          not acquire by merger, consolidation, purchase of stock or assets, or otherwise, any Person;

(v)           except in the ordinary course of business under existing lines of credit, not create, incur or assume any debt for borrowed money;

(vi)          not make any material election with respect to Taxes;

(vii)         not amend or modify its organizational documents;

(viii)        not incur any capital expenditures in excess of Ten Thousand Dollars ($10,000) except in case of emergency or as may otherwise be required to prevent injury or damage to persons, property or the environment; and

(ix)           not agree to take any action or actions prohibited by any of the foregoing clauses (i) through (ix).

11.4.       Return of Information.  In the event of termination of this Agreement, Buyer shall promptly, and in any event, within ten (10) Days of such termination, return or cause to be returned to Seller all documents and other materials obtained from or on behalf of Seller in connection with the transactions contemplated hereby and shall keep confidential any such information, all in accordance with the provisions of Section 6.3.

ARTICLE 12. - CLOSING CONDITIONS

12.1.       Seller’s Closing Conditions.

The obligations of Seller under this Agreement are subject, at the option of Seller, to the satisfaction, at or prior to the Closing, of the following conditions:

(a)           All representations and warranties of Buyer contained in this Agreement shall be true, accurate, and not misleading in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Buyer shall have performed, satisfied and complied with all agreements and covenants required by this Agreement to be performed, satisfied and complied with by Buyer at or prior to the Closing;

(b)           The execution, delivery, and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Buyer, and an officer’s certificate of Buyer confirming the same;

(c)           All necessary consents of and filings with any state or federal governmental authority or agency relating to the consummation of the transactions contemplated by this Agreement shall have been obtained, accomplished or waived, except to the extent that such consents and filings are normally obtained, accomplished or waived after Closing; and

(d)           As of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by Seller) shall be pending or threatened before any court or governmental agency seeking to restrain Seller or prohibit the Closing or seeking damages against Seller as a result of the consummation of this Agreement.

12.2.       Buyer’s Closing Conditions.

The obligations of Buyer under this Agreement are subject, at the option of Buyer, to the satisfaction, at or prior to the Closing, of the following conditions:

(a)           All representations and warranties of Seller contained in this Agreement shall be true, accurate, and not misleading in all material respects at and as of the Closing as if such representations and warranties were made at and as of the Closing, and Seller shall have performed, satisfied and complied with all agreements and covenants required by this Agreement to be performed, satisfied and complied with by Seller at or prior to the Closing;

(b)           The execution, delivery, and performance of this Agreement and the transactions contemplated thereby have been duly and validly authorized by all necessary action, corporate, partnership or otherwise, on the part of Seller, and an officer’s certificate of Seller confirming the same;

(c)           All necessary consents of and filings with any state or federal governmental authority or agency relating to the consummation of the transactions contemplated by this Agreement shall have been obtained, accomplished or waived, except to the extent that such consents and filings are normally obtained, accomplished or waived after Closing; and

(d)           As of the Closing Date, no suit, action or other proceeding (excluding any such matter initiated by Buyer) shall be pending or threatened before any court or governmental agency seeking to restrain Buyer or prohibit the Closing or seeking damages against Buyer as a result of the consummation of this Agreement.

ARTICLE 13. - CLOSING

13.1.       Closing.

The closing of this transaction (the “Closing”) shall be held at the offices of Adams and Reese, LLP located at 1221 McKinney, Suite 4400, Houston, Texas  77010 on March 3, 2008 at 10:00 a.m. Central Standard Time, or at such earlier date or place as the Parties may agree in writing (herein called “Closing Date”).  Time is of the essence and the Closing Date shall not be extended unless by written agreement of the Parties.  Any extension of the Closing Date shall also extend the Effective Date to March 1, 2008, without any corresponding change in the Purchase Price.  On or before five (5) business days prior to Closing, Buyer and Seller shall use their best efforts to provide each other copies of all closing documents.

13.2.       Seller’s Closing Obligations.

At Closing, except to the extent comprising the Excluded Assets, Seller shall deliver to Buyer the following:

(a)           the Assignment, Conveyance and Bill of Sale substantially in the form attached as Exhibit “D,” and such other documents as may be reasonably necessary to convey all of Seller’s interest in the Assets (except the Shares)  to Buyer in accordance with the provisions hereof, executed by Seller;

(b)           two (2) non-foreign affidavit executed by an authorized officer of Seller in the form attached as Exhibit “J”;

(c)           copies of all third-party waivers, consents, approvals, permits and actions obtained;

(d)           exclusive possession of the Assets;

(e)           letters-in-lieu of transfer orders in form acceptable to Seller and Buyer;

(f)            resignations of the board of directors and officers of the Company;

(g)           two (2) originals of the Certificate executed by an officer of the Seller;

(h)           two (2) originals of resolutions of Seller’s authorizing bodies authorizing the transactions contemplated by this Agreement (including designation of the Persons authorized to execute this Agreement on behalf of Seller and the Operative Documents to which it is a party); and

(i)            Stock Power and stock certificate representing all outstanding and issued capital stock of the Company.

13.3.       Buyer’s Closing Obligations.

At Closing, Buyer shall deliver to Seller the following:

(a)           the Purchase Price, as adjusted, by wire transfer in immediately available funds to a bank account designated, in writing, by Seller;

(b)           the Assignment, Conveyance and Bill of Sale substantially in the form attached as Exhibit “D” executed by Buyer;

(c)           two (2) originals of the Certificate executed by an authorized officer or an attorney-in-fact of Buyer; and

(d)           two (2) originals of resolutions of a Secretary’s certificate of Buyer certifying resolutions of Buyer’s Board of Directors authorizing the transactions contemplated by this Agreement (including designation of the Persons authorized to execute this Agreement on behalf of Buyer)

13.4.       Joint Closing Obligations.

Both Parties at Closing shall execute a Settlement Statement evidencing the amount actually wire transferred and all adjustments to the Purchase Price taken into account at Closing.  All events of Closing shall each be deemed to have occurred simultaneously with the other, regardless of when actually occurring and each shall be a condition precedent to the other.

ARTICLE 14. –LIMITATIONS ON WARRANTIES

AND REMEDIES/DTPA-UTPCPL WAIVER

14.1.       Limitations on Warranties and Remedies.

THE EXPRESS REPRESENTATIONS AND WARRANTIES OF SELLER CONTAINED IN THIS AGREEMENT ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE LEASES, OR THE ENVIRONMENTAL CONDITION OF THE ASSETS.  THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT, IMPROVEMENTS, FIXTURES AND APPURTENANCES CONVEYED AS PART OF THE ASSETS ARE SOLD HEREUNDER “AS IS, WHERE IS, AND WITH ALL FAULTS” AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, ARE GIVEN BY OR ON BEHALF OF SELLER.  IT IS UNDERSTOOD AND AGREED THAT PRIOR TO CLOSING BUYER SHALL

HAVE INSPECTED THE ASSETS FOR ALL PURPOSES AND HAS SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, AND THAT BUYER ACCEPTS SAME IN ITS “AS IS, WHERE IS AND WITH ALL FAULTS” CONDITION.  BUYER HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, OR CONFORMITY TO SAMPLES.

BUYER EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; BUYER WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2520, ET SEQ; BUYER ACKNOWLEDGES THAT THIS EXPRESS WAIVER IS A MATERIAL AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND BUYER ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF BUYER AND EXPLAINED IN DETAIL AND THAT BUYER HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE ABOVE DESCRIBED PROPERTY.

14.2.       Waiver of Trade Practices Acts.

(a)           It is the intention of the parties that Buyer’s rights and remedies with respect to this transaction and with respect to all acts or practices of Seller, past, present or future, in connection with this transaction shall be governed by legal principles other than the Texas Deceptive Trade Practices—Consumer Protection Act, Tex. Bus. & Com. Code Ann. § 17.41 et seq. (the “DTPA”) or the Louisiana unfair trade practices and consumer protection law, La. R.S. 51:1402, et seq. (the “UTPCPL”).  As such, Buyer hereby waives the applicability of the DTPA and the UTPCPL to this transaction and any and all duties, rights or remedies that might be imposed by the DTPA and/or the UTPCPL, whether such duties, rights and remedies are applied directly by the DTPA or the UTPCPL itself or indirectly in connection with other statutes; provided, however, Buyer does not waive § 17.555 of the DTPA.  Buyer acknowledges, represents and warrants that it is purchasing the goods and/or services covered by this Agreement for commercial or business use; that it has knowledge and experience in financial and business matters that enable it to evaluate the merits and risks of a transaction such as this; that it is not in a significantly disparate bargaining position with Seller, and that Buyer has been represented by legal counsel in the negotiation of this Agreement and the terms of this particular provision.

(b)           Buyer expressly recognizes that the price for which Seller has agreed to perform its obligations under this Agreement has been predicated upon the inapplicability of the DTPA and the UTPCPL and this waiver of the DTPA and the UTPCPL.  Buyer further recognizes that

Seller, in determining to proceed with the entering into of this Agreement, has expressly relied on this waiver and the inapplicability of the DTPA and the UTPCPL.

ARTICLE 15. - CASUALTY LOSS AND CONDEMNATION

If, prior to the Closing, all or any portion of the Scheduled Interests is destroyed by fire or other casualty or if any portion of the Assets shall be taken by condemnation or under the right of eminent domain (all of which are herein called “Casualty Loss” and limited to property damage or taking only), Buyer and Seller must agree prior to Closing either (i) to delete that portion of the Scheduled Interests which is subject to the Casualty Loss from the Assets, and the Purchase Price shall be reduced by the value allocated to the deleted interest as set out in Exhibit “C,” or (ii) for Buyer to proceed with the purchase of such Scheduled Interests, notwithstanding any such destruction or taking (without reduction of the Purchase Price) in which case Seller shall pay, at the Closing, to Buyer all sums paid to Seller by third parties by reason of the destruction or taking of such Scheduled Interests and shall assign, transfer and set over unto Buyer all insurance proceeds received by Seller as well as all of the right, title and interest of Seller in and to any claims, causes of action, unpaid proceeds or other payments from third parties arising out of such destruction or taking.  If the Allocated Value of that portion of the Scheduled Interests affected by the Casualty Loss as shown on Exhibit “C” exceeds Seven Hundred Fifty Thousand and No/100 dollars ($750,000.00), Buyer and Seller shall each have the right to terminate this Agreement upon written notification to the other, the transaction shall not close and thereafter neither Buyer nor Seller shall have any liability or further obligations to the other hereunder.  In the event of such termination, Seller shall return the Escrow Deposit to Buyer, without interest.  Prior to Closing, Seller shall not voluntarily compromise, settle or adjust any amounts payable by reason of any Casualty Loss without first obtaining the written consent of Buyer.

ARTICLE 16. - REMEDIES

16.1.       Seller’s Remedies.

If Seller and Buyer close the transaction contemplated by this Agreement on or before the Closing Date, as it may be extended in accordance herewith, the Escrow Deposit and any accrued interest will be applied to the Purchase Price and the amount due from Buyer at Closing will be reduced by the amount of the Escrow Deposit.  If the transaction contemplated by this Agreement does not close on or before the Closing Date, as it may be extended in accordance herewith, because (a) Seller is unable, unwilling or refuses to close, or because (b) a condition to Buyer’s obligation to close, as set forth in Section 12.2, is not satisfied or waived, or because (c) Buyer terminates this Agreement under the provisions of Article_15, or as elsewhere provided for and allowed in this Agreement, unless Buyer chooses the remedy of specific performance, if applicable, as set forth in Section 16.2, Seller will provide Buyer with written authorization to disburse the Escrow Deposit, with accrued interest, within five (5) days following the later of the Closing Date or any extension thereof in accordance with the provisions of this Agreement.  If for any reason other than those set forth in subparagraphs (a), (b) and (c) above, Buyer fails, refuses or is unable to close the transaction contemplated by this Agreement on or before the Closing Date, as it may be extended in accordance herewith, Seller shall retain the Escrow Deposit together with any accrued interest as a liquidated damage and not as a penalty, and terminate this Agreement, as Seller’s sole and exclusive remedies for such default, all other remedies (except as expressly retained in Section 16.3) being expressly waived by Seller.

16.2.       Buyer’s Remedies.

Upon failure of Seller to comply herewith by the Closing Date, as it may be extended in accordance herewith, Buyer, at its sole option and in addition to any other remedies it may have at law or equity, may (i) enforce specific performance, or (ii) terminate this Agreement.  In the event Buyer elects to terminate this Agreement as set forth above, Seller shall immediately return the Escrow Deposit to Buyer, without interest.

16.3.       Other Remedies.

Notwithstanding the foregoing, termination of this Agreement shall not prejudice or impair Buyer’s obligations under Section 6.3 (and the Confidentiality Agreement referenced therein).  The prevailing Party in any legal proceeding brought under or to enforce this Agreement shall be additionally entitled to recover court costs and reasonable attorneys’ fees from the non-prevailing Party.  Notwithstanding the provisions of Sections 16.1 and 16.2, the remedy of mediation and arbitration provided in Section 8.4(d) shall be the exclusive remedy for the matters provided for in such Section.

16.4.       Effect of Termination.

In the event of termination of this Agreement under this Article 16, the transaction shall not close and neither Buyer nor Seller shall have any further obligations, remedies, liabilities, rights or duties to the other hereunder, except as expressly provided herein.

16.5.       Limitations on Damages.

Notwithstanding any other provision contained elsewhere in this Agreement to the contrary, the Parties acknowledge that this Agreement does not authorize one Party to sue for or collect from the other Party its own punitive damages, or its own consequential or indirect damages in connection with this Agreement and the transactions contemplated hereby and each Party expressly waives for itself and on behalf of its affiliates, any and all Claims it may have against the other Party for its own such damages in connection with this Agreement and the transactions contemplated hereby.

ARTICLE 17. - ASSUMPTION AND INDEMNITY

17.1.       Assumed Obligations; Pre-Closing Liabilities.

Upon and after Closing, Buyer shall own the Assets, together with all the rights, duties, obligations, and liabilities accruing after Closing, including the Assumed Obligations and Buyer’s indemnity obligations hereunder.  Buyer agrees to assume and pay, perform, fulfill and discharge all Assumed Obligations and Buyer’s indemnity obligations.  Seller agrees to retain and pay, perform, fulfill and discharge all Retained Obligations, and Seller’s indemnity obligations.

17.2.       Buyer’s Indemnity.

BUYER AGREES TO INDEMNIFY, DEFEND AND HOLD SELLER, SELLER’S GROUP AND SELLER’S EMPLOYEES, OFFICERS AND DIRECTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, PUNITIVE DAMAGES, COSTS, EXPENSES, CAUSES OF ACTION OR JUDGMENTS OF ANY KIND OR CHARACTER INCLUDING, WITHOUT LIMITATION, ANY INTEREST, PENALTY, REASONABLE ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH OR THE DEFENSE THEREOF (COLLECTIVELY THE “CLAIMS”), WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO, OR ARISING OUT OF THE ASSUMED OBLIGATIONS.  THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE SOLE OR PARTIAL OR COMPARATIVE OR CONCURRENT OR OTHER FAULT, NEGLIGENCE OR STRICT, PRE-EXISTING OR OTHER LIABILITY ON THE PART OF SELLER.  ADDITIONALLY, THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE NATURE OF THE OBLIGATIONS OF SELLER, BE THEY IN TORT, CONTRACT, QUASI-CONTRACT, STATUTORY, OR OTHERWISE.

17.3.       Seller’s Indemnity.

SELLER AGREES TO INDEMNIFY, DEFEND AND HOLD BUYER AND BUYER’S EMPLOYEES, OFFICERS AND DIRECTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO, OR ARISING OUT OF THE RETAINED OBLIGATIONS.  THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE SOLE OR PARTIAL OR COMPARATIVE OR CONCURRENT OR OTHER FAULT, NEGLIGENCE OR STRICT, PRE-EXISTING OR OTHER LIABILITY ON THE PART OF BUYER.  ADDITIONALLY, THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE NATURE OF THE OBLIGATIONS OF BUYER, BE THEY IN TORT, CONTRACT, QUASI-CONTRACT, STATUTORY, OR OTHERWISE.

17.4.       Stipulation Regarding Express Negligence And Fault.

THE PARTIES HERETO BOTH AGREE AND STIPULATE THAT THEY HAVE ACTUAL KNOWLEDGE OF ALL INDEMNITY PROVISIONS HEREIN, THAT THEY ARE FAMILIAR WITH THE EXPRESS NEGLIGENCE TEST, THAT

THIS DEFENSE AND INDEMNIFICATION AGREEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE TEST, THAT THE PARTIES CLEARLY INTEND TO TRANSFER THE RISK OF LOSS FOR THE INDEMNITEE’S NEGLIGENCE, FAULT AND OTHER LIABILITIES AND OBLIGATIONS AS SET FORTH ABOVE TO BUYER, AND THAT THESE INDEMNIFICATION PROVISIONS ARE CONSPICUOUS.

17.5.       Broker or Finder’s Fee.

Each Party hereby agrees to indemnify and hold the other harmless from and against any claim for a brokerage or finder’s fee or commission in connection with this Agreement or the transactions contemplated by this Agreement to the extent such claim arises from or is attributable to the actions of such indemnifying Party, including, without limitation, any and all losses, damages, punitive damages, attorneys’ fees, costs and expenses of any kind or character arising out of or incurred in connection with any such claim or defending against the same.

17.6        Litigation.             Seller shall retain responsibility and liability for the litigation and threatened litigation listed on Exhibit “F,” and the Claims thereunder, except as provided in this Section 17.6.

17.7.       Insurance, Taxes.  The amount of any Claims for which any party is entitled to indemnification under this Agreement shall be reduced by any corresponding (a)  tax benefit created or generated or (b)  insurance proceeds realized by such party if a claim were properly pursued under the relevant insurance arrangements.

17.8.       Waiver of Certain Damages.  Each of the Parties expressly waives and agrees not to, and to cause the members of the Buyer Group in the case of Buyer and the members of the Seller Group in the case of Seller not to, seek indirect, consequential, punitive or exemplary damages or damages for lost profits of any kind with respect to any dispute arising under, related to, or in connection with this Agreement or breach hereof (except such damages that are payable to a third party with respect to a third party claim for which any Person is seeking indemnification hereunder).  The Parties agree that no indemnified Person shall be entitled to any such damages under this Agreement.

17.9.       Extent of Indemnification.  Without limiting or enlarging the scope of the indemnification, disclaimer and assumption obligations set forth in this Agreement, to the fullest extent permitted by Law, an indemnified Person shall be entitled to indemnification hereunder in accordance with the terms hereof, regardless of whether the indemnifiable loss giving rise to any such indemnification obligation is the result of the sole, active, passive, concurrent or comparative negligence, strict liability or other legal fault or violation of any Law of or by any such indemnified Person.  Buyer and Seller acknowledge that this statement complies with the express negligence rule and is conspicuous.

17.10.     Disclaimer of Application of Anti-Indemnity Statutes.  The Parties acknowledge and agree that the provisions of any anti-indemnity statute relating to oilfield services and associated activities shall not be applicable to this Agreement or the transactions contemplated hereby.

17.11.     Waiver of Right to Rescission.  Seller and Buyer acknowledge that the payment of money, as limited by the terms of this Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated in this Agreement.  As the payment of money shall be adequate compensation, Buyer and Seller waive any right to rescind this Agreement or any of the transactions contemplated hereby.

17.12.     Indemnity Claims.

From and after Initial Closing, any demand for indemnity hereunder shall be made by written notice, together with a written description of any Claims asserted stating the nature and basis of such Claim and, if ascertainable, the amount thereof.  The Party upon whom notice is served shall have a period of twenty (20) days after receipt of such notice within which to respond thereto or, in the case of an underlying demand which requires a shorter time for response, then within such shorter period as specified in such notice (the “Notice Period”).  If the Party upon whom notice is served denies liability or fails to provide the defense for any Claim, the other Party may defend or compromise the Claim as it deems appropriate.  If the Party upon whom notice is served accepts liability and responsibility for the defense of any Claim, it shall so notify the other Party as soon as is practicable prior to the expiration of the Notice Period and undertake the defense or compromise of such Claim with counsel selected by the Party accepting such liability.  If the Party on whom notice is served undertakes the defense or compromise of such Claim, the other Party shall be entitled, at its own expense, to participate in such defense.  No compromise or settlement of any Claim shall be made without reasonable notice to the other Party, and without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.  No such approval shall be withheld if such compromise or settlement includes a general and complete release of the other Party, its successors, assigns, Affiliates and their respective Representatives in respect of the matter, with prejudice, and with no express or written admission of liability on the part of the other Party, its Affiliates and their respective Representatives, and is without cost or liability and has no constraints on the future conduct of its or their respective businesses. Buyer and Seller acknowledge that their obligations to indemnify, defend and hold the other Party and its Affiliates harmless under this Agreement include obligations to pay the attorneys’ fees and court and arbitral costs incurred by the other Party and its Affiliates in defending said Claims, regardless of the merits of said Claims, where the Party to whom notice is served hereunder denies liability or fails to provide the defense for any said Claim.           Seller and Buyer shall have the right at all times to participate, at their sole cost, in the preparation for any defense, hearing or trial related to the indemnities set forth in this Agreement, as well as the right to appear on their own behalf or to retain separate counsel to represent them at any such hearing or trial.

ARTICLE 18. - MISCELLANEOUS

18.1.       Receivables and other Excluded Funds.

Buyer shall be under no obligation to collect on behalf of Seller any receivables or other funds included in the Excluded Assets above.  With respect to receivables, Buyer shall be free to treat the interests of any party with a delinquent receivable in any manner deemed appropriate by Buyer.

18.2.       Arbitration.

Unless expressly provided otherwise in this Agreement, any and all claims or causes of action arising out of or relating to this Agreement must be resolved through the use of binding arbitration using three (3) arbitrators, in accordance with the Commercial Arbitration Rules of the AAA, as supplemented to the extent necessary to determine any procedural appeal questions by the Federal Arbitration Act (Title 9 of the United States Code).  If there is any inconsistency between this Article and the Commercial Arbitration Rules or the Federal Arbitration Act, the terms of this Article shall control the rights and obligations of the Parties.  If there is more than one (1) Arbitrable Dispute that involves the same facts and parties as the facts and parties with respect to which an arbitration has been initiated pursuant to this Agreement, such disputes shall be consolidated into the first arbitration initiated pursuant to this Agreement.  No other arbitration shall be consolidated with any arbitration initiated pursuant to this Agreement without the agreement of the Parties or parties thereto.  Arbitration may be initiated by a Party (“Claimant”) serving written notice on the other Party (“Respondent”) that the Claimant has referred the Arbitrable Dispute to binding arbitration.  Claimant’s notice initiating binding arbitration must describe in reasonable detail the nature of the Arbitrable Dispute and the facts and circumstances relating thereto and identify the arbitrator Claimant has appointed.  Respondent shall respond to Claimant within thirty (30) Days after receipt of Claimant’s notice, identifying the arbitrator Respondent has appointed.  If Respondent fails for any reason to name an arbitrator within the thirty (30) Day period, Claimant shall name the arbitrator for Respondent’s account.  The two (2) arbitrators so chosen shall select a third arbitrator (who must have not less than seven (7) years experience as a lawyer in the energy industry) within thirty (30) Days after the second arbitrator has been appointed.  If the two arbitrators are unable to agree on a third arbitrator within thirty (30) Days from the date the second arbitrator has been appointed, then a third arbitrator shall be selected by the AAA office in Houston, Texas, with due regard given to the selection criteria above and input from the Parties and other arbitrators.  The AAA shall select the third arbitrator not later than ninety (90) Days from initiation of arbitration.  In the event AAA should fail to select the third arbitrator within ninety (90) Days from initiation of arbitration, then either Party may petition the Chief United States District Judge for the Southern District of Texas to select the third arbitrator.  Due regard shall be given to the selection criteria above and input from the Parties and other arbitrators.  Claimant shall pay the compensation and expenses of the arbitrator named by or for it, and Respondent shall pay the compensation and expenses of the arbitrator named by or for it.  Claimant and Respondent shall each pay one-half of the compensation and expenses of the third arbitrator.  All arbitrators must be neutral parties who have never been officers, directors or employees of the Parties or any of their Affiliates.  Unless expressly provided otherwise in this Agreement, the two (2)

arbitrators named by the Parties must have not less than seven (7) years experience in the energy industry, and must have a formal education or training in the area of dispute resolution.  The hearing shall be conducted in Houston, Texas and commence within sixty (60) Days after the selection of the third arbitrator.  The Parties and the arbitrators should proceed diligently and in good faith in order that the award may be made as promptly as possible.  The arbitrators shall determine the Arbitrable Disputes of the Parties and render a final award in accordance with the substantive Law of the State of Texas, excluding the conflicts provisions of such Law.  The arbitrators shall render their decision on or before sixty (60) Days following the completion of the hearing.  The arbitrator’s decision shall be in writing and set forth the reasons for the award and shall include an award of costs to the prevailing party, including without limitation reasonable attorneys’ fees and disbursements.  All statutes of limitations and defenses based upon passage of time applicable to any Arbitrable Dispute (including any counterclaim or setoff) shall be interrupted by the filing of the arbitration and suspended while the arbitration is pending.  The terms hereof shall not create or limit any obligations of a Party to defend, indemnify, or hold harmless another Party against court proceedings or other Claims.  In order to prevent irreparable harm, the arbitrators shall have the power to grant temporary or permanent injunctive or other equitable relief.  A Party may, notwithstanding any other provision of this Agreement, seek temporary injunctive relief from any court of competent jurisdiction; provided that the Party seeking such relief shall (if arbitration has not already been commenced) simultaneously commence arbitration.  Such court-ordered relief shall not continue more than ten (10) Days after the appointment of the arbitrators and in no event for longer than sixty (60) Days.  Except as provided in the Federal Arbitration Act, the decision of the arbitrators shall be binding on and non-appealable by the Parties.  Each Party agrees that any arbitration award against it may be enforced in any court of competent jurisdiction and that any Party may authorize any such court to enter judgment on the arbitrators’ decisions.  The arbitrators may not grant or award indirect, consequential, punitive or exemplary damages or damages for lost profits.

18.3.       Public Announcements.

The Parties hereto agree that prior to Closing, each may publicly disclose the principal terms of this Agreement following its execution, provided that prior to making any public announcement or statement with respect to the transaction contemplated by this Agreement, the Party desiring to make such public announcement or statement shall consult with the other Party hereto and exercise its best efforts to (i) agree upon the text of a joint public announcement or statement to be made by both of such Parties; or (ii) obtain written approval of the other Party hereto to the text of a public announcement or statement to be made solely by Seller or Buyer, as the case may be.  Nothing contained in this paragraph shall be construed to require either Party to obtain approval of the other Party hereto to disclose information with respect to the transaction contemplated by this Agreement to any state or federal governmental authority or agency to the extent (i) required by applicable law or by any applicable rules, regulations or orders of any governmental authority or agency having jurisdiction; or (ii) necessary to comply with disclosure requirements of the American Stock Exchange or other recognized exchange or over the counter, and applicable securities laws.

18.4.       Filing and Recording of Assignments, etc.

Buyer shall be solely responsible for all filings and the prompt recording of assignments and other documents related to the transfer of the Assets as contemplated hereunder and for all fees connected therewith, and Buyer shall furnish certified copies of all such filed and/or recorded documents to Seller.  Seller shall not be responsible for any loss to Buyer because of Buyer’s failure to file or record documents correctly or promptly.  Buyer shall promptly file all appropriate forms, declarations or bonds with federal and state agencies relative to its assumption of operations and Seller shall cooperate with Buyer in connection with such filings.  Buyer shall also comply with all notice provisions contained in the Leases or otherwise applicable to the transfer of the Assets.

18.5.       Further Assurances and Records.

(a)           After the Closing, each of the Parties will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to said Party all of the respective properties, rights, titles, interests, estates, and privileges intended to be assigned, delivered or inuring to the benefit of such Party in consummation of the transactions contemplated hereby.  Without limiting the foregoing, in the event Exhibits “A-1” through “A-5” incorrectly or insufficiently describe or reference an interest intended to be conveyed hereby, Seller agrees to, within twenty (20) days of Seller’s receipt of Buyer’s written request, together with supporting documentation satisfactory to Seller, correct such Exhibit and/or execute an amended assignment or other appropriate instruments necessary to transfer the property or interest intended to be conveyed hereby to Buyer.

(b)           Buyer agrees to maintain the files and records of Seller that are acquired pursuant to this Agreement for seven (7) years after Closing.  Buyer shall provide Seller and its representatives reasonable access to and the right to copy such files and records for the purposes of (i) preparing and delivering any accounting provided for under this Agreement and adjusting, prorating and settling the charges and credits provided for in this Agreement; (ii) complying with any law, rule or regulation affecting Seller’s interest in the Assets prior to the Closing Date; (iii) preparing any audit of the books and records of any third party relating to Seller’s interest in the Assets prior to the Closing Date, or responding to any audit prepared by such third parties; (iv) preparing tax returns; (v) responding to or disputing any tax audit; or (vi) asserting, defending or otherwise dealing with any claim or dispute under this Agreement or as to the Assets.

(c)           Buyer agrees that within thirty (30) days after Closing or within thirty (30) days after operations are actually transferred, whichever is later, it will remove or cause to be removed its signs and the names and marks used by Seller and all variations and derivatives thereof and logos relating thereto from the Assets and will not thereafter make any use whatsoever of such names, marks and logos.

(d)           To the extent not obtained or satisfied as of Closing, Seller agrees to continue to use all reasonable efforts, but without any obligation to incur any cost or expense in connection therewith, and to cooperate with Buyer’s efforts to obtain for Buyer (i) access to files, records and data relating to the Assets in the possession of third parties; and (ii) access to wells constituting a part of the Assets operated by third parties for purposes of inspecting same.

(e)           Buyer shall comply with all current and subsequently amended applicable laws, ordinances, rules, and regulations applicable to the Assets and shall promptly obtain and maintain all permits required by governmental authorities in connection with the Assets.

18.6.       Notices.

Except as otherwise expressly provided herein, all communications required or permitted under this Agreement shall be in writing and may be given by personal delivery, facsimile, US mail (postage prepaid), or commercial delivery service, and any communication hereunder shall be deemed to have been duly given and received when actually delivered to the address of the Parties to be notified as set forth below and addressed as follows:

If to Seller, as follows:

NGS Sub. Corp.
2500 City West Blvd, Suite 1300
Houston, Texas 77042
Attention: Robert S. Herlin, President
Facsimile:	713-935-0199
Confirm:	713-935-0122

With a copy to:

Mark A. Mathews
Adams and Reese LLP
4400 One Houston Center
1221 McKinney
Houston, Texas 77010
Facsimile:	713-652-5152
Confirm:	713-652-5151

If to Buyer, as follows:

MWM Energy, LLC
114 30th Avenue South
Nashville, Tennessee 37212
Attention: Stephen F. Moore, CEO
Facsimile:	615-340-5391
Confirm:	615-340-5389

With copies to:

Gary Wadkins
5100 Sweetbriar Lane, Suite 121
Tyler, Texas 75703
Facsimile:	903-534-6005
Confirm:	903-534-2944

RR Advisors, LLC
21 Waterway, Suite 300
The Woodlands, Texas 77380
Attention:	W. Mark Meyer
Facsimile:	214-871-8644
Confirm:	832-287-8523

Charles Robert Bone
Bone McAllester Norton PLLC
511 Union Street, Suite 1600
Nashville, Tennessee 37219
Facsimile:	615-238-6301
Confirm:	615-238-6301

Provided, however, that any notice required or permitted under this Agreement will be effective if given verbally within the time provided, so long as such verbal notice is followed by written notice thereof in the manner provided herein within twenty-four (24) hours following the end of such time period.  Any Party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

18.7.       Incidental Expenses.

Buyer shall bear and pay (i) all state or local government sales, transfer, gross proceeds, or similar taxes incident to or caused by the transfer of the Assets to Buyer, (ii) all documentary, transfer and other state and local government taxes incident to the transfer of the Assets to Buyer; and (iii) all filing, recording or registration fees for any assignment or conveyance delivered hereunder.  Each Party shall bear its own respective expenses incurred in connection with the negotiation and Closing of this transaction, including its own consultants’ fees, attorneys’ fees, accountants’ fees, and other similar costs and expenses.

18.8.       Waiver.

Any of the terms, provisions, covenants, representations, warranties or conditions hereof may be waived only by a written instrument executed by the Party waiving compliance.  Except as otherwise expressly provided in this Agreement, the failure of any Party at any time or times to require performance of any provision hereof shall in no manner affect such Party’s right to enforce the same.  No waiver by any Party of any condition, or of the breach of any term, provision, covenant, representation or warranty contained in this

Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be or construed as a further or continuing waiver of any such condition or breach or a waiver of any other condition or of the breach of any other term, provision, covenant, representation or warranty.

18.9.       Binding Effect; Assignment.

All the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Agreement shall be covenants running with the land and shall inure to the benefit of, and be binding upon, and shall be enforceable by, the parties hereto and their respective successors and assigns.  The rights of Buyer under this Agreement to acquire the Assets are personal and this Agreement may not be assigned or transferred by Buyer to any other party, firm, corporation or other entity, without the prior, express and written consent of Seller, and such consent may be withheld for any reason, including convenience.  Any attempt to assign this Agreement by Buyer over the objection or without the express written consent of the Seller shall be absolutely void.  Seller may condition its consent to assign this Agreement on Buyer providing Seller with an appropriate guarantee of its assignee’s performance.  Any subsequent transfer of this Agreement or of all or any part of the Assets shall be made expressly subject to the terms and provisions of this Agreement.  In the event Buyer sells, assigns or otherwise transfers all or a portion of the Assets, (i) this Agreement shall remain in effect between Buyer and Seller as to all the Assets regardless of such sale, assignment or transfer (and Buyer shall not be thereby released, but shall remain obligated hereunder), (ii) Buyer shall require its successors and assigns expressly to assume its duties, responsibilities and obligations under this Agreement, to the extent related or applicable to the Assets or the portion thereof acquired by them, but such assumption shall not release Buyer from any such assumed obligations, and (iii) Buyer shall obtain Seller’s prior written consent.  Any sale, assignment or other transfer of the Leases or other Assets shall also contain such other language as is necessary to satisfy the terms and provisions of such Leases or the agreements applicable to such Assets.

18.10.     Taxes.

(a)           Seller and Buyer agree that this transaction may be subject to the reporting requirement of Section 1060 of the Internal Revenue Code of 1986, as amended, and that, therefore, IRS Form 8594, Asset Acquisition Statement, will be filed for this transaction.  The Parties will confer and cooperate in the preparation and filing of their respective forms to reflect a consistent reporting of the agreed upon allocation.

(b)           Seller shall be responsible for all state, local and federal property, ad valorem, excise, and severance taxes attributable to or arising from the ownership or operation of the Assets prior to the Effective Time.  Buyer shall be responsible for all property and severance taxes attributable to or arising from the ownership or operation of the Assets after the Effective Time.  Any Party which pays such taxes for the other Party shall be entitled to prompt reimbursement upon evidence of such payment.  Each Party shall be responsible for its own federal and state income taxes, if any, as may result from this transaction.

(c)           If this transaction is determined to result in state sales or transfer taxes, Buyer shall be solely responsible for any and all such taxes due on the Assets acquired by Buyer by virtue of this transaction.  If Buyer is assessed such taxes, Buyer shall promptly remit same to the taxing authority.  If Seller is assessed such taxes, Buyer shall reimburse Seller for any such taxes paid by Seller to the taxing authority.

18.11.     Audits.

It is expressly understood and agreed that Seller retains its right to receive its proportionate share of the proceeds from any audits relating to activities prior to the Effective Time, and Seller shall likewise pay its share of any costs attributable to the period prior to the Effective Time resulting from any such audits.

18.12.     Like-Kind Exchanges.

Seller  may elect to engage in a “like-kind exchange” under Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations promulgated thereunder (collectively, the “1031 Rules”) with the Assets as “replacement property” under the 1031 Rules.  If Seller so elects, and at Seller’s reasonable request, Buyer shall perform such actions and execute such documents as Seller believes to be necessary or appropriate to facilitate Seller’s exchange transaction; provided however that (i) Seller agrees to hold Buyer harmless from and against any expenses or liability for performing such actions or executing such documents and (ii) Seller shall not be permitted to assign any of its obligations under this Agreement in connection with any such transaction.

18.13.     Governing Law.

THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.  JURISDICTION AND VENUE WITH RESPECT TO ANY DISPUTES ARISING HEREUNDER SHALL BE PROPER ONLY IN HARRIS COUNTY, TEXAS.

18.14.     Entire Agreement.

This Agreement embodies the entire agreement between the Parties and replaces and supersedes all prior agreements, arrangements and understandings related to the subject matter hereof, whether written or oral.  No other agreement, statement, or promise made by any Party, or to any employee, officer or agent of any Party which is not contained in this Agreement shall be binding or valid.  This Agreement may be supplemented, altered, amended, modified or revoked by a writing only, signed by the Parties hereto.  The headings herein are for convenience only and shall have no significance in the interpretation hereof.  The Parties stipulate and agree that this Agreement shall be deemed and considered for all purposes, as prepared through the joint efforts of the Parties, and shall not be construed against one Party or the other as a result of the preparation, submittal or other event of negotiation, drafting or execution thereof.

18.15.     Severability.

If any provision of this Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable, and if it cannot be so modified, it shall be deemed deleted and the remainder of the Agreement shall continue and remain in full force and effect.

18.16.     Exhibits and Schedules.

All Exhibits attached to this Agreement, and the terms of those Exhibits and Schedules which are referred to in this Agreement, are made a part hereof and incorporated herein by reference.

18.17.     Delivery of Files After Closing.

The Assets set out in Section 1.44 shall be made available to Buyer within ten (10) business days after the Closing Date at a location to be specified by Seller.  Any transportation, postage, or delivery costs from Seller’s offices shall be at Buyer’s sole cost, risk and expense.

18.18.     Survival.

Unless otherwise specifically provided in this Agreement, all of the covenants, representations, warranties, and agreements of or by the Parties hereto shall not survive the Closing Date, provided, however, (i) the representations and warranties of the Parties set forth in Articles 4 and 5 shall survive the Closing for a period of ninety (90) days after the Closing Date, and (ii) the indemnity obligation between the Parties contained in Article 17 and the Arbitration provisions contained in Section 18.2 shall survive Closing without limit.

18.19.     Subsequent Adjustments.

Regardless of the date set for the Final Settlement, Buyer and Seller agree that their intent is to allow for the earliest practical forwarding of revenue and reimbursement of expenses between them, and Seller and Buyer recognize that either may receive funds or pay expenses after the Final Settlement Date which are properly the property or obligation of the other.  Therefore, upon receipt of net proceeds or payment of net expenses due to or payable by the other Party hereto, whichever occurs first, Seller or Buyer, as the case may be, shall submit a statement to the other Party hereto showing the relevant items of income and expense with supporting documentation. Payment of any net amount due by Seller or Buyer, as the case may be, on the basis thereof shall be made within ten (10) days of receipt of the statement.

18.20.     Counterparts.

This Agreement may be executed in any number of counterparts, and each and every counterpart shall be deemed for all purposes one (1) agreement.

18.21.     Subrogation.

To the fullest extent allowed by law and the applicable agreements with third parties, Seller grants Buyer a right of subrogation in all claims or rights Seller may have against third parties to the extent they relate to the Assumed Obligations.

18.22.     Suspended Monies.

Except as provided in Section 3.5, at Closing, Seller shall deliver to Buyer the monies held in suspense by Seller for the account of third parties, or relate to a title dispute or question as to ownership, along with any documentation in Seller’s possession or available to Seller in support of such suspended funds.  Except as provided in Section 3.5, any additional monies of this nature received by Seller after Closing shall be remitted to Buyer within one hundred twenty (120) days after the Closing hereof.  At Closing, Buyer shall assume the obligation for the payment of these monies.

18.23.     Change of Name.

As promptly as practicable, but in any case within thirty (30) days after the Closing Date, Buyer shall eliminate the names “NGS Sub. Corp.”, “Evolution Petroleum Corporation,” or “Natural Gas Systems, Inc.” and any variants of these names from the Assets acquired pursuant to this Agreement and, except with respect to such grace period for eliminating existing usage, shall have no right to use any logos, trademarks or trade names belonging to Seller, its parent or any of its Affiliates.

18.24.     Replacement of Bonds, Letters of Credit and Guarantees.

The parties understand that none of the bonds, letters of credit and guarantees, if any, posted by Seller with Governmental Bodies and relating to the Assets may be transferable to Buyer.  Promptly following Closing, Buyer shall obtain, or cause to be obtained in the name of Buyer, replacements for such bonds, letters of credit and guarantees, to the extent such replacements are necessary to permit the cancellation of the bonds, letters of credit and guarantees posted by Seller or to consummate the transactions contemplated by this Agreement.

18.25.     No Third-Party Beneficiaries.

Nothing in this Agreement shall entitle any Person other than Buyer and Seller to any Claims, remedy or right of any kind, except as to those rights expressly provided to Seller Indemnitees and Buyer Indemnitees (provided, however, any claim for indemnity hereunder on behalf of a Seller Indemnitee or a Buyer Indemnitee must be made and administered by a Party to this Agreement).

18.26.     Time of Performance.: Time is of the essence in the performance of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the date first above written.

SELLER:

NGS SUB. CORP.

By:	/s/Robert S. Herlin
Robert S. Herlin, President

BUYER:

MWM ENERGY, LLC.

By:	/s/W. Mark Meyer
W. Mark Meyer, Chairman

Exhibit “A-1”

Attached hereto and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008,

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

LEASES

Being the following oil and gas leases described in that certain Act of Sale and Assignment dated September 2, 2004 from Atkins Production, Inc., et al to NGS Sub. Corp., as recorded in Book 291, Page 179 of the Conveyance Records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:

1.                                       Oil, gas and mineral lease executed by William E. Zimmerman in favor of W.S. Ezell of date April 18, 1925, recorded at Oil and Gas Lease Book 3, Page 14, Registry 1333 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property, to-wit: The Northeast Quarter of the Southwest Quarter of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

Lexington – Zimmerman #1 – 100’ North and 226’ West from the SE Corner of NE/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #2 – 440’ North and 100’ West from the SE Corner of NE/4 of SW/4 of Section 25, Township10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #3 – 669’ North and 115’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #4– 490’North and 290’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #5– 327’ North and 430’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #6– 100’ North and 630’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #7– 300’ North and 630’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #8– 387’ North and 788’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana

Lexington – Zimmerman #14– 505’ South and 1217’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #15– 345’ South and 1095’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #16– 100’ South and 1135’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #17– 258’ South and 552’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #18– 245’ South and 300’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana

2.                                  (Hardtner “A” Lease) Oil, gas and mineral lease executed by the Urania Lumber Company in favor of Southern Carbon Company of date January 23, 1923, and recorded at Oil and Gas

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Lease Book 2, Page 449, Registry 069784 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property to-wit: The Southeast Quarter of the Southeast Quarter of Section 7, Township 10 North, Range 2 East, LaSalle Parish, Louisiana.

3.                                  (Hardtner “C” Lease) Oil, gas and mineral lease executed by the Urania Lumber Company in favor of S.M. Collins and A. Gibbons of date November 27, 1922, recorded at Oil and Gas Lease Book 2, Page 18, Registry 06608 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property, to-wit: That portion of the Northwest Quarter of the Northeast Quarter of Section 18, Township 10 North, Range 2 East, lying south and east of the Iron Mountain Railway Company railroad.

4.                                     (Urania A, B, C and Hardtner-Edenborn lease) Oil, gas and mineral lease executed by Q.T. Hardtner, Jr., et al, in favor of Ed Alexander of date October 26, 1972, recorded at Oil and Gas Lease Book 36, Page 392, Registry 91253 of the records of LaSalle Parish, Louisiana, insofar as the above described lease covers the following described property, to-wit:

Township 10 North – Range 2 East

Section 19:

NE/4 of NW/4 of NE/4;

NW/4 of SE/4 of NW/4 of NE/4;

SE/4 of SE/4 of NW/4 of NE/4;

NW/4 of SW/4 of NE/4;

NW/4 of NE/4 of NW/4 of SE/4;

NE/4 of NE/4 of NW/4 of SE/4;

SE/4 of NE/4 of NW/4 of SE/4;

SW/4 of SW/4 of NW/4 of E/4;

S/2 of NW/4 of SE/4 of NE/4;

SW/4 of NE/4 of SE/4 of NE/4;

NE/4 of SW/4 of NE/4 of SE/4;

E/2 of SW/4 of NE/4;

SW/4 of SE/4 of NW/4 of NE/4;

NW/4 of SW/4 of NE/4 of SE/4;

NE/4 of SW/4 less the NW/4;

NW/4 of NW/4 of SE/4 of SW/4;

SW/4 of SE/4 of NW/4 of NE/4.

5.                                (New Pendarvis lease) Oil, gas and mineral lease from W.P. Pendarvis in favor of M.H. O’Hara, W.B. Letson, W.T. Murray, and W.L. Fort, dated August 16, 1923, recorded at Oil and Gas Lease Book 2, Page 74 of the records of LaSalle Parish, Louisiana, insofar and only insofar as the said lease covers and applies from the surface of the earth to 100’ below the top of the Wilcox Group, and insofar and only insofar as the above described lease covers and affects one acre in the form of a square around the following wells:

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Monroe Well Service – La. Petr. Assoc. - W.P. Pendarvis No. I – SN 193828 – located 145’ N and 415’ W from South Quarter Corner of Section 26, T10N – R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 2 – SN 193829 – located 345’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 3 – SN 193830 – located 545’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 4 – SN 193831 – located 745’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 5 – SN 193832 – located 790’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 6 – SN 193833 – located 590’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1 E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 7 – SN 193834 – located 390’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 8 – SN 193835 – located 190’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1 E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 10 – SN 193837 – located 435.14’ N and 15’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 11 – SN 193838 – located 635.14’ N and 15’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 12 – SN 194758 – located 345’ N and 170’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service – Beaver – Pendarvis No. I – (SN 193250) – located 1218’ N and 369’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service – Beaver – Pendarvis No. 2 – (SN 193251) – located 1218’ N and 169’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 3 - (SN 193252) - located 818’ N and 320’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 4 - (SN 193253) - located 618’ N and 411’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 6 - (SN 193255) - located 100’ N and 301’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 7 - (SN 194757) - located 444’ N and 345’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 9 - (SN 194759) - located 545’ N and 165’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 10 - (SN 194760) - located 765’ N and 140’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 11 - (SN 194761) - located 970’ N and 175’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 12 - (SN 194762) - located 870’ N and 30’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 13 - (SN 194763) - located 1085’ N and 8’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

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Monroe Well Service - Beaver - Pendarvis No. 14 - (SN 194764) - located 1020’ N and 200’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

6.                                  (Old Pendarvis lease) Oil, gas and mineral lease from W.P. Pendarvis in favor of M.H. O’Hara, W.B. Letson, W.T. Murray, and W.L. Fort, dated August 16, 1923, recorded at Oil and Gas Lease Book 2, Page 74 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers and affects one acre in the form of a square around each of the following wells:

Pendarvis No. 3 - SN 010281 - located 640’ N and 712’ W from SE/C of SW/4 of SE/4 of Section 26, T1ON - R1E, LaSalle Parish, Louisiana

Pendarvis No. 4 - SN 010331 - located 85’ N and 827’ W from SE/C of SW/4 of SE/4 of Section 26, T1ON - RIE, LaSalle Parish, Louisiana

7.                                  Oil, gas and mineral lease dated May 24, 1979, recorded in Oil and Gas Book 43, Page 750, Registry 142221 of the records of LaSalle Parish, Louisiana, executed by Missouri Pacific Railroad, Lessor, in favor of Charles B. Bice, Lessee; insofar and only insofar as said lease covers and affects the following:

SSS Mopac No. 8, (SN 183703), located in the center of Lot 10 Block 1 of the original Town of Tullos, being 356’ North and 17’ West from the East Quarter Corner of Section 26 Township 10 North, Range 1 West.

8.                                 Oil, Gas and Mineral Lease from Tremont Lumber Company to Jackie D. Nelson, dated May 20, 1968, recorded in Oil and Gas Book 31, Page 729, insofar as said lease covers the Southwest Quarter of Northwest Quarter of Section 30, Township 10 North, Range 2 East, LaSalle Parish, Louisiana, from the ground to the base of the Wilcox Formation.

9.                                 Oil, Gas and Mineral Lease dated November 5, 1975, recorded November 11, 1975, in Oil, Gas and Mineral Lease Record Book 67, Page 367, records of Winn Parish, Louisiana, executed by C.S. Meredith, et al, Lessors, unto J.B. Stafford, Lessee, covering and affecting:

Southeast Quarter of Northwest Quarter (SE/4 of NW/4), Section 6, Township 10 North, Range 1 East, Winn Parish, Louisiana, and INSOFAR as said lease covers and affects down to the base of the Wilcox, together with a like interest in all oil and/or gas well located upon said lease.

10.                                 Oil, Gas and Mineral Lease executed by C.S. Meredith, curator for Betty Lou Meredith to and in favor of Atkins Production, Inc., a Louisiana Corporation, dated May 15, 1989, recorded in Conveyance Book 124 at Page 66, records of Winn Parish, Louisiana covering and affecting the following described property, to-wit:

The Southeast Quarter of Northwest Quarter of Section 6, Township 10 North, Range 1 East, Winn Parish, Louisiana.

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11.                               Oil, Gas and Mineral Lease executed by Monroe Well Service, Delaware to and in favor of SSM Partnership, dated June 21, 1990, recorded in Conveyance Book 127 at Page 636 records of Winn Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers and affects one acre in the from of a square (with the well in the center thereof) around each of the following 8 wells in the NW/4 of Section 5, Township 10 North, Range 1 East, Winn Parish, Louisiana.

SSS Drilling Asso. Tremont No. 1 – SN 182799 – located 940’ N and 100’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 2 – SN 182800 – located 1021’ N and 451’ E from the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 3 – SN 182801 – located 920’ N and 77’ E of the SW corner of the SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 4 – SN 182802 – located 620’ N and 855’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 5 – SN 182803 – located 294’ N and 895” E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 6 – SN 182804 – located 104’ N and 821’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 7 – SN 182805 – located 105’ N and 1020’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 8 – SN 184928 – located 100’N and 517’ E of the SW corner of SW/4 of NW/4 of said Section 5 being 8 acres situated in the South half of the NW/4 of Section 5, T1ON, R1E.

12.                            (Old Universal D lease) Oil, Gas and Mineral Lease dated October 22, 1943 from Urania Lumber Company in Favor of M&W Oil Company, which lease is recorded in Book 11 at Page 284 of the conveyance records of LaSalle Parish, Louisiana and covers:

One acre in the form of a square (with the well as the center thereof) around each of the following three wells; the SSM – Urania Lumber Company #D-1 Well, SN 115191, located 100 feet South and 100 feet West of the Northeast Corner of the SE/4 of NE/4 of NE/4, Section 24, TI ON – R1E; SSM – Urania Lumber Company #D-2 Well, SN 115192, located 100 feet South and 540 feet West of the Northeast Corner of the NE/4 of NE/4 of said Section 24, SSM-Urania Lumber Company D-3 well, SN 115468, being three acres situated in the SE/4 of NE/4 of NE/4, Section 24 T1 ON – R1E, LaSalle Parish, Louisiana, and INSOFAR as said lease covers a depth down to 1600 feet

13.                            (Old Universal C lease) Oil, Gas and Mineral Lease dated June 12, 1941 from the Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron, which lease is recorded in Book 9 at Page 249 of the conveyance records of LaSalle Parish, Louisiana and covers:

One acre in the form of a square (with the well as the center thereof) around each of the following three wells; SSM – Urania Lumber Company #C-2 Well, SN 115773, located 100 feet North and 100 feet East of the Southwest corner of the NW/4 of NW/4 of NW/4 Section 19, T1ON – R2E; SSM- Urania Lumber Company#C-5 Well, SN 115986, located 340 feet South and 100 feet East of the Northwest Corner of said Section 19, C-4 well, SN 116282, being three acres situated in the NW/4 of NW/4 of NW/4, Section 19, T1ON – R2E, LaSalle Parish, Louisiana and INSOFAR as said lease covers a depth down to 1600’

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14.                            (Old Universal A lease) Oil, Gas and Mineral lease dated October 22, 1943 from the Urania Lumber Company in favor of M&W Oil Company, which lease is recorded in Book 11 at Page 284 of the conveyance records of LaSalle Parish, Louisiana and covers:

One acre in the form of a square (with the well as the center thereof) around each of the following wells; SSM – Urania Lumber Company #A-2 Well, SN 114278, located 545 feet South and 545 feet West of the Northeast Corner of Section 24, T1ON-R1E; SSM – Urania Lumber Company #A-2 Well SN 114442, located 300 feet West and 100 feet North of the Southeast Corner of the NE/4 of NE/4 of NE/4 of said Section 24; SSM – Urania Lumber Company 14A-5 Well SN 114534 located 345 feet South and 100 feet West of the Northeast Corner of said Section 24, being three acres situated in the NE/4 of NE/4 of NE/4, Section 24, TION-R1E, LaSalle Parish, Louisiana and INSOFAR as said lease covers a depth down to 1600 feet

15.                            (MDP Lease) Lease dated September 28, 1949, recorded in Oil and Gas Lease Book 14, Page 127, records of LaSalle Parish, Louisiana, executed by Walter Herbert, Lessor, in favor of John T. Cupples, Lessee, INSOFAR and ONLY INSOFAR as said lease covers and effects:

Lot 3 of Block 2, Original Town of Tullos, containing the Monroe Drilling Maxwell No. 1 well, Serial Number 179671, Monroe Drilling Maxwell No. 2 well, SN 179672 located 174 feet North and 359 feet West from the East Quarter Corner of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana, and Lot 5 of Block 2, Original Town of Tullos, containing the Monroe Drilling Maxwell No. 2 well, SN 179672 North and 424 feet West from the East Quarter Corner of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

16.                            (Shemen SWD) Oil, Gas and Mineral Lease executed by Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron of date June 12, 1941, recorded at Oil and Gas Lease Book 9, Page 249 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

Urania Lumber Co., SWD #1, SN-971328, 100’ S of NE/C Section 24, T10N, R1E

17.                           Oil, Gas and Mineral Lease executed by the Urania Lumber Company in favor of M&W Oil Company of date October 22, 1943, recorded at Oil and Gas Lease Book 11, Page 284 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

(Urania Lumber Co. – Shemen lease)

Monroe Well Service – Shemen – Urania Lumber Co. No. 1 - (SN 191712) – located 362’ N and 507’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania Lumber Co. No. 2 - (SN 191713) – located 162’ N and 507’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

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Monroe Well Service – Shemen – Urania Lumber Co. No. 3 (SN 191714) – located 362’ N and 307’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

(Urania A – Shemen lease)

Monroe Well Service – Shemen – Urania “A” No. 1 - (SN 191709) – located 559’ S and 78’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “A” No. 2 - (SN 191784) – located 369’ S and 351’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “A” No. 6 - (SN 191788) – located 131’ S and 100’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

18.                            Oil, Gas and Mineral Lease executed by the Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron of date June 12, 1941, recorded at Oil and Gas Lease Book 9, Page 249 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

Monroe Well Service – Shemen – Urania “C” No. 1 (SN 191783) – located 131’ S and 100’ E from the NW/C Section 19, T 10 N, R 2 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “C” No 2 - (SN 191779) – located 359’ S and 302’ E from the NW/C Section 19, T 10 N, R 2 E, LaSalle Parish, Louisiana

19.                            (LPO) Oil, Gas and Mineral Lease executed by Louisiana Pacific Corporation to and in favor of Atkins Production, Inc., dated February 27, 1990, recorded under file number 144131 in Conveyance Book 174, Page 631 of the records of LaSalle Parish, Louisiana. Covering and affecting the following property as described:

Northeast Quarter of Northeast Quarter of Section 13, Township 10 North, Range 1 East

20.                            (LPO) Oil, Gas and Mineral Lease executed by William Dows Blake, et al, to and in favor of Atkins Production, Inc., dated February 1, 1990, recorded under file number 144130 in Conveyance Book 174, Page 628 of the records of LaSalle Parish, Louisiana. Covering and affecting the following property as described:

Northeast Quarter of the Northeast Quarter (NE/4 of NE/4), Section 13, Township 10 North, Range 1 East.

21.                            (Silver City SWD) Urania E SWD #1, Serial #971269, located 192’ South and 1210’ East from the Center of Section 19, TI ON, R2E, LaSalle Parish, Louisiana, along with all related Salt Water Disposal Equipment.

Hartner A SWD #1, Serial #971237, located 374’ North and 998’ West from the SE corner of Section 7, T1ON, R2E, LaSalle Parish, Louisiana.

22.                                 (WP Pendarvis-La Petro lease) Pendarvis SWD Well #1, Serial #971428, located in Section 26, T1ON, RIE, LaSalle Parish, Louisiana

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23.                            (Miles Heirs and Miles Essex leases) That certain oil, gas and mineral lease executed by D.F. Miles, et al, in favor of Essex Drilling Co., Inc., dated February 14, 1984, as recorded in Oil and Gas Lease Book 61 at Page 302 of the records of LaSalle Parish, Louisiana;

That certain oil, gas and mineral lease executed by D.F. Miles, et al, in favor of Essex Drilling Co., Inc., dated March 22, 1984, as recorded in Oil and Gas Lease Book 61 at Page 405 of the records of LaSalle Parish, Louisiana;

That certain oil, gas and mineral lease executed by William J. Miles, et al, in favor of Essex Drilling Co., Inc., dated as per acts recorded in Oil and Gas Lease Book 60, Pages 688 and 733; and Oil and Gas Lease Book 61, Pages 39, 41, 43, 45, 47, 49, 51, 53, 55, 57, 185, 187, 189, 242 and 260 of the records of LaSalle Parish, Louisiana;

Insofar as said leases cover and affect the following described lands in LaSalle Parish, Louisiana, to-wit:

Begin at the NE Corner of the NW/4 of NW/4 of Section 25, T10N, R1E, and run thence South 0 degrees 12’ West 533.9 feet for the point of beginning; run thence South 0 degrees 12’ West 376 feet; run thence north 87 degrees 41’ West 391.7 feet to an iron pipe in the center of the Columbia-Alexandria Road; run thence South 38 degrees 28’ West 278.5 feet to an iron pipe in the center of said road; run thence north 61 degrees 37’ West 29 feet to an iron pipe on an old rail fence line on the property line of F.J. Miles; run north 16 degrees 44’ East 402 feet to an iron pipe; run thence north 51 degrees 58’ West 10 feet to an iron pipe; run thence North 16 degrees 44’ East 184 feet to an iron pipe on the line of the old Kendrick Gin Lot; run thence North 89 degrees 25’ East 424.7 feet to the point of beginning.

That certain oil, gas and mineral lease dated August 25, 1983, from William Julious Miles to Essex Drilling Co., Inc., as recorded in Oil and Gas Lease Book 60 at Page 688 of the records of LaSalle Parish, Louisiana;

That certain oil, gas and mineral lease dated September 6, 1983, from Edna Miles Gatherer and Lillie Mae Miles Little to Essex Drilling Co., Inc., as recorded in Oil and Gas Lease Book 60 at Page 733 of the records of LaSalle Parish, Louisiana. Co-Lessors’ Agreements identified with the Edna Miles Gatherer, et al. Lease as recorded in Oil and Gas Lease Book 61 at Pages 39, 41, 43, 45, 47, 49, 51, 53, 55, 57, 185, 187, 189, 242 and 260;

Insofar as said leases cover and affect the following described lands in LaSalle Parish, Louisiana, to-wit:

A tract of land in the W/2 NW/4 of Section 25, Township 10 North, Range 1 East, described as beginning at the SWC of lands owned by W.T. Bass on the East side of the Missouri Pacific right-of-way, running South along the right-of-way 224 yards, run thence East 106 yards, run thence North 224 yards to the SEC of the W.T. Bass, run thence West 106 yards to the point of beginning.

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Oil, gas and mineral lease dated August 16, 1983, from Frank Doughty, Chairman of the Board for the LaSalle State Bank in Favor of Russell A, Flowers, husband of Sally Ann Flowers, as recorded in Oil and Gas Lease Book 60 at Page 745 of the records of LaSalle Parish, Louisiana

Insofar as said lease covers the following described lands in LaSalle Parish, Louisiana, to-wit:

Lots 1, 2, 3 and 4 of Block 2, and Lot 4 of Block 12 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana, or 728 West and 803 North from SEC of SW/4 NW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana.

Being the following Oil, Gas and Mineral Leases described in that certain Assignment of Oil, Gas and Mineral Leases dated December 28, 2004 from Atkins Production, Inc. to Natural Gas Systems Corporation, as recorded in Conveyance Book 294, Page 455 of the records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:,

24.           Oil, Gas and Mineral lease executed by Southern Heritage Bank in favor of Atkins Production, Inc. dated October 8, 2004, recorded at Conveyance Book 292, Page 99 of the records of LaSalle Parish, Louisiana

Oil, Gas and Mineral Lease executed by the Town of Tullos in favor of Atkins Production, Inc. as recorded December 9, 2004 at Conveyance Book 293, Page 330 of the records of LaSalle Parish, Louisiana.

Insofar as said leases cover and affect Lots 1, 2, 3 and 4 of Block 2 and Lot 4 of Block 12 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana.

Being the following Oil, Gas and Mineral Leases described in that certain Assignment of Oil, Gas and Mineral Leases dated June 22, 2005 from Atkins Production, Inc. to NGS SUB. Corp. as recorded under Registry Number 191278 and in Conveyance Book 149, Page 438 of the records of Winn Parish, Louisiana, more fully described as follows, to-wit:

25.           Oil, Gas and Mineral Lease dated May 23, 2005 from Cornelia Pray, et al to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 424 of the records of Winn Parish, Louisiana

26.           Oil, Gas and Mineral Lease dated May 23, 2005 from Priscilla Long Bedgood to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 428 of the records of Winn Parish, Louisiana

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27.           Oil, Gas and Mineral Lease dated May 23, 2005 from Cynthia Brown Beauchamp to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 432 of the records of Winn Parish, Louisiana

28.           Oil, Gas and Mineral Lease dated March 22, 2005 from Brandon R. Hawkins and Brandy Coburn Hawkins to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 436 of the records of Winn Parish, Louisiana

Being the following oil and gas leases described in that certain Act of Sale and Assignment dated February 1, 2005 from Chadco, Inc., et al to NGS Sub. Corp., as recorded in Book 294, Page 333 of the Conveyance Records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:

29.           Oil, gas and mineral lease executed by William C. Pringle, et al, in favor of E.R. Waller dated August 26, 1936, recorded in Oil and Gas Lease Book W, Page 449-A, Registry #23478, records of LaSalle Parish, Louisiana, covering lands in Lot 15, Section 26, Township 10 North, Range I East, LaSalle Parish, Louisiana.

30.           Oil, gas and mineral lease executed by Russell A. Flowers, et ux, in favor of Sara Productions, dated June 6, 1995, recorded in Conveyance Book 220, Page 252, Registry #159489, records of LaSalle Parish, Louisiana, covering the following described property, to-wit:

Section 26, Township 10 North, Range 1 East

Lot 4, Block 10, original Town of Tullos, in the NE/4 of SE/4.

Lot 1 of Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the Original Town of Tullos, in the NE/4 of SE/4.

Lot 2 of the Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the original Town of Tullos, in the NE/4 of the SE/4.

Lot 3 of the Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the original Town of Tullos, in the NE/4 of the SE/4.

Lot 4 of the Russell Flowers Subdivision, in the SE/4 of the SE/4.

Lot 5 of the Russell Flowers Subdivision, in the SE/4 of the SE/4.

31.         Oil, gas and mineral lease executed by The Urania Lumber Co. Ltd., in favor of Southern Carbon Company, dated January 23, 1923, recorded in Oil and Gas Lease Book 2, Page 449, Registry #6978, records of LaSalle Parish, Louisiana, as the said lease covers the following described property, to-wit:

The specific acreage in the SE/4 of SE/4, of Section 7, Township 10 North, Range 2 East, LaSalle Parish, Louisiana.

INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS ONE (1) ACRE IN A SQUARE SURROUNDING THE FOLLOWING WELLS, TO-WIT:

Hardtner A No. 3, SN186514; located 270’ N & 516’W from SE corner of Sec. 7

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Hardtner A No. 4, SN186515; located 105’ N & 630’ W from SE corner of Sec. 7

Hardtner A No. 5, SN186516; located 320’ N & 305’ W from SE corner of Sec. 7

Hardtner A No. 6, SN186517; located 105’ N & 206’ W from SE corner of Sec. 7

Hardtner A No. 11, SN187940; located 670’ N & 500’ W from SE corner of Sec.7

Hardtner A No. 12, SN187871; located 670’ N & 702’W from SE corner of Sec. 7

Hardtner A No. 13, SN187872 located 275’ N & 740’ W from SE corner of Sec 7.

Hardtner A No. 15, SN187874; located 862’ N & 452’ W from SE corner of Sec.7

Hardtner A No. 16, SN187875 located 618’ N & 897’ W from SE corner of Sec. 7

Hardtner A No. 17, SN187876; loc. 395’ N & 908’ W from SE corner of Sec 7

Hardtner A No. 18, SN187877; loc. 217’ N & 1001’ W from SE corner of Sec. 7

Hardtner A No. 28, SN188202; loc. 100’ N & 1167’ W from SE corner of Sec. 7

32.           Oil, gas and mineral lease executed by Willie Green Bradford, et ux, in favor of Russell A. Flowers, dated May 18, 1981, recorded in Oil and Gas Lease Book 48, Page 703, Registry #114379, records of LaSalle Parish, Louisiana, covering lands in the SE/4 of the SE/4 of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

33.           Oil, gas and mineral lease executed by Board of Levee Commissioners Tensas Basin Levee District, in favor of Max W. Maxwell dba M & M Oil Properties, dated May 19, 1969, recorded in Oil and Gas Lease Book 32, Page 683, Registry #8289, records of LaSalle Parish, Louisiana, the following described property located in the NW/4 of NE/4, of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR AS the said lease covers and affects one (1) acre in the form of a square (with the well as the center hereof) around the following drillsite locations:

Tensas Basin Levee District No. 1, SN134605; located 345’ S 380’ E of NW corner of NW/4 of NE/4 of Section 26, Township10 North, Range I East, LaSalle Parish, Louisiana.

Tensas Basin Levee District No. 3, SN 178732; located 120’ S & 180’ E from NW corner of Section 26, Township10 North, Range 1 East, LaSalle Parish, Louisiana.

Tensas Basin Levee District SWD No.2, SN990623; located 196’ South & 113’ East of NW/C of the NW/4 of NE/4 of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

34.       Oil, gas and mineral lease executed by Tremont Lumber Company, in favor of Arkansas Fuel Oil Company, dated May 1, 1947, recorded in Oil and Gas Lease Book 13, Page 88, records of LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR as the following wells on a sub-lease 100’ in a circle around each:

Tremont B. No. 1, SN187623; located 189.9’ FNL & 892.8’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 3, SN187822; located 307.2’ FNL & 27.1’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, LaTremont B. No. 4, SN187824; located 404’ FNL & 405.2’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 5, SN188181; located 1131’ FEL & 604’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 6, SN189535; located 678.8’ NWL & 420.2’ FSL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

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Tremont B. SWD No. 1, SN187820; located 193.3’ FNL & 889.3’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 7, SN189696; located 1276’ FEL & 1022’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 8, SN 191205; located 443’ FEL & 109’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 9, SN 191207; located 202.1’ FNL & 355.4’ FWL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 10, SN178262; located 656’ North & 471’ East of SW/C of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 12, SN182291; located 382’ South and 100’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 13, SN182292; located 321’ South & 356’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 14, SN 182295; located 383’ South & 546’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 15, SN182296; located 100’ South & 200’ East of NW/C of NE/4 of NE/4, of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La

Tremont B. No. 16, SN183884; located 378’ South & 749’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 17, SN183885; located 210’ South & 863’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

35.           Oil, gas and mineral lease executed by Roberta Stewart Taylor, in favor of Russell Flowers, dated October 7, 1991, recorded in Conveyance Book 190, Page 195, Registry #149263 records of LaSalle Parish, Louisiana covering lands located in Lot 15 of the original Town of Tullos, Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

36.          Oil, gas and mineral lease executed by Southern Heritage Bank, in favor of Marvin Douglas Murphrey, dated October 18, 1993, recorded in Conveyance Book 206, Page 280, Registry #154486, records of LaSalle Parish, Louisiana, covering Lots 2, 3 and 4 of Block 6 of the Russell addition to Tullos, Louisiana, and a strip of land adjacent thereto located in the SE/C of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

37.          Oil, gas and mineral lease executed by Anadarko Land Corp., et al, in favor of Chadco, Inc., dated February 1, 2003, recorded in Conveyance Book 278, Page 318, Registry #187644, records of LaSalle Parish, Louisiana, covering the following described property, to-wit:

Township 10 North, Range 1 East, Section 26:

Lots 8, 10 and 12 of Block 17, Town of Tullos, LaSalle Parish, Louisiana. Lots 2, 6, 8 and 10 of Block 20, Town of Tullos, LaSalle Parish, Louisiana.

38.          Oil, gas and mineral lease executed by Lane Capps, et al, in favor of Chadco, Inc., dated May 28, 2004, recorded in Oil and Gas Lease Book 289, Page 496, Registry #193577, records of LaSalle Parish, Louisiana, covering the following described property, to-wit: One (1) acre, more or less, located in the original Town of Tullos, situated in Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

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39.          Oil, gas and mineral lease executed by Tremont Lumber Company, in favor of Arthur W. Sour, Jr., dated May 31, 1966, recorded in Oil and Gas Lease Book 28, Page 553, Registry #75957, records of LaSalle Parish, Louisiana, covering lands in Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR as the said lease covers the following described property, to-wit:

Moore & Munger Hydrocarbons, Inc., S.T. Holland #1 and S.T. Holland #2, Lot 10, Block 6, Tremont Addition to Tullos, LA., as located in the SE/4 of the NW/4 of Section 25, Town 10 North, Range 1 East, LaSalle Parish, Louisiana.

40.           Oil, gas and mineral lease executed by Richard L. Walsh, et ux, in favor of Walter W. Heard, Jr., dated September 8, 1958, recorded in Oil and Gas Lease Book 20, Page 216, Registry #59119, records of LaSalle Parish, Louisiana, covering three (3) lots located in the original Town of Tullos, Louisiana, located in the SW/4 of the NE/4 of Section 26 Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

41.           Oil, gas and mineral lease executed by Johnny C. Maxwell, Jr., in favor of Len White, dated June 24, 1992, recorded in Conveyance Book 194, Page 155, Registry 150724, records of LaSalle Parish, Louisiana, covering Lots 1, 2 and 3 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana

42.           Oil, gas and mineral lease executed by Thelma W. Allbritton, et al, in favor of Chadco, Inc., dated June 23, 1993, recorded in Conveyance Book 204, Page 151, Registry #153940, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Gerald J. Wright in favor of Chadco, Inc., dated June 29, 1993, recorded in Conveyance Book 204, Page 156, Registry #153941, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Herman.Wright, in favor of Chadco. Inc., dated July 20, 1993, recorded in Conveyance Book 204, Page 160, Registry 4153942, records of LaSalle Parish, Louisiana;

Said leases covering three (3) lots located in the Town of Tullos, in the SE/4 of the SE/4 of Section 26, Township 10 North, Range 1 East.

43.           Oil, gas and mineral lease executed by Lacey Leon Tullos, in favor of Milton Galoob, dated September 10, 1979, recorded in Oil and Gas Lease Book 44, Page 401, Registry #109233, records of LaSalle Parish, Louisiana, covering lands in Section 26, Township 10 North, Range 1 East.

44.           Oil, gas and mineral lease executed by Tensas Basin Levee District, in favor of Alfred S. Black, Trustee, dated June 14, 1955, recorded in Oil and Gas Lease Book 17, Page 574, Registry #53780, records of LaSalle Parish, Louisiana, covering Lot 2 or Tract. NW1/4 of NE/4 of

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Section 26, Township 10 North, Range 1 East, containing 28.54 acres, more or less, situated in LaSalle Parish, Louisiana.

45.           Oil, gas and mineral lease executed by Thomas Clarence Long, in favor of M.E. McGaugh, dated June 17, 1958, recorded in Oil and Gas Lease Book 20, Page 23, Registry #58398, records of LaSalle Parish, Louisiana, and Correction to Description, executed by Thomas Clarence Long, in favor of M.E. McGaugh, dated March 11, 1959, recorded in Oil and Gas Lease Book 20, Page 480; Registry #60095, covering lands in the original Town of Tullos, located in Section 26, Township 10 North, Range 1 East.

46.           Oil, gas and mineral lease executed by Missouri Pacific Railroad Company, in favor of Warren B. Melton, dated December 20, 1960, recorded in Oil and Gas Lease Book 22, Page 195, Registry #63943, records of LaSalle Parish, Louisiana, covering Lots 2, 4, 6, 10 and 12; Block 18, Lots 2, 6, 8 and 10; Block 20 and all of Fractional Block H, all in the Townsite of Tullos, located in Section 26, Township 10 North, Range 1 East. LaSalle Parish, Louisiana.

47.           Oil, gas and mineral lease executed by Alene Atnip Holmes, in favor of ZAD, Inc., dated May 22, 1998, recorded in Conveyance Book 244, Page 99, Registry #169627, records of LaSalle Parish, Louisiana, covering lands in Lots 11 and 12, Block 1, Holmes and Adams addition to Town of Tullos and Lot A of original Town of Tullos as per plat in Conveyance Book M, Page 166, LaSalle Parish, Louisiana, Section 25, Township 10 North, Range 1 East.

48.           Oil, gas and mineral lease executed by A.P. Kyle, et al, in favor of J.L. Ferguson, dated February 23, 1926, recorded in Oil and Gas Lease Book 3, Page 175, Registry #3407, records of LaSalle Parish, Louisiana, covering lands in Lot Eight (8) of Block one (1) of Holmes and Adams Addition to the Town of Tullos in LaSalle Parish, Louisiana, according to the new plat of said Town of Tullos, in Section 25, Township 10 North, Range 1 East.

49.           Oil, gas and mineral lease executed by Georgia-Pacific Corporation, in favor of Ed Alexander, dated September 13, 1972, recorded in Oil and Gas Lease Book 36, Page 388, Registry #91252, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Q.T. Hardtner, Jr., Agent, et al, in favor of Ed Alexander, dated October 26, 1972, recorded in Oil and Gas Lease Book 36, Page 392, Registry #91253, records of LaSalle Parish, Louisiana,

Both of the above leases covering lands all in Section 19 Township 10 North, Range 2 East,

INSOFAR AND ONLY INSOFAR AS SAID LEASES COVER AND AFFECT ONE (1) ACRE IN THE FORM OF A SQUARE AROUND THE FOLLOWING WELLS, TO-WIT:

LTF-Urania No. 6, SN 193625; located 1606’ S & 495’ E from NW/C of NE/4 of Section 19, T10N, R2E.

14

50.           Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of C.A. McCartney, dated September 15, 1980, recorded in Oil and Gas Lease Book 96, Page 236, Registry #115261, records of Winn Parish, Louisiana; and

Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of C.A. McCartney, dated April 20, 1981, recorded in Oil and Gas Lease Book 97, Page 20, Registry #115676, records of Winn Parish, Louisiana; and Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of Chadco, Inc., dated January 15, 1990, recorded in Oil and Gas Lease Book 127, Page 90, Registry #145329, records of Winn Parish, Louisiana;

All of the above leases covering lands located in the NW/4 of NE/4 of Section 30. Township 11 North, Range I West, Winn Parish, Louisiana.

INSOFAR AND ONLY INSOFAR AS said leases cover and affect one (1) acre in the form of a square (with the well in the center thereof) around each of the following 8 wells:

Brinkley Heirs LTF No. 1, SN186324; located 100’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF SWD No. 2, SN186325; located 300’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N RI W.

Brinkley Heirs LTF No. 3, SN186326; located 500’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, RI W.

Brinkley Heirs LTF No. 4, SN 186327; located 375’ N & 375’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T1 IN, RI W.

Brinkley Heirs LTF No. 5, SN186328; located 100’ N & 150’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF No. 6, SN186329; located 300’ N & 150’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF No. 7, SN187021; located 500’ N & 488’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, TI 1N, R1W.

Brinkley Heirs LTF No. 8, SN187179; located 560’ N & 294’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, RI W.

51.           Oil, gas and mineral lease executed by Mrs. Bonnie Bartley, et ux, in favor of W.O. Weaver, dated November 12, 1959, recorded in Oil and Gas Lease Book 18, Page 67, Registry #6731, records of Winn Parish, Louisiana, covering lands located in the SE/4 of SE/4 of Section 20, Township 11 North, Range 1 West, Winn Parish, Louisiana.

52.           Oil, gas and mineral lease executed by Judge Jones, in favor of W.O. Weaver, dated June 30, 1959, recorded in Oil and Gas Lease Book 17, Page 299, Registry #6582, records of Winn Parish, Louisiana, covering the NE/4 of SE/4 of Section 20, Township 11 North, Range 1 West, Winn Parish, Louisiana.

53.           Oil, gas and mineral lease executed by Jewel Taylor, et al, in favor of Frontier, Inc., dated September 20, 1990, recorded in Oil and Gas Lease Book 128, Page 498, Registry #147837, records of Winn Parish, Louisiana, covering all that portion of the N 1/3 of NE/4 of SE/4 of Section 20, T1N, R1W, Winn Parish, Louisiana.

15

Lease acquired by NGS SUB Corporation

54.           Oil and Gas Lease dated December 2, 2005 from the LP Mineral Owners to NGS SSUB. Corporation, as recorded in Conveyance Book 300, Page 708 of the records of LaSalle Parish, Louisiana.

55.           Oil and Gas Lease dated December 5, 2005 from William D. Blake, as Agent and Attorney-In-Fact for Henry E. Blake, et al, to NGS Sub Corporation, as recorded in Conveyance Book 300, Page 713 of the records of LaSalle Parish, Louisiana.

56.           Oil, Gas and Mineral Lease dated December 1, 2005 from Lane Capps and Sherry Capps Cannon to NGS SUB. Corp., as recorded in Conveyance Book 300, Page 39 of the records of LaSalle Parish, Louisiana.

16

Exhibit “A-2”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

WELLS

	Serial	LUW		Well
	No.	Code	Well Name	No.	WI	NRI	Comments

			Ag Oil - Capps Lease
1	173393	037481	Ag Oil - Capps	1	1.000	0.83333
2	173394	037481	Ag Oil - Capps	2	1.000	0.83333

			Ag-Oil MOPAC Lease
3	166837	037288	Ag-Oil MOPAC	1	1.000	0.75000	misnamed in Sonris as Bice-Mopac #1
4	171065	037288	Ag-Oil MOPAC	2	1.000	0.75000
5	171066	037288	Ag-Oil-MOPAC	3	1.000	0.75000
6	171067	037288	Ag-Oil-MOPAC	4	1.000	0.75000
7	171069	037288	Ag-Oil-MOPAC	6	1.000	0.75000
8	171070	037288	Ag-Oil-MOPAC	7	1.000	0.75000
9	171068	037288	Ag-Oil-MOPAC SWD	5	1.000

			Atkins B Lease
10	159038	037633	Atkins B	1	1.000	0.81250
11	160179	037633	Atkins B	2	1.000	0.81250

			B Bartley Lease
12	77088	010224	B Bartley	1	1.000	0.82639
13	77089	010224	B Bartley	2	1.000	0.82639
14	83034	010224	B Bartley	3	1.000	0.82639
15	89960	010224	B Bartley	4	1.000	0.82639

1

16	125107	010224	B Bartley	5	1.000	0.82639

			Bradford Lease
17	175684	037857	Bradford	1	1.000	0.83000
18	182138	037857	Bradford	4	1.000	0.83000
19	199462	037857	Bradford	5	1.000	0.83000
20	990616	037857	Bradford SWD	3	1.000

			Brinkley Heirs LTF Lease
21	186324	040080	Brinkley Heirs LTF	1	1.000	0.83000
22	186326	040080	Brinkley Heirs LTF	3	1.000	0.83000
23	186327	040080	Brinkley Heirs LTF	4	1.000	0.83000
24	186328	040080	Brinkley Heirs LTF	5	1.000	0.83000
25	186329	040080	Brinkley Heirs LTF	6	1.000	0.83000
26	187021	040080	Brinkley Heirs LTF	7	1.000	0.83000
27	187179	040080	Brinkley Heirs LTF	8	1.000	0.83000
28	186325		Brinkley Heirs LTF SWD	2	1.000
29	173495	037681	Brinkley Heirs N	1	1.000	0.83000

			Flowers, Russell Lease
30	197897	041921	Flowers, Russell	1	1.000	0.80000
31	197898	041921	Flowers, Russell	2	1.000	0.80000
32	199021	041921	Flowers, Russell	3	1.000	0.80000
33	199022	041921	Flowers, Russell	4	1.000	0.80000	Sonris records not updated from prior transfers

			Gates Lease
34	168176	036775	Gates	1	1.000		no lease or production
35	168341		Gates SWD	4	1.000		no lease or production

			Hardtner (Atkins) A Lease
36	990145	007087	Hardtner A	2	1.000	0.80000	Sonris records not updated for transfer from Atkins
37	990146	007087	Hardtner A	7	1.000	0.80000	Sonris records not updated for transfer from Atkins
38	149552	007087	Hardtner A	9	1.000	0.80000

2

39	153621	007087	Hardtner A	11	1.000	0.80000
40	971237	007087	Hardtner A SWD	1	1.000

			Hartdner (Atkins) C Lease
41	19746	007089	Hardtner C	9	1.000	0.80000
42	107472	007089	Hardtner C	13	1.000	0.80000
43	153622	007089	Hardtner C	14	1.000	0.80000

			Hardtner (Chadco) A Lease
44	186438	040289	Hardtner A	1	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
45	186514	7087	Hardtner A	3	1.000	0.828125
46	186515	7087	Hardtner A	4	1.000	0.828125
47	186516	7087	Hardtner A	5	1.000	0.828125
48	186517	7087	Hardtner A	6	1.000	0.828125
49	187871	7087	Hardtner A	12	1.000	0.828125
50	187872	7087	Hardtner A	13	1.000	0.828125
51	187873	040289	Hardtner A	14	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
52	187875	7087	Hardtner A	16	1.000	0.828125
53	187876	7087	Hardtner A	17	1.000	0.828125
54	187877	7087	Hardtner A	18	1.000	0.828125
55	188134	040289	Hardtner A	20	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
56	188202	7087	Hardtner A	28	1.000	0.828125
57	187940	7087	Hardtner A	29	1.000	0.828125
58	187874	7087	Hardtner A 15 SWD	15	1.000

			Holland, ST Lease
59	186412	040355	Holland, ST	1	1.000	0.78711
60	187825	040355	Holland, ST	2	1.000	0.78711
61	971390		SSM SWD	1	1.000

3

			Holmes, WL Lease
62	154696	034641	Holmes, WL	1	1.000	0.75000
63	154738	034641	Holmes, WL	2	1.000	0.75000
64	154737	034641	Holmes, WL	3	1.000	0.75000

			J Jones Lease
65	77712	010223	J Jones	1	1.000	0.82639
66	77885	010223	J Jones	2	1.000	0.82639
67	80893	010223	J Jones	3	1.000	0.82639
68	80331	010223	J Jones	4	1.000	0.82639
69	82292	010223	J Jones	5	1.000	0.82639
70	82778	010223	J Jones	6	1.000	0.82639
71	83229	010223	J Jones	8	1.000	0.82639
72	204917	010223	J Jones	11	1.000	0.82639
73	972679	010223	J Jones SWD	12	1.000

			J Jones A Lease
74	212912	046565	J Jones A	2	1.000	0.83000
75	212913	046565	J Jones A	3	1.000	0.83000
76	83979	046565	J Jones A	4	1.000	0.83000

			Kyle-Davis Lease
77	9400	007688	Kyle-Davis	1	1.000	0.83000

			La Pacific O Lease
78	154412	039847	LA PACIFIC O	2	1.000	0.80000
79	156342	039847	LA PACIFIC O	5	1.000	0.80000
80	155943	039847	LA PACIFIC O	2D	1.000	0.80000
81	156839	039847	LA PACIFIC O SWD	6	1.000

			La Pacific Lease
82	150510	034425	La Pacific	1	1.000	0.80000
83	150771	034425	La Pacific	3	1.000	0.80000
84	154606	034425	La Pacific	4	1.000	0.80000
85	154605	034425	La Pacific SWD	5	1.000

4

86	009597	009751	Urania Voltz	1	1.000	0.80000
87	059103	009751	Urania Voltz	2	1.000	0.80000
88	148110	009751	Urania Voltz	3	1.000	0.80000
89	175370	009751	Urania Voltz	4	1.000	0.80000
90	175371	009751	Urania Voltz	5	1.000	0.80000
91	096703	009751	Urania Voltz	6	1.000	0.80000

			La Salle St Bank Lease
92	190522	040711	LASALLE ST BANK	3	1.000	0.80000
93	190558	040711	LASALLE ST BANK	4	1.000	0.80000

			Loe, Glen D Lease
94	196405	041637	Loe, Glen D	1	1.000		no lease or production
95	196406	041637	Loe, Glen D	2	1.000		no lease or production
96	197043	041637	Loe, Glen D	3	1.000		no lease or production
97	197330	041637	Loe, Glen D	4	1.000		no lease or production

			Long, CO Lease
98	146924	033544	Long , CO	1	1.000	0.80000
99	153135	033544	Long , CO	2	1.000	0.80000
100	153170	033544	Long , CO	3	1.000	0.80000
101	153171	033544	Long , CO	4	1.000	0.80000
102	153346	033544	Long , CO	5	1.000	0.80000

			Long, Mary Lease
103	146886	033540	Long, Mary	1	1.000		no lease or production
104	153134	033540	Long, Mary	2	1.000

			Long, TC Lease
105	71148	007906	Long, TC	1	1.000	0.75000
106	165436	No LUW	Long, TC	3	1.000	0.75000
	http://sonlite. dnr.state.la.us /sundown/cart _prod/cart_co n_wellinfo2? p_wsn=17248 0%20

5

107	163343		Maxwell SWD	1	1.000

			Meredith C, SK Lease
108	183009	039273	Meredith C, SK	1	1.000	0.80000
109	183012	039273	Meredith C, SK	4	1.000	0.80000
110	183013	039273	Meredith C, SK	5	1.000	0.80000
111	154273	034685	Meredith, Cecil	2	1.000	0.80000

			MILES HEIRS Lease
112	191214	040915	MILES HEIRS	1	1.000	0.80000
113	191251	040915	MILES HEIRS	4	1.000	0.80000

			MILES - AG OIL EJ Lease
114	172482	037360	MILES-AG OIL-EJ	3	1.000	0.80000
115	172483	037360	MILES-AG OIL-EJ	4	1.000	0.80000
116	172480	037360	MILES-AG OILEJ SWD	1	1.000

	http://sonlite. dnr.state.la.us /sundown/car t_prod/cart_c on_wellinfo2 ?p_wsn=172 480%20		Miles Essex Lease
117	190736	040778	MILES-ESSEX	3	1.000	0.80000
118	190783	040778	MILES-ESSEX	4	1.000	0.80000

			MDP Maxwell Lease
119	179671	038553	MDP MAXWELL	1	1.000	0.80000
120	179672	038553	MDP MAXWELL	2	1.000	0.80000

			MOP Lease
121	91994	016494	Missouri Pacific RR	2	1.000	0.75000
122	83963	012886	MOP #1 SWD	1	1.000

6

123	183703	039526	MOPAC SSS	8	1.000	0.80000

			Morrison, James Lease
124	176677	038190	Morrison, James	1	1.000	0.83000

			Maxwell, JC M80 Lease
125	170664	037215	Maxwell, JC M80	1	1.000	0.80000
126	171769	037215	Maxwell, JC M80	2	1.000	0.80000
127	171770	037215	Maxwell, JC M80	3	1.000	0.80000

			Pendarvis Lease
128	193250	041573	PENDARVIS	1	1.000	0.7657824
129	193251	041573	PENDARVIS	2	1.000	0.7657824
130	193252	041573	PENDARVIS	3	1.000	0.7657824
131	193253	041573	PENDARVIS	4	1.000	0.7657824
132	193255	041573	PENDARVIS	6	1.000	0.7657824
133	194757	041573	PENDARVIS	7	1.000	0.7657824
134	194759	041573	PENDARVIS	9	1.000	0.7657824
135	194760	041573	PENDARVIS	10	1.000	0.7657824
136	194761	041573	PENDARVIS	11	1.000	0.7657824
137	194762	041573	PENDARVIS	12	1.000	0.7657824
138	194763	041573	PENDARVIS	13	1.000	0.7657824
139	194764	041573	PENDARVIS	14	1.000	0.7657824
140	10281	008680	PENDARVIS A	3	1.000	0.7657824
141	10331	008680	PENDARVIS A	4	1.000	0.7657824
142	971428		PENDARVIS A SWD	1	1.000

			Pendarvis LaPetro Lease
143	193828	041572	Pendarvis - La Petro	1	1.000	0.7657824
144	193829	041572	Pendarvis - La Petro	2	1.000	0.7657824
145	193830	041572	Pendarvis - La Petro	3	1.000	0.7657824
146	193831	041572	Pendarvis - La Petro	4	1.000	0.7657824
147	193832	041572	Pendarvis - La Petro	5	1.000	0.7657824
148	193833	041572	Pendarvis - La Petro	6	1.000	0.7657824
149	193834	041572	Pendarvis - La Petro	7	1.000	0.7657824
150	193835	041572	Pendarvis - La Petro	8	1.000	0.7657824

7

151	193837	041572	Pendarvis - La Petro	10	1.000	0.7657824
152	193838	041572	Pendarvis - La Petro	11	1.000	0.7657824
153	194758	041572	Pendarvis - La Petro	12 SWD	1.000
	http://sonlite. dnr.state.la.u s/sundown/ca rt_prod/cart_ con_wellinfo 2?p_wsn=97 1428%20
			Pringle Heirs Lease
154	158868	035563	Pringle Heirs	1	1.000	0.81250
155	162747	035563	Pringle Heirs SWD	2	1.000
156	19432	035563	Pringle SWD	3	1.000

			PV 80 MILES TB
157	172920	037330	PV 80 - MILES	1	1.000	0.80000
158	172922	037330	PV 80 - MILES	3	1.000	0.80000
159	172923	037330	PV 80 - MILES	4	1.000	0.80000
160	172924	037330	PV 80 - MILES	5	1.000	0.80000
161	172925	037330	PV 80 - MILES	6	1.000	0.80000
162	172926	037330	PV 80 - MILES	7	1.000	0.80000
163	174930	037330	PV 80 - MILES	9	1.000	0.80000
164	182489	039369	JRB MAXWELL	2	1.000	0.80000

			PV 80 - MOPAC Lease
165	172927	037539	PV 80 - MOPAC	2	1.000	0.75000
166	172928	037539	PV 80 - MOPAC	3	1.000	0.75000
167	172929	037539	PV 80 - MOPAC	4	1.000	0.75000
168	172930	037539	PV 80 - MOPAC	5	1.000	0.75000
169	174030	037539	PV 80 - MOPAC	7	1.000	0.75000
170	174029	037539	PV 80 - MOPAC	8	1.000	0.75000

			Tensas BLD Lease
171	134605	031228	Tensas BLD	1	1.000	0.75000
172	178732	031228	Tensas BLD	3	1.000	0.75000

8

173	183525	031228	Tensas BLD	4	1.000	0.75000
174	178731	031228	Tensas BLD	5	1.000	0.75000
175	990623	031228	Tensas BLD SWD	2	1.000

			Tensas BLD A Lease
176	59321	009515	Tensas BLD A	1	1.000	0.80000
177	64687	009515	Tensas BLD A	2	1.000	0.80000
178	153875	009515	Tensas BLD A	5	1.000	0.80000
179	153876	009515	Tensas BLD A	6	1.000	0.80000
180	182387	009515	Tensas BLD A	7	1.000	0.80000

			Tremont B Lease
181	187623	043930	Tremont B	1	1.000	0.78711
182	187822	043930	Tremont B	3	1.000	0.78711
183	187824	043930	Tremont B	4	1.000	0.78711
184	188181	043930	Tremont B	5	1.000	0.78711
185	189535	043930	Tremont B	6	1.000	0.78711
186	189696	043930	Tremont B	7	1.000	0.78711
187	191207	043930	Tremont B	9	1.000	0.78711
188	178262	043930	Tremont B	10	1.000	0.78711
189	182059	043930	Tremont B	11	1.000	0.78711
190	182291	043930	Tremont B	12	1.000	0.78711
191	182292	043930	Tremont B	13	1.000	0.78711
192	182295	043930	Tremont B	14	1.000	0.78711
193	182296	043930	Tremont B	15	1.000	0.78711
194	183884	043930	Tremont B	16	1.000	0.78711
195	187820	043930	Tremont B SWD	1	1.000
196	191205		Tremont B	8	1.000	0.78711	P&A but remains on SONRIS
197	183885		Tremont B	17	1.000	0.78711	P&A but remains on SONRIS

			Tremont SSS Lease
198	182799	039161	Tremont SSS	1	1.000	0.80000
199	182800	039161	Tremont SSS	2	1.000	0.80000

9

200	182801	039161	Tremont SSS	3	1.000	0.80000
201	182802	039161	Tremont SSS	4	1.000	0.80000
202	182803	039161	Tremont SSS	5	1.000	0.80000
203	182804	039161	Tremont SSS	6	1.000	0.80000
204	182805	039161	Tremont SSS	7	1.000	0.80000
205	184928	039161	Tremont SSS	8	1.000	0.80000

206	990137	009660	Tullos, Frank	1	1.000		no lease or production
207	203730	009660	Tullos, Frank	2	1.000		no lease or production

			Urania A Lease
208	214541	047519	URANIA	1	1.000	0.75000
209	214542	047519	URANIA	2	1.000	0.75000
210	127062	040908	URANIA LBR CO A	1	1.000	0.75000
211	127414	040908	URANIA LBR CO A	2	1.000	0.75000	Sonris records not updated for transfer from Atkins
212	127415	040908	URANIA LBR CO A	5	1.000	0.75000
213	126926	040908	URANIA LBR CO A	6	1.000	0.75000
214	127417	040908	URANIA LBR CO A	7	1.000	0.75000

	http://sonlite. dnr.state.la.u s/sundown/ca rt_prod/cart_ con_wellinfo 2?p_wsn=97 1269%20		Urania B Lease
215	127264	040909	URANIA LBR CO B	1	1.000	0.75000
216	127418	040909	URANIA LBR CO B	3	1.000	0.75000	Sonris records not updated for transfer from Atkins
217	214543	047519	URANIA	3	1.000	0.75000

10

			Urania C TB
218	127389	040910	URANIA LBR CO C	1	1.000	0.75000	Sonris records not updated for transfer from Atkins
219	128428	040910	URANIA LBR CO C	3	1.000	0.75000
220	128427	040910	URANIA LBR CO C	6	1.000	0.75000
221	121694	040910	URANIA LBR CO C	7	1.000	0.75000
222	125446	040910	URANIA LBR CO C	8	1.000	0.75000
223	134419	029323	HARDTNER-EDENBORN	1	1.000	0.75000
224	128374	040909	URANIA LBR CO B	4	1.000	0.75000
225	128336	040909	URANIA LBR CO B SWD	2	1.000
226	971269		URANIA LBR CO E SWD	1	1.000

			Urania LTF Lease
227	187028	040144	Urania, LTF	1	1.000	0.75000
228	193625	040144	Urania, LTF	6	1.000	0.75000
	http://sonlite. dnr.state.la.u s/sundown/ca rt_prod/cart_ con_wellinfo 2?p_wsn=97 1269%20
			Urania Shemen TB
229	191712	041167	URANIA-SHEMEN	1	1.000	0.75000
230	191713	041167	URANIA-SHEMEN	2	1.000	0.75000
231	191714	041167	URANIA-SHEMEN	3	1.000	0.75000
232	115191	040839	URANIA LBRCO D	1	1.000	0.75000
233	115192	040839	URANIA LBRCO D	2	1.000	0.75000
234	115468	040839	URANIA LBRCO D	3	1.000	0.75000
235	191709	041134	URANIA A-SHEMEN	1	1.000	0.75000
236	191784	041134	URANIA A-SHEMEN	2	1.000	0.75000
237	191783	041135	URANIA C-SHEMEN	1	1.000	0.75000
238	191779	041135	URANIA C-SHEMEN	2	1.000	0.75000
239	114278	040908	URANIA LBR CO A	3	1.000	0.75000
240	114442	040908	URANIA LBR CO A	4	1.000	0.75000
241	114534	040908	URANIA LBR CO A	8	1.000	0.75000
242	115773	040910	URANIA LBR CO C	2	1.000	0.75000

11

243	116282	040910	URANIA LBR CO C	4	1.000	0.75000
244	115986	040910	URANIA LBR CO C	5	1.000	0.75000
245	971328		URANIA LBR CO SWD	1	1.000
246	191788	041134	URANIA A-SHEMEN SWD	6	1.000

			Urania Stenco Lease
247	126642	026661	URANIA-STENCO	2	1.000	0.80000
248	33328	026661	URANIA-STENCO	3	1.000	0.80000

			Walsh Lease
249	72539	009846	Walsh	1	1.000	0.83000

			White , Mike Lease
250	189448	040597	White, Mike	1	1.000	0.78711

			Wright , WE Lease
251	175340	037484	Wright, WE	1	1.000	0.83000
252	173245	037484	Wright, WE	2	1.000	0.83000
253	174438	037484	Wright, WE	3	1.000	0.83000

			Zimmerman Lease
254	990136	010118	Zimmerman	6	1.000	0.80000
255	43888	010118	Zimmerman	14	1.000	0.80000
256	53293	010118	Zimmerman	16	1.000	0.80000
257	58021	010118	Zimmerman	17	1.000	0.80000
258	62964	010118	Zimmerman	18	1.000	0.80000
259	66344	010118	Zimmerman	19	1.000	0.80000
260	68370	010118	Zimmerman	20	1.000	0.80000
261	77368	010118	Zimmerman	22	1.000	0.80000
262	86436	010118	Zimmerman	23	1.000	0.80000
263	40901	010118	Zimmerman	A-4	1.000	0.80000

12

	http://sonlite. dnr.state.la.u s/sundown/ca rt_prod/cart_ con_wellinfo 2?p_wsn=99 0136%20		Zimmerman , Lex Lease
264	187003	040143	ZIMMERMAN, Lex	1	1.000	0.80000
265	187004	040143	ZIMMERMAN, Lex	2	1.000	0.80000
266	187007	040143	ZIMMERMAN, Lex	4	1.000	0.80000
267	187008	040143	ZIMMERMAN, Lex	5	1.000	0.80000
268	187010	040143	ZIMMERMAN, Lex	7	1.000	0.80000
269	187011	040143	ZIMMERMAN, Lex	8	1.000	0.80000
270	187012	040143	ZIMMERMAN, Lex	9	1.000	0.80000
271	187236	040143	ZIMMERMAN, Lex	14	1.000	0.80000
272	187237	040143	ZIMMERMAN, Lex	15	1.000	0.80000
273	187238	040143	ZIMMERMAN, Lex	16	1.000	0.80000
274	187239	040143	ZIMMERMAN, Lex	17	1.000	0.80000
275	187240	040143	ZIMMERMAN, Lex	18	1.000	0.80000
276	236125	40143	Zimmerman, Lex	19	1.000	0.80000
277	187009	040143	ZIMMERMAN, Lex SWD	6	1.000
278	973077	040143	ZIMMERMAN, Lex SWD	12	1.000

13

Exhibit “A-3”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer.

CONTRACTS AND OTHER AGREEMENTS

1.               Pumping Service Contract by and between NGS Sub Corp. and Carl Bruce

2.               Pumping Service Contract by and between NGS Sub Corp. and Sumrall Pumper Service

3.               Pumping Service Contract by and between NGS Sub Corp. and James W. Sumrall II

4.               Pumping Service Contract by and between NGS Sub Corp. and Lance Coleman

5.               Salt Water Disposal Contract by and between NGS Sub Corp. and Page Development, LLC for use of the Hardtner A SWD #2

6.               Verbal agreement for salt water disposal by Donnie Morrow into Bradford SWD

7.               Verbal agreement for salt water disposal by Quentin Sagdahl into Bradford SWD

8.               Verbal agreement for salt water disposal by AJ  & J Thornton into Urania SWD

1

Exhibit “A-4”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Right-of-Ways, Easements and Surface Leases

NONE

1

Exhibit “A-5”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

SURFACE ESTATES

FEE LAND

TRACT I:

Lots 1, 3, 5, Block 16, Lots 1, 3, 9, 11, Block 21, and Lots 1, 3, 5, 7, 9, 11, Block 23 of the Original Town of Tullos, Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

TRACT II:

A certain parcel of land thirty (30) feet square, situated in the Southwest corner of property described hereinbelow, with well described below situated thereon.

Monroe Well Service/SSM – SWD #1, serial #971390, Section 25, Township 10 North, Range 2 East, Tullos-Urania Field, LaSalle Parish, Louisiana.

Tracts I and II, being the same land described in that certain Act of Sale and Assignment dated September 2, 2004 from Atkins Production, Inc. to NGS Sub. Corp., as recorded in Book 291, Page 179 of the Conveyance Books of LaSalle Parish, Louisiana.

1

Exhibit “B”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

ESCROW ACCOUNT AGREEMENT

This Escrow Agreement (“Escrow Agreement”) is entered into as of the 15th day of  February, 2008 by and among NGS Sub. Corp. (‘Seller”), MWM Energy, LLC (“Buyer”), and together with Seller, sometimes referred to individually as Party and collectively as the “Parties”) and Wells Fargo Bank, N.A. (“Escrow Agent”).

The Parties hereby appoint the Escrow Agent as their escrow agent for the purposes set forth herein, and the Escrow Agent hereby accepts such appointment under the terms and conditions set forth herein.

Now, therefore, the Buyer, Seller and Escrow Agent agree as follows:

1.             Concurrent with the execution hereof by all Parties and Escrow Agent, Buyer shall deposit into escrow with the Escrow Agent by wire transfer of immediately available funds the sum of One Hundred Thousand And No/100 Dollars ($100,000.00) (the “Escrow Deposit”) to be held by Escrow Agent in an interest bearing Money Market Deposit Account as set forth in Schedule 1  at Wells Fargo Bank, N.A. (“Escrow Account”) representing an initial deposit by the Buyer for the purchase of oil and gas producing properties from the Seller.   The Escrow Agent shall hold the Escrow Deposit, together with all interest accrued thereon (collectively, the “Escrow Funds”) as directed herein.

2.             The Escrow Agent shall, promptly upon receipt of the Escrow Deposit deliver a facsimile acknowledgement substantially in the form set forth in Schedule 2, to the Seller and Buyer, acknowledging receipt of each such deposit.

3.             The Escrow Agent is hereby authorized and directed to hold the Escrow Funds in the Escrow Account (“Escrow Account”) in accordance with the terms and provisions hereof, and to disburse the Escrow Fund as may be authorized and directed, and only as authorized and directed, by an Approval for Disbursement signed by each of Seller and Buyer substantially in the form attached hereto as Exhibit “A” and made a part hereof (“Disbursement Letter”).  The Escrow Agent shall disburse the Escrow Fund within one (1) Business Day following receipt of the Disbursement Letter.  “Business Day” shall mean any day other than a Saturday, Sunday or any other day on which the Escrow Agent located at the notice address set forth in Paragraph 9 below is authorized or required by law or executive order to remain closed.

4.             Notwithstanding anything to the contrary, if Seller and Buyer cannot agree on how the Escrow Fund should be disbursed in accordance with this Escrow Agreement and the PSA, then upon a Final Determination (as defined below) with respect to any such disbursement, either Seller or Buyer may submit an Approval for Disbursement signed by such Party substantially in the form attached hereto as Exhibit “B” and made a part hereof (“Final Determination Disbursement Request”).  The Escrow Agent shall disburse the Escrow Funds within one (1) Business Day following receipt of the Final Determination Disbursement Request.  A “Final Determination” shall mean a final non-appealable judgment of a court of competent jurisdiction pursuant to the terms of the PSA.  The Escrow Agent shall act on such Final Determination Disbursement Request without further question or the Escrow Agent may file an interpleader action in any court of competent jurisdiction, and upon the filing thereof, the Escrow Agent shall be relieved of all liability as to the Escrow Funds and shall be entitled to recover attorneys’ fees, expenses and other costs incurred in commencing and maintaining any such interpleader action.

Escrow Agreement

(7/19/07 – Vers. 1)

5.             Each of the Parties and the Escrow Agent agree that the following provisions shall control with respect to the rights, duties, liabilities, privileges and immunities of the Escrow Agent:

(a)           The Escrow Agent is not a party to and is not bound by, or charged with notice of (except as provided in Paragraph (11)), any agreement out of which the escrow arrangement contemplated hereby may arise.  The Escrow Agent is acting hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of any instrument or other written instructions, including the Disbursement Letter or the Final Determination Disbursement Request, given to the Escrow Agent pursuant to this Escrow Agreement.

(b)           The Escrow Funds held in the Escrow Account shall not be subject to any right of set-off or claim which the Escrow Agent may have from time to time against either Seller or Buyer.

(c)           In carrying out and performing its duties under this Escrow Agreement, the Escrow Agent shall not incur any liability to anyone for any damages, losses, or expenses with respect to the establishment and administration of the Escrow Account hereunder, except for its willful misconduct or gross negligence, and accordingly the Escrow Agent shall not incur any liability with respect to:

(1)           Any action taken or omitted to be taken in good faith upon the advice of the Escrow Agent’s counsel given with respect to any questions relating to the duties and responsibilities of the Escrow Agent under this Escrow Agreement. The Escrow Agent shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document, notice, instruction or request.  The Escrow Agent shall have no duty to solicit any payments which may be due it or the Escrow Funds.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a final adjudication pursuant to Paragraph 11 below determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of any loss to either of the Parties.  In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder, it shall be entitled to refrain from taking any action and its sole obligation shall be to keep safely all property held in escrow until it shall be directed otherwise either in writing by each of the Buyer and Seller or in a Final Determination.  Anything in this Escrow Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action. No party to this Escrow Agreement shall be liable to any other party for losses due to, or if it is unable to perform its obligations under the terms of this Escrow Agreement because of, acts of God, fire, war, terrorism, floods, strikes, electrical outages, equipment or transmission failure, or other causes reasonably beyond its control.

(2)           Any action taken or omitted to be taken in reliance upon the Disbursement Letter, the Final Determination Disbursement Request, or any other instrument or written instructions signed by Seller and Buyer.

(3)           Any instructions received by the Escrow Agent pursuant to the Disbursement Letter, the Final Determination Disbursement Request or the accuracy, validity, or propriety of any such instructions or any statement therein.  The Escrow Agent shall be under no duty or obligation to make any inquiry about or verify the authenticity of any signature on any letter or document received pursuant to this Escrow Agreement, including the Disbursement Letter, the Final Determination Disbursement Request, or the authority of the person purporting to have signed said document.

Escrow Agreement

(2/18/08 – Vers. 1)

3

(d)           Seller and Buyer jointly and severally agree to indemnify, defend and hold harmless the Escrow Agent and its directors, officers, agents and employees (the “indemnitees”) against any and all losses, claims, damages, liabilities and expenses, including reasonable costs of investigation and fees and payments to outside counsel, which may be imposed upon or incurred by the Escrow Agent in connection with the acceptance of its appointment hereunder, the establishment and administration of the Escrow Account hereunder, or the performance of any of its duties hereunder, except as may be caused by the gross negligence or willful misconduct by or on the part of the Escrow Agent or any indemnitee.  Promptly after receipt by the Escrow Agent or any indemnitee of service of process for the commencement of any action the Escrow Agent will, if a claim with respect thereto is to be made against any of the Parties, notify the Parties of the commencement of such action. The Parties hereto acknowledge that the foregoing indemnities shall survive the resignation or removal of the Escrow Agent or the termination of this Escrow Agreement.

(e)           The Escrow Agent may seek the advice of legal counsel concerning any matter relating to its duties hereunder, and it shall incur no liability in acting in accordance with the opinion and instructions of such counsel.

(f)                            (1)           The Escrow Agent may resign and be discharged from its duties or obligations hereunder by giving thirty (30) days advance notice in writing of such resignation to the Parties specifying a date when such resignation shall take effect.  Any corporation or association into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or association to which all or substantially all the escrow business of the Escrow Agent’s corporate trust line of business may be transferred, shall be the Escrow Agent under this Escrow Agreement without further act.  Escrow Agent’s sole responsibility after such thirty (30) day notice period expires shall be to hold the Escrow Funds (without any obligation to reinvest the same) and to deliver the same to a designated substitute escrow agent, if any, or in accordance with the directions of a final order or judgment of a court of competent jurisdiction, at which time of delivery Escrow Agent’s obligations hereunder shall cease and terminate.  If the Parties have failed to appoint a successor escrow agent prior to the expiration of thirty (30) days following receipt of the notice of resignation, the Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor escrow agent or for other appropriate relief, and any such resulting appointment shall be binding upon the Parties.

(2)           The Parties, acting together, may at any time replace the Escrow Agent hereunder by giving notice to such effect and the details of a successor escrow agent to the Escrow Agent.  Within ten (10) days of receipt of such notice and details, the Escrow Agent shall transfer the Escrow Funds to the successor escrow agent.

6.             The Escrow Agent’s fee of $2,000.00 shall be paid equally by the Seller and Buyer at the time this Agreement is delivered to Escrow Agent.  The Buyer further agrees to reimburse Escrow Agent upon demand for all expenses incurred in connection with this Escrow Agreement, including without limitation, Escrow Agent’s service fees for all services performed in connection with this Escrow Agreement as described in its applicable fee and information schedule.  This provision shall survive the termination of this Agreement.

7.

a.     Each of the Parties represents that its correct Taxpayer Identification Number (“TIN”) assigned by the Internal Revenue Service (“IRS”) is set forth on the signature page hereof.  All income earned by the Escrow Agent on funds invested pursuant to this Escrow Agreement shall be reportable as

4

income to the Internal Revenue Service or any applicable State Revenue Department, as income of the Buyer.  Any tax returns or reports required to be prepared and filed on behalf of or by the Escrow Funds will be prepared and filed by Buyer and the Escrow Agent shall have no responsibility for the preparation and/or filing or any tax return with respect to any income earned by the Escrow Funds.  In addition, any tax or other payments required to be made pursuant to such tax return or filing will be paid by Buyer.  Escrow Agent shall have no responsibility for such payment.  Any payment by the Escrow Agent under this Escrow Agreement shall by made without any deduction or withholding for or on account of any taxes or other amounts.

b.     Prior to closing, the Buyer and Seller shall provide the Escrow Agent with certified tax identification numbers by furnishing appropriate forms W-9 or W-8 and such other forms and documents that the Escrow Agent may request.   The parties understand that if such tax reporting documentation is not provided and certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, and the Regulations promulgated thereunder, to withhold a portion of any interest or other income earned on the investment of the Escrow Funds.

c.     To the extent that the Escrow Agent becomes liable for the payment of any taxes in respect of income derived from the investment of the Escrow Funds, the Escrow Agent shall satisfy such liability to the extent possible from the Escrow Funds.  The Parties, jointly and severally, shall indemnify, defend and hold the Escrow Agent harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against the Escrow Agent on or with respect to the Escrow Funds and the investment thereof unless such tax, late payment, interest, penalty or other expense was directly caused by the gross negligence or willful misconduct of the Escrow Agent.  The indemnification provided by this Section 7(c) is in addition to the indemnification provided in Section 5(d) and shall survive the resignation or removal of the Escrow Agent and the termination of this Escrow Agreement.

8.             This Escrow Agreement shall remain in force and effect until the earlier of (i) the disbursement by the Escrow Agent of the Escrow Funds in accordance with the Disbursement Letter or the Final Determination Disbursement Request, or (ii) the resignation of the Escrow Agent as Escrow Agent and the delivery to a successor specified by the Parties of the Escrow Agreement, the Escrow Funds and any other related instruments or documents.  Notwithstanding the foregoing, if a an arbitration is pending challenging Seller’s right to the Escrow Funds, or otherwise alleging a dispute as to the distribution of the Escrow Funds, and provided the Escrow Agent has received written notice thereof and a copy of all pleadings filed as of the date of such notice, the Escrow Agent shall maintain such funds under the further provisions of this Escrow Agreement until an award or decision is entered or the Parties otherwise mutually agree in writing.

9.             All notices, requests and instructions permitted or required to be given under the terms of this Escrow Agreement shall be in writing, and may be served by personal delivery by certified US mail addressed to the party to be notified, postage prepaid, return receipt requested or by facsimile transmission.  Notice deposited in the mail in the manner hereinabove described shall be deemed to have been given and received on the date of the delivery as shown on the return receipt.  Notice sent by facsimile transmission shall be deemed to have been given if the recipient confirms via telephone or facsimile its receipt of such notice to the sender.  Notice served in any other manner shall be deemed to have been given and received only if and when actually received by the addressee.

5

If to Seller:

NGS Sub. Corp.

2500 City West Blvd, Suite 1300

Houston, Texas 77042

Attention: Robert S. Herlin, President

Facsimile:      713-935-0199

Telephone:     713-935-0122

6

With a copy to:

Adams and Reese LLP

1221 McKinney, Suite 4400

Houston, Texas 77010

Attention:       Mr. Mark A. Mathews

Telephone:     (713) 308-0158

Telecopy:       (713) 652-5152

If to Buyer:

MWM Energy, LLC

114 30th Avenue South

Nashville, Tennessee  37212

Attention: Stephen F. Moore, CEO

Facsimile:      615-340-5391

Telephone:     615-340-5389

If to Escrow Agent:

Wells Fargo Bank, N.A.

1021 Main Street, Suite 2403

MAC:  T5017-241

Houston, Texas  77002

Attention: Josie Hixon

Telephone:     (713) 289-3469

Telecopy:       (713) 289-3488

The Parties’ and the Escrow Agent’s respective addresses may be changed by the appropriate Party or entity so notifying the other Party or entity in the manner provided above.

10.           This Escrow Agreement and all instruments executed in accordance herewith shall be governed by and interpreted in accordance with the laws of the State of Texas, without regard to conflict of law rules that would direct application of the laws of another jurisdiction.

11.           Any claim, counterclaim, demand, cause of action, dispute, or any other controversy arising out of or relating to this Escrow Agreement solely between the Buyer and Seller or in any way relating to the subject matter of this Escrow Agreement (each a “Dispute”) shall be resolved by binding arbitration by the Parties hereto.  A Dispute shall be resolved through arbitration regardless of whether the Dispute involves claims that this Escrow Agreement is unlawful, unenforceable, void, or voidable or involves claims under state or federal statutory or common law.  The validity, construction and interpretation of this Escrow Agreement to arbitrate, and all other procedural aspects of the arbitration conducted pursuant hereto shall be decided by the arbitrators.  Any Party hereto may commence an arbitration proceeding by transmitting written notice to the other Parties hereto pursuant to the notice provisions of Paragraph (k) of this Escrow Agreement and to the AAA regional office associated with the Location, of such party’s demand for arbitration with respect to such party’s cause of action or claim that is a Dispute (the “Demand for Arbitration”).  Any arbitration under this Escrow Agreement shall be conducted in accordance with the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”).  In resolving any Dispute, the arbitrators shall refer to the governing law as specified in the first sentence of this

7

Paragraph (11).  THE ARBITRATORS SHALL NOT BE EMPOWERED TO AWARD, AND SHALL NOT AWARD, PUNITIVE, EXEMPLARY, MULTIPLE, TREBLE, CONSEQUENTIAL, INDIRECT, AND SPECIAL DAMAGES, REGARDLESS OF THE NATURE OF THE CAUSE OF ACTION, INCLUDING WITHOUT LIMITATION, BREACH OF CONTRACT, TORT, AND NEGLIGENCE.  EACH OF THE PARTIES AND THE ESCROW AGENT WAIVES ANY RIGHT THAT SUCH PARTY OR ENTITY MAY HAVE TO RECOVER SUCH DAMAGES FROM ANY OTHER PARTY OR ENTITY.  The arbitration shall be held in Harris County, Texas (the “Location”).  If the parties hereto initiate multiple arbitration proceedings, the subject matters of which are related by common questions of law or fact and which could result in conflicting awards or obligations, then all such proceedings may be consolidated into a single arbitral proceeding.  Unless otherwise agreed by the parties to the Dispute, the Dispute shall be decided by a panel of three (3) neutral arbitrators selected as follows.  If there are only two (2) parties to the Dispute, then each party to the Dispute shall appoint one (1) arbitrator within thirty (30) days of the filing of the arbitration, and the two arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two arbitrators has been appointed by the parties to the Dispute.  If a party to the Dispute fails to appoint its party-appointed arbitrator or if the two party-appointed arbitrators cannot reach an agreement on the presiding arbitrator within the applicable time period, then the AAA shall serve as the appointing authority and shall appoint the remainder of the three arbitrators not yet appointed.  If the arbitration is to be conducted by three arbitrators and there are more than two parties to the Dispute, then within thirty (30) days of the filing of the arbitration, all claimants shall jointly appoint one arbitrator and all respondents shall jointly appoint one arbitrator, and the two arbitrators so appointed shall select the presiding arbitrator within thirty (30) days after the latter of the two arbitrators has been appointed by the parties to the Dispute.  In the event of a dispute concerning the alignment of the parties to the Dispute, such dispute shall be resolved by the AAA as the administrative authority.  If  either of the Parties is not a party to the Dispute, it will not appoint an arbitrator.  If the parties to the Dispute agree in writing, the Dispute may be decided by a single arbitrator who shall be specified in such written agreement between or among the parties to the Dispute.  The arbitrators may award interim measures or injunctive relief, which may be enforced by the arbitrators or by a court of law. The arbitration award issued by the arbitrators shall be final and binding.  The award shall be required to be in writing, stating the amount of the award, and if applicable the amount of attorneys’ fees and costs.  Any litigation relating to or arising under this Paragraph (11) must be brought in the state or federal courts sitting in the Location.  The Parties further hereby waive any right to a trial by jury with respect to any lawsuit or judicial proceeding arising or relating to this Escrow Agreement.  Any arbitration award may be enforced by the state or federal courts of Texas or by any court of competent subject matter jurisdiction (including but not limited to any jurisdiction in which a party to the Dispute holds or keeps assets).  The parties hereto agree that service of process may be accomplished according to the notice procedures of Paragraph (k) or by any other means authorized by applicable law.  The parties hereto agree to waive any objection they may have to service of process if accomplished according to the procedures of Paragraph (k).  The arbitrators are authorized to award costs of the arbitration in its award, including without limitation (i)  the reasonable fees and expenses of the arbitrators; (ii) the reasonable costs of assistance required by the tribunal, including its experts; (iii) the reasonable fees and expenses of the administrator; (iv) the reasonable costs for legal representation of a successful party to the Dispute, including attorneys’ fees, expert witness fees, out of pocket costs and other reasonable expenses; and (v) any such reasonable costs incurred in connection with an application for interim measures or emergency relief and to allocate those costs between the parties to the Dispute.  The award shall include pre-judgment interest at a rate to be determined by the arbitrators (not to exceed the maximum amount permitted by law) from the date of the breach or default.  Interest shall accrue until the date the award is paid in full.  Any arbitration (including a settlement resulting from an award, documents exchanged or produced during an arbitration proceeding, and memorials, briefs or other documents prepared for the arbitration) shall be confidential and may not be disclosed by the parties hereto, their employees, officers, directors, counsel, consultants, and expert witnesses, except (i) in a legal proceeding to enforce rights under this Paragraph (11), (ii) in response to a subpoena or legal process, but only after giving the other parties hereto reasonable notice in advance for them to take steps to preserve the confidentiality of the material, (iii) by agreement of the parties hereto or (iv) as required by applicable law or any applicable stock exchange.  A breach of this Paragraph (11) shall not void any settlement or award.  If any provision of Paragraph (11) is found by a court to be unenforceable or unlawful, then it shall be severed from this Escrow Agreement and the remaining terms shall be enforced as written.

8

12.           This Escrow Agreement shall be binding upon and inure to the benefit of the Parties and the Escrow Agent, and their respective successors and assigns.

13.           In the event a Disbursement Letter or Final Determination Disbursement Request is given, the Escrow Agent is authorized to seek confirmation of such instructions by telephone call-back to the person or persons designated on Schedule 3 hereto, and the Escrow Agent may rely upon the confirmation of anyone purporting to be the person or persons so designated.  Each Disbursement Letter or Final Determination Disbursement Request shall be executed by an authorized signatory, a list of such authorized signatories is set forth on Schedule 3.  The undersigned is authorized to certify that the signatories on Schedule 3 are authorized signatories.  The persons and telephone numbers for call-backs may be changed only in a writing actually received and acknowledged by the Escrow Agent.  The Escrow Agent and the beneficiary’s bank in any funds transfer may rely solely upon any account numbers or similar identifying numbers provided by Seller or Buyer to identify (i) the beneficiary, (ii) the beneficiary’s bank, or (iii) an intermediary bank.  The Escrow Agent may apply any of the escrowed funds for any payment order it executes using any such identifying number, even when its use may result in a person other than the beneficiary being paid, or the transfer of funds to a bank other than the beneficiary’s bank or an intermediary bank designated.  The parties to this Escrow Agreement acknowledge that these security procedures are commercially reasonable.

14.           The provisions of this Escrow Agreement may be waived, altered, amended or supplemented, in whole or in part, only by a writing signed by the Parties and Escrow Agent.  This Escrow Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. All signatures of the Parties and of the Escrow Agent may be transmitted by facsimile, and such facsimile will, for all purposes, be deemed to be the original signature of such Party or entity whose signature it reproduces, and will be binding upon such Party or entity.

15.           In the event that any portion of the Escrow Funds shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Escrow Funds, the Escrow Agent is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders or decrees so entered or issued, which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction, and in the event that the Escrow Agent obeys or complies with any such writ, order or decree it shall not be liable to any of the Parties or to any other person, firm or corporation, by reason of such compliance notwithstanding such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

9

IN WITNESS WHEREOF, the Parties and the Escrow Agent have executed this Escrow Agreement as of the date set forth above.

BUYER:

MWM ENERGY, LLC

By:

Name:

Title:

TIN:

SELLER:

NGS SUB CORP.

By:

Name:

Title:

TIN:

ESCROW AGENT:

WELLS FARGO BANK, N.A.

By:

Name:

Title:

10

Schedule 1

Agency and Custody Account Direction

For Cash Balances

Wells Fargo Money Market Deposit Accounts

Direction to use the following Wells Fargo Money Market Deposit Accounts for Cash Balances for the escrow account or accounts (the “Account”) established under the Escrow Agreement to which this Exhibit A is attached.

You are hereby directed to deposit, as indicated below, or as I shall direct further in writing from time to time, all cash in the Account(s) in the following money market deposit account of Wells Fargo Bank, National Association (Bank):

Wells Fargo Money Market Deposit Account (MMDA)

I understand that amounts on deposit in the MMDA are insured, subject to the applicable rules and regulations of the Federal Deposit Insurance Corporation (FDIC), in the basic FDIC insurance amount of $100,000 per depositor, per insured bank. This includes principal and accrued interest up to a total of $100,000.   I understand that deposits in the MMDA are not secured.

I acknowledge that I have full power to direct investments of the Account(s).

I understand that I may change this direction at any time and that it shall continue in effect until revoked or modified by me by written notice to you.

Authorized Representative,	Authorized Representative,
NGS Sub. Corp.	MWM Energy, LLC

Date: February 15, 2008	Date: February 15, 2008

Schedule 1

Schedule 2

FORM OF ESCROW AGENT’S ACKNOWLEDGEMENT

TO:

NGS Sub Corp.	MWM Energy, LLC
2500 City West Blvd	114 30th Avenue South
Suite 1300	Nashville, Tennessee 37212
Houston, Texas 77042	Attention: Stephen F. Moore, CEO
Attention: Robert S. Herlin, President	Facsimile:	615-340-5391
Facsimile:713-935-0199	Telephone:	615-340-5389
Telephone: 713-935-0122

REFERENCE:

Escrow Agreement dated as of the 15th day of February, 2008  (“Escrow Agreement”) by and among NGS Sub Corp. (“Seller”), MWM Energy, LLC (“Buyer”) and Wells Fargo Bank, N.A. (“Escrow Agent”) pursuant to which an escrow account designated as the               account bearing Account Number                      (the “Escrow Account”) has been established.

ACKNOWLEDGEMENT:

In our capacity as Escrow Agent under the Escrow Agreement, we hereby acknowledge receipt of $[                                            ] from Buyer by wire transfer of immediately available funds into the Escrow Account.

Dated: [                      ], 2008

ESCROW AGENT:

WELLS FARGO BANK, N.A.

By:

Name:

Title:

Schedule 2

Schedule 3

Telephone Number(s) and signature(s) for

Person(s) Designated to give and confirm Funds Transfer Instructions

If to Seller:

	Name	Telephone Number	Signature

1.	Robert S. Herlin	(713) 935-0122

2.

3.

If to Buyer:

	Name	Telephone Number	Signature

1.	W. Mark Meyer	(281) 296-3140

2.

3.

Telephone call backs shall be made to both Seller and Buyer if joint instructions are required pursuant to the Escrow Agreement. All funds transfer instructions must include the signature of the person(s) authorizing said funds transfer.

Escrow Agreement

(7/19/07 – Vers. 1)

Exhibit “A”

To that certain Escrow Agreement

dated the          day of February , 2008 by and among

NGS Sub. Corp., MWM Energy, LLC and

Wells Fargo Bank, N.A.

APPROVAL FOR DISBURSEMENT

Wells Fargo Bank, N.A.

1000 Louisiana St, 4th Floor

Houston, TX 77002

MAC T5002-044

Telecopy:  713 739-1080

RE:	Escrow Agreement
Escrow Account No.

Gentlemen:

The undersigned, being all of the parties (other than Escrow Agent) to that certain Escrow Agreement dated the            day of February, 2008 hereby request that the following amounts be paid out of the referenced Escrow Account via wire transfer of immediately available funds to the named payees at the addresses and banking coordinates indicated below:

Payee	Amount

NGS Sub Corp.	$

Bank:
ABA No.:
Account Number:

MWM Energy, LLC	$

Bank:
ABA No.:
Account Number:

Should you have any questions regarding the above instructions, please contact representatives of each of the undersigned parties.

SELLER:

NGS SUB CORP.

By:

Name:

Title:

1

BUYER:

MWM ENERGY, LLC

By:

Name:

Title:

2

Exhibit “B”

To that certain Escrow Agreement

dated the          day of February, 2008 by and among

NGS Sub. Corp., MWM Energy, LLC and

Wells Fargo Bank, N.A.

FINAL DETERMINATION DISBURSEMENT REQUEST

Wells Fargo Bank, N.A.

1000 Louisiana St, 4th Floor

Houston, TX 77002

MAC T5002-044

Telecopy:  713 739-1080

RE:	Escrow Agreement
Escrow Account No.

Gentlemen:

The undersigned, being a party to that certain Escrow Agreement dated the            day of February, 2008 (the “Escrow Agreement”) by and among NGS Sub Corp. (“Seller”), MWM Energy, LLC (“Buyer”) and Wells Fargo Bank, N.A. (“Escrow Agent”), hereby requests that the following amounts be paid out of the referenced Escrow Account via wire transfer of immediately available funds, to the named payees at the addresses and banking coordinates indicated below pursuant to this Final Determination Disbursement Request (as defined in the Escrow Agreement), a copy of the Final Determination (as defined in the Escrow Agreement) is attached hereto:

Payee	Amount

NGS Sub Corp.	$
Bank:
ABA No.:
Account Number:

MWM Energy, LLC	$

Bank: .
ABA No.: Account Number:

Should you have any questions regarding the above instructions, please contact representatives of the Seller and Buyer.

[NGS SUB CORP.]

[OR]

[MWM ENERGY, LLC]

By:

Name:

Title:

1

Exhibit “D”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

ASSIGNMENT, CONVEYANCE AND BILL OF SALE

STATE OF LOUISIANA	§
§
PARISHES OF LASALLE AND WINN	§

THAT, NGS Sub. Corp., a Delaware corporation, whose address is 2500 City West Boulevard, Suite 1300, Houston, Texas 77042 (“Assignor”), in consideration of Ten Dollars ($10.00) and other good and valuable consideration to it in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, CONVEY, SELL, ASSIGN, TRANSFER and DELIVER to MWM Energy, LLC, a Texas limited liability company, whose address is 114 30th Avenue South, Nashville, Tennessee 37212 (“Assignee”), effective February 1, 2008 at 7:00 a.m. CST (the “Effective Time”), the assets and properties described in Section II below, except to the extent constituting Excluded Assets, which, after said exclusion, shall be collectively referred to as the “Assets.”  This Assignment, Conveyance and Bill of Sale (the “Conveyance”) relates to that certain Purchase and Sale Agreement dated February 15, 2008, effective February 1, 2008, between Assignor and Assignee (referred to as the “Agreement”).  Each capitalized term used in this Conveyance that is not otherwise defined herein shall have the meaning as set out in the Agreement.

I.  DEFINITIONS

In this Conveyance, capitalized terms have the meanings provided in this Section, unless defined elsewhere in this Conveyance.  All defined terms include both the singular and the plural of such terms.  All references to Sections refer to Sections in this Conveyance and all references to Exhibits or Schedules refer to Exhibits or Schedules attached to and made a part of this Conveyance.  When the term “herein” is used in this Conveyance, reference is made to the entire Conveyance and not to any particular Section or subparagraph of a Section.  The word “including” shall mean including without limitation.

(a)                                  “Assignee Group” means Assignee and its officers, directors, agents, representatives, consultants and employees.

(b)                                 “Assignor Group” means (1) Assignor and its officers, directors, agents, representatives, consultants and employees, and (2) Assignor’s Parent and Affiliates and their officers, directors, agents, representatives, consultants and employees.

Escrow Agreement

(7/19/07 – Vers. 1)

(c)                                  “Claims” shall mean any and all claims, demands, losses, damages, punitive damages, costs, expenses, causes of action or judgments of any kind or character including, without limitation, any interest, penalty, reasonable attorneys’ fees and other costs and expenses incurred in connection therewith or the defense thereof.

(d)                                 “Company” shall mean Four Star Development Corporation, a Louisiana corporation.

(e)                                  “Environmental Defect” shall mean:

(1)                                  a condition or activity with respect to a Scheduled Interest that is in material violation, or reasonably likely to materially violate, any federal, state or local statute, or any rule, order, ruling or regulation entered, issued or made by any court, administrative agency, or other governmental body or entity, federal, state, or local, or any arbitrator (“Environmental Law”), or surface or mineral lease obligation, whether an express or implied obligation, relating to natural resources, conservation, the environment, or the emission, release, storage, treatment, disposal, transportation, handling or management of industrial or solid waste, hazardous waste, hazardous or toxic substances, chemicals or pollutants, petroleum, including crude oil, natural gas, natural gas liquids, or liquefied natural gas, and any wastes associated with the exploration and production of oil and gas (“Regulated Substances”); or

(2)                                  the presence of Regulated Substances in the soil, groundwater, or surface water in, on, at or under a Scheduled Interest in any manner or quantity which is required to be remediated by Environmental Law or by any applicable action or guidance levels or other standards published by any governmental agency with jurisdiction over the Assets, or by a surface or mineral lease obligation, whether an express or implied obligation.  Assignee and Assignor agree that for a condition to be in violation of any statute or regulation it shall not be necessary that Assignor shall be under notice of violation from a federal or state regulatory agency or lessor.

The Parties agree and acknowledge that Assignee was provided an opportunity to examine the Assets for potential naturally occurring radioactive materials (“NORM”), and any potential obligations with respect to NORM and that the presence of NORM on any of the Assets, except with respect to inactive wells, facilities, pipelines and other equipment, may not be raised by Assignee as the subject of an Environmental Defect.

(f)                                    “Environmental Obligations” shall mean all liabilities, obligations, expenses (including, without limitation, all attorneys’ fees), fines, penalties, costs, claims, suits or damages (including natural resource damages) of any nature, associated with the Assets, and attributable to or resulting from:

(1)                                  pollution or contamination of soil, surface water, groundwater or air, on, in, by, from or under the Assets or lands in the vicinity thereof, and any other contamination of or adverse effect upon the environment;

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(2)                                  underground injection activities and waste disposal;

(3)                                  clean-up responses, remedial, control or compliance costs, including the required cleanup or remediation of spills, pits, lakes, ponds, or lagoons, including any subsurface or surface pollution caused by such spills, pits, lakes, ponds, or lagoons;

(4)                                  noncompliance with applicable land use, permitting, surface disturbance, licensing or notification requirements, including those in a surface or mineral lease, whether an express or implied obligation;

(5)                                  violation of any federal, state or local Environmental Law or land use law, or surface or mineral lease obligation, whether an express or implied obligation;

(6)                                  any other violation which could qualify as an Environmental Defect (without being limited to Scheduled Interests); and

(7)                                  any and all indemnity obligations of Assignor with respect to the above, along with any and all Claims against Assignor for indemnity with respect to the above, under, pursuant to or arising from any acquisition, purchase and sale or other agreement.

Notwithstanding any provision of this Conveyance or the Agreement to the contrary, “Environmental Obligations” shall not include Plugging and Abandonment Obligations (including with respect to NORM).

(g)                                 “Governmental Authority” means any federal, state, local, municipal or other governments; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; and any court or governmental tribunal.

(h)                                 “Permitted Encumbrances” shall mean any of the following matters:

(1)                                  defects in the early chain of title consisting of failure to recite marital status or the omission of succession or heirship proceedings;

(2)                                  defects or irregularities arising out of uncancelled mortgages, judgments or liens, the inscriptions of which, on their face, have expired as a matter of law prior to the Effective Time, or prior unreleased oil and gas leases which, on their face, expired more than ten (10) years prior to the Effective Time and have not been maintained in force and effect by production or operations pursuant to the terms of such leases;

(3)                                  tax liens and operator’s liens for amounts not yet due and payable, or those that are being contested in good faith by Assignor in the ordinary course of business;

(4)                                  to the extent any of the following do not materially diminish the value of, or impair the conduct of operations on, any of the Assets and do not impair Assignor’s right to receive the revenues attributable thereto: (i) easements, rights-of-way, servitudes,

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permits, surface leases and other rights in respect of surface operations, pipelines, grazing, hunting, fishing, logging, canals, ditches, lakes, reservoirs or the like, (ii) easements for streets, alleys, highways, pipelines, telephone lines, power lines, railways and other similar rights-of-way, on, over or in respect of property owned or leased by Assignor or over which Assignor owns rights of way, easements, permits or licenses, and (iii) the terms and conditions of all leases, agreements, orders, instruments and documents pertaining to the Assets;

(5)                                  all lessors’ royalties, overriding royalties, net profits interests, carried interest, production payments, reversionary interests and other burdens on or deductions from the proceeds of production if the net cumulative effect of such burdens or deductions does not reduce the net revenue interest of Assignor in any Well affected thereby below that reflected on Exhibit “A-2” of all oil and gas produced, saved and marketed from or attributable to the unitized sand or other sands listed from the Wells listed, or impair the right to receive revenues attributable thereto;

(6)                                  preferential rights to purchase and required third party consents to assignments and similar agreements with respect to which waivers or consents are obtained from the appropriate parties, or the appropriate time period for asserting the rights has expired without an exercise of the rights prior to the date of execution of this Conveyance;

(7)                                  Required third-party consents to the assignment of the Leases, which Assignor has previously requested, but not obtained, and the lessor of any such lease or holder of any such right has not prior to the execution of the Agreement objected to such assignment or notified Assignor in writing of such objection obligation;

(8)                                  all rights to consent by, required notices to, filings with, or other actions by governmental entities in connection with the sale or conveyance of oil and gas leases or interests if they are customarily obtained subsequent to the sale or conveyance;

(9)                                  defects or irregularities of title arising out of events or transactions which have been barred by limitations or by acquisitive or liberative prescription;

(10)                            rights reserved to or vested in any municipality or governmental, statutory or public authority to control or regulate any of the Assets in any manner, and all applicable laws, rules and orders of governmental authority;

(11)                            any encumbrance or other matter (whether or not constituting a Title Defect) expressly waived in writing by Assignee or listed on Exhibit “F”; and

(12)                            the litigation and threatened litigation, and any Claims thereunder, as listed on Exhibit “F.”

(i)                                     “Person” means an individual, group, partnership, corporation, limited liability company, trust or other entity.

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(j)                                     “Plugging and Abandonment Obligations” shall mean the responsibility and liability, including but not limited to Claims for damages and/or other relief, for the following plugging and abandonment obligations related to the Assets, regardless of whether they are attributable to the ownership or operation of the Assets before or after the Effective Time:

(1)                                  the necessary and proper plugging, replugging and abandonment of all Wells, whether plugged and abandoned before or after the Effective Time;

(2)                                  the necessary and proper removal, abandonment, and disposal of all platforms, structures, pipelines, equipment, movables, immovables, abandoned property and junk located on or comprising part of the Assets;

(3)                                  to the extent allowed by the applicable authorized governmental body and the owners of the property affected, the necessary and proper capping and burying of all associated flow lines located on or comprising part of the Assets;

(4)                                  the necessary and proper restoration of the Assets and/or the property covered by the Assets or upon which the Assets are located, both surface, surface water, groundwater, waterbottom and subsurface, to such condition as may be required by applicable laws, regulation or contract;

(5)                                  any necessary clean-up or disposal of Assets contaminated by NORM as may be required by applicable laws, regulation or contract;

(6)                                  all obligations arising from contractual requirements and demands made by authorized governmental bodies or parties claiming an interest in the Assets and/or the property covered by the Assets or upon which the Assets are located; and

(7)                                  any and all indemnity obligations of Assignor with respect to the above, along with any and all Claims against Assignor for indemnity with respect to the above, under, pursuant to or arising from any acquisition, purchase and sale or other agreement.

(k)                                  “Scheduled Interests” or “Scheduled Interest” shall mean that portion of the Assets attributable to the Leases or Wells identified on Exhibits “A-1” and “A-2” and having a value greater than $0.00.

(l)                                     “Tax” or “Taxes” means all income, profits, franchise, withholding, ad valorem, employment, social security, disability, occupation, property, severance and excise taxes, together with any interest and penalties with respect thereto, imposed by or on behalf of any Taxing Authority.

(m)                               “Taxing Authority” means, with respect to any Tax, the governmental entity or political subdivision thereof that imposes such Tax, and the agency (if any) charged with the collection of such Tax for such entity or subdivision, including any governmental or quasi-governmental

6

entity or agency that imposes, or is charged with collecting, social security or similar charges or premiums.

II.  ASSETS CONVEYED

The Assets shall be comprised of all of Assignor’s right, title and interest in and to or derived from the following, except to the extent constituting Excluded Assets:

(a)                                  any and all interests owned by Assignor in and to the oil, gas and/or mineral leases set forth on Exhibit “A-1” (“the Leases”), including any overriding royalty interests, net profit interests, working interests, reversionary interests, and any other interests of Assignor in said oil, gas and/or mineral leases, or the lands covered by said Leases;

(b)                                 all right, title and interest of Assignor in and to or derived from the following insofar as the same do not constitute Excluded Assets and are attributable to, appurtenant to, incidental to, or used for the operation of the Leases (collectively, “the Real Property, Personal Property and Incidental Rights”):

(1)                                  all fee interests and surface estate interests described on Exhibit “A-5”;

(2)                                  all easements, rights-of-way, surface leases, permits, licenses, servitudes or other interests relating to the use of the surface, including but not limited to those described on Exhibit “A-4,” or in instruments described in Exhibit “A-3”;

(3)                                  all wells located on the Assets, or lands pooled or unitized therewith, including but not limited to those listed on Exhibit “A-2”, whether or not such wells are producing, active or inactive, plugged and abandoned, temporarily abandoned, shut-in, injection, disposal, water supply or otherwise (collectively “the Wells”), along with all equipment and other personal property, inventory, spare parts, tools, fixtures, pipelines, dehydration facilities, platforms, tank batteries, appurtenances, and improvements situated upon the Leases or lands pooled or unitized therewith as of the Effective Time and used or held for use in connection with the development or operation of the Leases or the production, treatment, storage, compression, processing or transportation of crude oil, natural gas, casinghead gas, condensate, sulphur, natural gas liquids and other liquid or gaseous hydrocarbons, and all other minerals of every kind and character which may be covered by or included in the Leases and Assets (“the Hydrocarbons”), from or in the Wells or the Leases or lands pooled or unitized therewith including, but not limited to those described on Exhibit “A-2”;

(4)                                  all unit agreements, orders and decisions of state and federal regulatory authorities establishing units, joint operating agreements, enhanced recovery and injection agreements, farmout agreements and farmin agreements, options, drilling agreements, exploration agreements, assignments of operating rights, working interests, subleases and rights above or below certain footage depths or geological formations, to the extent same is attributable to the Assets, as of the Effective Time, including but not limited to those described on Exhibit “A-3”;

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(5)                                  all contracts, agreements, and title instruments to the extent attributable to and affecting the Assets in existence as of the date of execution of this Conveyance, including all Hydrocarbon sales, purchase, gathering, transportation, treating, marketing, exchange, processing, disposal and fractionating contracts, joint operating agreements, including but not limited to those described on Exhibit “A-3”;

(6)                                  originals of all lease files, land files, well files, production records, division order files (including paysheets and supporting files), abstracts, title opinions, and contract files, insofar as the same are directly related to the Leases, including, without limitation, all geological, information and data, to the extent that such data is not subject to any third party restrictions, but excluding Assignor’s proprietary interpretations of same; and

(7)                                  the Company books, records and files of Four Star Development Corporation, a Louisiana Corporation, including but not limited to, permits, licenses, corporate records, minute book, contracts, title records, tax records relating solely to the business of the Company, financial, engineering and safety records;

(c)                                  all merchantable oil and condensate (for oil or liquids in storage tanks, being only that oil or liquids physically above the top of the inlet connection into such tanks) produced from or attributable to the Leases prior to the Effective Time which have not been sold by Assignor and are in storage at the Effective Time (“the Inventory Hydrocarbons”); and

(d)                                 all of the issued and outstanding capital stock of Four Star Development Corporation, a Louisiana Corporation (“the Shares”).

(e)                                  It is the intent of the Parties that this Conveyance shall, except for the Excluded Assets (as defined in this Conveyance), assign, transfer and convey all of Assignor’s right, title and interest in the Assets, and all Hydrocarbons produced therefrom after the Effective Time, irrespective of whether those Assets and rights are set forth on the exhibits and schedules attached hereto.

III.  EXCLUDED ASSETS

There is specifically SAVED, EXCEPTED and RESERVED from this Conveyance, the following described assets and properties, herein called “Excluded Assets.”  As used in this Conveyance, the term “Excluded Assets” shall mean the following:

(a)                                  (i) all trade credits, accounts receivable, notes receivable and other receivables attributable to Assignor’s interest in the Assets with respect to any period of time prior to the Effective Time; (ii) all deposits, cash, checks in process of collection, cash equivalents and funds attributable to Assignor’s interest in the Assets with respect to any period of time prior to the Effective Time; and (iii) all proceeds, benefits, income or revenues accruing with respect to the Assets prior to the Effective Time;

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(b)                                 all corporate, financial, and tax records of Assignor, and those records subject to attorney/client privilege; however, Assignee shall be entitled to receive copies of any tax records which directly relate to any Assumed Obligations, or which are necessary for Assignee’s ownership, administration, or operation of the Assets;

(c)                                  all claims and causes of action of Assignor arising from acts, omissions or events, or damage to or destruction of the Asset, occurring prior to the Effective Time; provided, however, Assignor shall transfer to Assignee all claims and causes of action of Assignor against prior owners of the Assets or third parties for Environmental Obligations that are not Retained Obligations;

(d)                                 all rights, titles, claims and interests of Assignor relating to the Assets prior to the Effective Time (i) under any policy or agreement of insurance or indemnity; (ii) under any bond; or (iii) to any insurance or condemnation proceeds or awards;

(e)                                  all Hydrocarbons produced from or attributable to the Assets with respect to all periods prior to the Effective Time, together with all proceeds from or of such Hydrocarbons, except the Inventory Hydrocarbons and the unsold inventory of gas plant products, if any, attributable to the Leases as of the Effective Time;

(f)                                    claims of Assignor for refund of or loss carry forwards with respect to production, windfall profit, severance, ad valorem or any other taxes attributable to any period prior to the Effective Time, or income or franchise taxes;

(g)                                 all amounts due or payable to Assignor as adjustments or refunds under any contracts or agreements (including take-or-pay claims) affecting the Assets with respect to any period prior to the Effective Time;

(h)                                 all amounts due or payable to Assignor as adjustments to insurance premiums related to the Assets with respect to any period prior to the Effective Time;

(i)                                     all proceeds, benefits, income or revenues accruing (and any security or other deposits made) with respect to the Assets, and all accounts receivable attributable to the Assets, prior to the Effective Time;

(j)                                     all of Assignor’s intellectual property, including, but not limited to, proprietary computer software, patents, trade secrets, copyrights, names, marks and logos; and

(k)                                  the Assets identified on Schedule 1.28(j).

IV.  OBLIGATIONS ASSUMED BY ASSIGNEE

Assignee expressly assumes and agrees to pay, perform, fulfill and discharge the following obligations (the “Assumed Obligations”), except to the extent included within those matters which Assignor has agreed to indemnify, defend and hold Assignee harmless from under Section VI(g) below:

9

(a)                                  the Plugging and Abandonment Obligations;

(b)                                 all Environmental Obligations, whether related to, or arising from, events occurring before or after the Effective Date, except those specifically included under Section V below as “Retained Obligations”;

(c)                                  all obligations with respect to gas production, sales or imbalances with third parties;

(d)                                 except as otherwise provided in this Conveyance or in the Agreement, including the Assignor’s obligations to indemnify, all other liabilities, duties, and obligations that arise out of the ownership, operation or use of the Assets after the Effective Time, including, but not limited to, the payment of all operating expenses and capital expenditures relating to the Assets, all liabilities, duties, and obligations, express or implied, imposed upon Assignor herein under the provisions of the Leases and any and all assignments, subleases, farmout agreements, assignments of overriding royalty, joint operating agreements, easements, rights-of-way, and all other contracts, agreements and instruments affecting the Leases, or the premises covered thereby, whether recorded or unrecorded, whether or not identified on the Exhibits or schedules attached hereto or to the Agreement and under all applicable laws, rules, regulations, orders and ordinances.

V.  OBLIGATIONS RETAINED BY ASSIGNOR

As of the Effective Time, Assignor expressly retains and agrees to pay, perform, fulfill and discharge the following (collectively, “Retained Obligations”):

(a)                                  any Environmental Obligation of any nature related to the Excluded Assets;

(b)                                 all Environmental Obligations of any nature that relate to or arise from events occurring as of the date Assignor acquired the Assets through the date of execution of this Conveyance;

(c)                                  Claims for personal injury or wrongful death occurring prior to the Effective Time;

(d)                                 responsibility to any governmental agency for any offsite storage and disposal by Assignor, prior to the Effective Time, of hazardous materials produced from the Assets, and stored or disposed of, on, in or below any property which does not form a part of the Assets, for which and to the extent that remediation is required by any environmental or conservation law in effect as of the Effective Time; for purposes of this subpart “(d),” “offsite storage and disposal” shall not include the seepage, leakage or other migration of hazardous materials from the property forming part of the Assets to other lands;

(e)                                  responsibility and liability for the litigation and threatened litigation listed on Exhibit “F,” and the Claims thereunder; and

10

(f)                                    except as otherwise provided in this Conveyance or the Agreement, all other liabilities, duties, and obligations that arise out of the ownership, operation or use of the Assets prior to the Effective Time, including, but not limited to, the payment of all operating expenses and capital expenditures relating to the Assets, all liabilities, duties, and obligations, express or implied, imposed upon Assignor herein under the provisions of the Leases and any and all assignments, subleases, farmout agreements, assignments of overriding royalty, joint operating agreements, easements, rights-of-way, and all other contracts, agreements and instruments affecting the Leases, or the premises covered thereby, whether recorded or unrecorded, whether identified or not on the Exhibits or Schedules attached hereto or to the Agreement and under all applicable laws, rules, regulations, orders and ordinances.

VI.  LIMITED WARRANTIES, WAIVERS AND INDEMNIFICATIONS

(a)                                  THIS CONVEYANCE IS MADE WITHOUT WARRANTY OF TITLE, EITHER EXPRESS, IMPLIED, STATUTORY OR OTHERWISE, AND WITHOUT RECOURSE, EVEN AS TO THE RETURN OF THE PURCHASE PRICE OR OTHER CONSIDERATION, EXCEPT THAT, SUBJECT TO THE PERMITTED ENCUMBRANCES, ASSIGNOR WARRANTS TITLE TO THE ASSETS AGAINST ALL CLAIMS, LIENS, BURDENS AND ENCUMBRANCES ARISING BY, THROUGH OR UNDER ASSIGNOR, BUT NOT OTHERWISE AND NOT WITH RESPECT TO ANY IMPAIRMENT OR FAILURE OF TITLE RELATED TO ANY LACK OF PRODUCTION IN PAYING QUANTITIES.  THIS CONVEYANCES IS MADE WITH FULL SUBSTITUTION AND SUBROGATION TO ASSIGNEE IN AND TO ALL COVENANTS AND WARRANTIES BY OTHERS HERETOFORE GIVEN OR MADE TO ASSIGNOR WITH RESPECT TO THE ASSETS.

(b)                                  ASSIGNEE ACKNOWLEDGES AND AGREES THAT, EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THE AGREEMENT, NEITHER ASSIGNOR NOR ASSIGNOR’S PARENT MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE WITH RESPECT TO THE COMPANY AND THE ASSETS.  ASSIGNOR, FOR ITSELF AND ITS PARENT, HEREBY EXPRESSLY DISCLAIMS ANY AND ALL REPRESENTATIONS AND WARRANTIES ASSOCIATED WITH THE COMPANY, OR THE ASSETS, EXPRESS, STATUTORY, IMPLIED OR OTHERWISE, INCLUDING ANY REPRESENTATION OR WARRANTY REGARDING:  (A) TITLE (EXCEPT AS PROVIDED IN SECTION VI(a) ABOVE, (B) ANY COSTS, EXPENSES, REVENUES, RECEIPTS, ACCOUNTS RECEIVABLE, OR ACCOUNTS PAYABLE, (C) ANY CONTRACTUAL, ECONOMIC OR FINANCIAL INFORMATION AND DATA ASSOCIATED WITH THE COMPANY, OR THE ASSETS, (D) THE CONTINUED FINANCIAL VIABILITY OR PRODUCTIVITY OF THE COMPANY OR THE ASSETS OR TRANSPORTABILITY OF PRODUCT, (E) THE ENVIRONMENTAL OR PHYSICAL CONDITION OF THE ASSETS, (F) ANY FEDERAL, STATE, LOCAL OR TRIBAL INCOME OR OTHER TAX CONSEQUENCES ASSOCIATED WITH THE COMPANY AND THE ASSETS, (G) THE ABSENCE OF PATENT OR LATENT DEFECTS, (H) THE STATE OF REPAIR OF THE ASSETS, (I) MERCHANTABILITY OR CONFORMITY TO MODELS, (J) ANY RIGHTS OF ANY MEMBER OF

11

ASSIGNEE GROUP UNDER APPROPRIATE LAWS TO CLAIM DIMINUTION OF CONSIDERATION OR RETURN OF THE PURCHASE PRICE, (K) FREEDOM FROM PATENTS, COPYRIGHT OR TRADEMARK INFRINGEMENT, (L) FITNESS FOR A PARTICULAR PURPOSE, AND (M) PRODUCTION RATES, RECOMPLETION OPPORTUNITIES, DECLINE RATES, GAS BALANCING INFORMATION OR THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES OF HYDROCARBONS, IF ANY, ATTRIBUTABLE TO THE ASSETS.

(c)                                  THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR CONTAINED IN THIS CONVEYANCE ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE QUALITY, QUANTITY OR VOLUME OF THE RESERVES, IF ANY, OF OIL, GAS OR OTHER HYDROCARBONS IN OR UNDER THE LEASES, OR THE ENVIRONMENTAL CONDITION OF THE ASSETS.  THE ITEMS OF PERSONAL PROPERTY, EQUIPMENT, IMPROVEMENTS, FIXTURES AND APPURTENANCES CONVEYED AS PART OF THE ASSETS ARE SOLD HEREUNDER “AS IS, WHERE IS, AND WITH ALL FAULTS” AND NO WARRANTIES OR REPRESENTATIONS OF ANY KIND OR CHARACTER, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF QUALITY, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, ARE GIVEN BY OR ON BEHALF OF ASSIGNOR.  IT IS UNDERSTOOD AND AGREED THAT ASSIGNEE HAS INSPECTED THE ASSETS FOR ALL PURPOSES AND HAS SATISFIED ITSELF AS TO THEIR PHYSICAL AND ENVIRONMENTAL CONDITION, BOTH SURFACE AND SUBSURFACE, AND THAT ASSIGNEE ACCEPTS SAME IN ITS “AS IS, WHERE IS AND WITH ALL FAULTS” CONDITION.  ASSIGNEE HEREBY WAIVES ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR CONDITION, OR CONFORMITY TO SAMPLES.

(d)                                  THE EXPRESS REPRESENTATIONS AND WARRANTIES OF ASSIGNOR CONTAINED IN THIS CONVEYANCE ARE EXCLUSIVE AND ARE IN LIEU OF ALL OTHER REPRESENTATIONS AND WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING, WITHOUT LIMITATION, THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 (1870) THROUGH 2548 (1870), AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2476; AND ASSIGNEE EXPRESSLY WAIVES THE WARRANTY OF FITNESS FOR INTENDED PURPOSES OR GUARANTEE AGAINST HIDDEN OR LATENT REDHIBITORY VICES UNDER LOUISIANA LAW, INCLUDING LOUISIANA CIVIL CODE ARTICLES 2520 THROUGH 2548, AND THE WARRANTY IMPOSED BY LOUISIANA CIVIL CODE ARTICLE 2475; ASSIGNEE WAIVES ALL RIGHTS IN REDHIBITION PURSUANT TO LOUISIANA CIVIL CODE ARTICLE 2520, ET SEQ; ASSIGNEE ACKNOWLEDGES THAT THIS EXPRESS WAIVER IS A MATERIAL

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AND INTEGRAL PART OF THIS SALE AND THE CONSIDERATION THEREOF; AND ASSIGNEE ACKNOWLEDGES THAT THIS WAIVER HAS BEEN BROUGHT TO THE ATTENTION OF ASSIGNEE AND EXPLAINED IN DETAIL AND THAT ASSIGNEE HAS VOLUNTARILY AND KNOWINGLY CONSENTED TO THIS WAIVER OF WARRANTY OF FITNESS AND/OR WARRANTY AGAINST REDHIBITORY VICES AND DEFECTS FOR THE ABOVE DESCRIBED PROPERTY.

(e)                                  TO THE EXTENT APPLICABLE TO THE ASSETS OR ANY PORTION THEREOF, ASSIGNEE HEREBY VOLUNTARILY WAIVES THE PROVISIONS OF THE TEXAS DECEPTIVE TRADE PRACTICES ACT (DTPA), CHAPTER 17, SUBCHAPTER E, SECTIONS 17.41 THROUGH 17.63, INCLUSIVE (OTHER THAN SECTION 17.555, WHICH IS NOT WAIVED), TEX. BUS. & COM. CODE, A LAW THAT GIVES CONSUMERS SPECIAL RIGHTS AND PROTECTIONS.  IN ORDER TO EVIDENCE ITS ABILITY TO GRANT SUCH WAIVER, ASSIGNEE HEREBY REPRESENTS AND WARRANTS TO ASSIGNOR THAT IT (i) IS IN THE BUSINESS OF SEEKING OR ACQUIRING, BY PURCHASE OR LEASE, GOODS OR SERVICES FOR COMMERCIAL OR BUSINESS USE; (ii) HAS CONSULTED WITH AN ATTORNEY OF ASSIGNEE’S OWN CHOOSING; (iii) HAS KNOWLEDGE AND EXPERIENCE IN FINANCIAL, BUSINESS AND OIL AND GAS MATTERS THAT ENABLE IT TO EVALUATE THE MERITS AND RISKS OF THE TRANSACTIONS CONTEMPLATED HEREBY; (iv) IS NOT IN A SIGNIFICANTLY DISPARATE BARGAINING POSITION; AND (v) UNDERSTANDS THAT THIS WAIVER IS A MATERIAL AND INTEGRAL PART OF THIS CONVEYANCE AND THE CONSIDERATION THEREOF.  IN ADDITION, ASSIGNEE WAIVES ITS RIGHTS UNDER ALL OTHER CONSUMER PROTECTION STATUTES OF TEXAS OR ANY OTHER STATE APPLICABLE TO THIS TRANSACTION THAT MAY BE WAIVED INCLUDING BUT NOT LIMITED TO THE LOUISIANA UNFAIR TRADE PRACTICES AND CONSUMER PROTECTION LAW, LA. R.S. 51:1402, ET SEQ. (THE “UTPCPL”). ASSIGNEE EXPRESSLY RECOGNIZES THAT THE PURCHASE PRICE FOR WHICH ASSIGNOR HAS AGREED TO PERFORM ITS OBLIGATIONS UNDER THIS CONVEYANCE HAS BEEN PREDICATED UPON THE INAPPLICABILITY OF THE DTPA AND THE UTPCPL, AND THE WAIVER OF ASSIGNEE OF ITS RIGHTS UNDER CONSUMER PROTECTION STATUTES AND ASSIGNEE FURTHER RECOGNIZES THAT ASSIGNOR IN DETERMINING TO PROCEED WITH THE ENTERING INTO OF THIS CONVEYANCE, HAS EXPRESSLY RELIED ON THIS WAIVER AND THE INAPPLICABILITY OF THE DTPA, THE UTPCPL AND THE CONSUMER PROTECTION STATUTES.

(f)                                    ASSIGNEE AGREES TO INDEMNIFY, DEFEND AND HOLD ASSIGNOR, ASSIGNOR’S GROUP AND ASSIGNOR’S EMPLOYEES, OFFICERS AND DIRECTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, DEMANDS, LOSSES, DAMAGES, PUNITIVE DAMAGES, COSTS, EXPENSES, CAUSES OF ACTION OR JUDGMENTS OF ANY KIND OR CHARACTER INCLUDING, WITHOUT LIMITATION, ANY INTEREST, PENALTY, REASONABLE ATTORNEYS’ FEES AND OTHER COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH OR THE DEFENSE THEREOF (COLLECTIVELY THE “CLAIMS”), WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR

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ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO, OR ARISING OUT OF THE ASSUMED OBLIGATIONS.  THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE SOLE OR PARTIAL OR COMPARATIVE OR CONCURRENT OR OTHER FAULT, NEGLIGENCE OR STRICT, PRE-EXISTING OR OTHER LIABILITY ON THE PART OF ASSIGNOR.  ADDITIONALLY, THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE NATURE OF THE OBLIGATIONS OF ASSIGNOR, BE THEY IN TORT, CONTRACT, QUASI-CONTRACT, STATUTORY, OR OTHERWISE.

(g)                                 ASSIGNOR AGREES TO INDEMNIFY, DEFEND AND HOLD ASSIGNEE AND ASSIGNEE’S EMPLOYEES, OFFICERS AND DIRECTORS HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS WITH RESPECT TO ALL LIABILITIES AND OBLIGATIONS OR ALLEGED OR THREATENED LIABILITIES AND OBLIGATIONS CAUSED BY, RELATED TO, ATTRIBUTABLE TO, OR ARISING OUT OF THE RETAINED OBLIGATIONS.  THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE SOLE OR PARTIAL OR COMPARATIVE OR CONCURRENT OR OTHER FAULT, NEGLIGENCE OR STRICT, PRE-EXISTING OR OTHER LIABILITY ON THE PART OF ASSIGNEE.  ADDITIONALLY, THE DEFENSE AND INDEMNITY OBLIGATIONS PROVIDED BY THIS SECTION SHALL APPLY REGARDLESS OF THE NATURE OF THE OBLIGATIONS OF ASSIGNEE, BE THEY IN TORT, CONTRACT, QUASI-CONTRACT, STATUTORY, OR OTHERWISE.

(h)                                 THE PARTIES HERETO BOTH AGREE AND STIPULATE THAT THEY HAVE ACTUAL KNOWLEDGE OF ALL INDEMNITY PROVISIONS HEREIN, THAT THEY ARE FAMILIAR WITH THE EXPRESS NEGLIGENCE TEST, THAT THIS DEFENSE AND INDEMNIFICATION AGREEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE TEST, THAT THE PARTIES CLEARLY INTEND TO TRANSFER THE RISK OF LOSS FOR THE INDEMNITEE’S NEGLIGENCE, FAULT AND OTHER LIABILITIES AND OBLIGATIONS AS SET FORTH ABOVE TO ASSIGNEE, AND THAT THESE INDEMNIFICATION PROVISIONS ARE CONSPICUOUS.

(i)                                    Each Party hereby agrees to indemnify and hold the other harmless from and against any claim for a brokerage or finder’s fee or commission in connection with this Conveyance or the transactions contemplated by this Conveyance to the extent such claim arises from or is attributable to the actions of such indemnifying Party, including, without limitation, any and all losses, damages, punitive damages, attorneys’ fees, costs and expenses of any kind or character arising out of or incurred in connection with any such claim or defending against the same.

(j)                                    The amount of any Claims for which any party is entitled to indemnification under this Conveyance shall be reduced by any corresponding (1)  tax benefit created or

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generated or (2)  insurance proceeds realized by such party if a claim were properly pursued under the relevant insurance arrangements.

(k)                                Each of the Parties expressly waives and agrees not to, and to cause the members of the Assignee Group in the case of Assignee and the members of the Assignor Group in the case of Assignor not to, seek indirect, consequential, punitive or exemplary damages or damages for lost profits of any kind with respect to any dispute arising under, related to, or in connection with this Conveyance or breach hereof (except such damages that are payable to a third party with respect to a third party claim for which any Person is seeking indemnification hereunder).  The Parties agree that no indemnified Person shall be entitled to any such damages under this Conveyance.

(l)                                    Without limiting or enlarging the scope of the indemnification, disclaimer and assumption obligations set forth in this Conveyance, to the fullest extent permitted by Law, an indemnified Person shall be entitled to indemnification hereunder in accordance with the terms hereof, regardless of whether the indemnifiable loss giving rise to any such indemnification obligation is the result of the sole, active, passive, concurrent or comparative negligence, strict liability or other legal fault or violation of any Law of or by any such indemnified Person.  Assignee and Assignor acknowledge that this statement complies with the express negligence rule and is conspicuous.

(m)                              The Parties acknowledge and agree that the provisions of any anti-indemnity statute relating to oilfield services and associated activities shall not be applicable to this Conveyance or the transactions contemplated hereby.

(n)                                 Assignor and Assignee acknowledge that the payment of money, as limited by the terms of this Conveyance and/or the Agreement, shall be adequate compensation for breach of any representation, warranty, covenant or agreement contained herein or for any other claim arising in connection with or with respect to the transactions contemplated in this Conveyance and/or the Agreement.  As the payment of money shall be adequate compensation, Assignee and Assignor waive any right to rescind this Conveyance and/or the Agreement or any of the transactions contemplated by this Conveyance and/or the Agreement.

(o)                                 Any demand for indemnity hereunder shall be made by written notice, together with a written description of any Claims asserted stating the nature and basis of such Claim and, if ascertainable, the amount thereof.  The Party upon whom notice is served shall have a period of twenty (20) days after receipt of such notice within which to respond thereto or, in the case of an underlying demand which requires a shorter time for response, then within such shorter period as specified in such notice (the “Notice Period”).  If the Party upon whom notice is served denies liability or fails to provide the defense for any Claim, the other Party may defend or compromise the Claim as it deems appropriate.  If the Party upon whom notice is served accepts liability and responsibility for the defense of any Claim, it shall so notify the other Party as soon as is practicable prior to the expiration of the Notice Period and undertake the defense or compromise of such Claim with counsel selected by the Party accepting such liability.  If the Party on whom notice is served undertakes the defense or compromise of such Claim, the other Party shall be entitled, at its own expense, to participate in such defense.  No compromise or

15

settlement of any Claim shall be made without reasonable notice to the other Party, and without the prior written approval of the other Party, which approval shall not be unreasonably withheld or delayed.  No such approval shall be withheld if such compromise or settlement includes a general and complete release of the other Party, its successors, assigns, Affiliates and their respective Representatives in respect of the matter, with prejudice, and with no express or written admission of liability on the part of the other Party, its Affiliates and their respective Representatives, and is without cost or liability and has no constraints on the future conduct of its or their respective businesses. Assignee and Assignor acknowledge that their obligations to indemnify, defend and hold the other Party and its Affiliates harmless under this Agreement include obligations to pay the attorneys’ fees and court and arbitral costs incurred by the other Party and its Affiliates in defending said Claims, regardless of the merits of said Claims, where the Party to whom notice is served hereunder denies liability or fails to provide the defense for any said Claim.  Assignor and Assignee shall have the right at all times to participate, at their sole cost, in the preparation for any defense, hearing or trial related to the indemnities set forth in this Agreement, as well as the right to appear on their own behalf or to retain separate counsel to represent them at any such hearing or trial.

VII.  MISCELLANEOUS PROVISIONS

(a)                                  Governing Law.  THIS CONVEYANCE SHALL BE GOVERNED, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF LOUISIANA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS OTHERWISE APPLICABLE TO SUCH DETERMINATIONS.  IN THE EVENT OF ANY DISPUTE WITH RESPECT TO THIS CONVEYANCE, THE RESOLUTION THEREOF SHALL BE SUBJECT TO AND GOVERNED BY THE PROVISIONS OF SECTION 18.2 OF THE AGREEMENT.

(b)                                 Captions.  The captions in this Conveyance are for convenience only and shall not be considered a part of or affect the construction or interpretation of any provision of this Conveyance.

(c)                                  Ejusdem Generis  The word “includes” and “including” and their syntactical variants mean “includes, but not limited to” and its corresponding syntactical variants.  The rule of ejusdem generis may not be invoked to restrict or limit the scope of the general term or phrase followed or proceeded by an enumeration of particular examples.

(d)                                 No Ratification.  Recitation of or reference to any agreement or other instrument in this Conveyance, including its exhibits, does not operate to ratify, confirm, revise, or reinstate the agreement or instrument if it has previously lapsed or expired.

(e)                                  Not to be Construed Against Drafter.  Assignor and Assignee acknowledge that they have read this Conveyance, have had the opportunity to review it with an attorney of their respective choice, and have agreed to all its terms.  Under these circumstances, Assignee and Assignor agree that the rule of construction that a contract be construed against the drafter shall not be applied in interpreting this Conveyance and that in the event of any ambiguity in any of the terms or conditions of this Conveyance, including any exhibits hereto and whether or not

16

placed of record, such ambiguity shall not be construed for or against any party hereto on the basis that such party did or did not author the same.

(f)                                    Waiver of Jury Trial.  ASSIGNOR AND ASSIGNEE DO HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY AND ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, SUIT OR OTHER LEGAL PROCEEDING BASED UPON, ARISING OUT OF OR RELATING TO THIS CONVEYANCE, THE RIGHTS AND OBLIGATIONS UNDER THIS CONVEYANCE OR THE TRANSACTIONS CONTEMPLATED HEREBY.

(g)                                 Express Negligence Rule; Conspicuousness. ASSIGNOR AND ASSIGNEE ACKNOWLEDGE THAT THE PROVISIONS IN THIS CONVEYANCE THAT ARE SET OUT IN ITALICS, IN BOLD, UNDERLINE OR CAPITALS (OR ANY COMBINATION THEREOF) SATISFY THE REQUIREMENTS FOR THE EXPRESS NEGLIGENCE RULE AND/OR ARE CONSPICUOUS.

(h)                                 Counterparts.  This Conveyance may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

(i)                                     Compliance with Laws.  Assignee shall comply with all current and subsequently amended applicable laws, ordinances, rules, and regulations applicable to the Assets and shall promptly obtain and maintain all permits required by governmental authorities in connection with the Assets.

(j)                                     Recognition.  Assignee will take all necessary steps to ensure that Assignee is recognized as the owner of the Assets, as provided herein, by all appropriate parties, including any regulatory commission, body or board or jurisdiction.

(k)                                  Purchase and Sale Agreement. This Conveyance is subject to the terms and conditions of the Agreement.  The Agreement remains in force and effect in accordance with its terms and is not intended to be, and is not, merged into this Conveyance.  In the event of a conflict or inconsistency between the terms and provisions of this Conveyance and the Agreement, the terms of the Agreement shall control.

(l)                                     Further Assurances.  Each of the Parties will execute, acknowledge and deliver to the other such further instruments, and take such other action, as may be reasonably requested in order to more effectively assure to said Party all of the respective properties, rights, titles, interests, estates, and privileges intended to be assigned, delivered or inuring to the benefit of such Party in consummation of the transactions contemplated hereby.  Without limiting the foregoing, in the event Exhibits “A-1” through “A-5” incorrectly or insufficiently describe or reference an interest intended to be conveyed hereby, Assignor agrees to, within twenty (20) days of Assignor’s receipt of Assignee’s written request, together with supporting documentation satisfactory to Assignor, correct such Exhibit and/or execute an amended assignment or other appropriate instruments necessary to transfer the property or interest intended to be conveyed hereby to Assignee.

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(m)                               Exhibits.  All exhibits and schedules attached to this Conveyance, and the terms of those exhibits and schedules which are referred to in this Conveyance, are made a part hereof and incorporated herein by reference.  References in such exhibits or schedules to instruments on file in the public records are made for all purposes.  Unless provided otherwise, all recording references in such exhibits or schedules are to the appropriate records of the County/Parish or Counties/Parishes in which the Assets are located.

(n)                                 Unenforceability.  If any provision of this Conveyance is found by a court of competent jurisdiction to be invalid or unenforceable, that provision will be deemed modified to the extent necessary to make it valid and enforceable, and if it cannot be so modified, it shall be deemed deleted and the remainder of the Conveyance shall continue and remain in full force and effect.

(o)                                 Covenants Running with the Land.  All the terms, provisions, covenants, obligations, indemnities, representations, warranties and conditions of this Conveyance shall be covenants running with the land and shall inure to the benefit of and be binding upon, and shall be enforceable by, the parties hereto and their respective successors and assigns, subject to the requirements of this Section VII(o).  Any subsequent transfer of all or any part of the Assets conveyed and assigned herein shall be made expressly subject to the terms and provisions of this Conveyance and the Agreement.  In the event Assignee sells, assigns or otherwise transfers all or a portion of the Assets, (i) this Conveyance and the Agreement shall remain in effect between Assignee and Assignor as to all the Assets regardless of such sale, assignment or transfer (and Assignee shall not be thereby released, but shall remain obligated hereunder), (ii) Assignee shall require its successors and assigns expressly to assume its duties, responsibilities and obligations under this Conveyance and the Agreement, to the extent related or applicable to the Assets or the portion thereof acquired by them, but such assumption shall not release Assignee from any such assumed obligations, and (iii) Assignee shall obtain Assignor’s prior written consent.  Any sale, assignment or other transfer of the Leases or other Assets shall also contain such other language as is necessary to satisfy the terms and provisions of such Leases or the agreements applicable to such Assets.

(p)                                 Notices.  Except as otherwise expressly provided herein, all communications required or permitted under this Conveyance shall be in writing and may be given by personal delivery, facsimile, US mail (postage prepaid), or commercial delivery service, and any communication hereunder shall be deemed to have been duly given and received when actually delivered to the address of the Parties to be notified as set forth below and addressed as follows:

If to Assignor, as follows:

NGS Sub. Corp.
2500 City West Blvd, Suite 1300
Houston, Texas 77042
Attention: Robert S. Herlin, President
Facsimile:	713-935-0199
Confirm:	713-935-0122

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With a copy to:

Mark A. Mathews
Adams and Reese LLP
4400 One Houston Center
1221 McKinney
Houston, Texas 77010
Facsimile:	713-652-5152
Confirm:	713-652-5151

If to Assignee, as follows:

MWM Energy, LLC
114 30th Avenue South
Nashville, Tennessee 37212
Attention: Stephen F. Moore, CEO
Facsimile:	615-340-5391
Confirm:	615-340-5389

With copies to:

Gary Wadkins
5100 Sweetbriar Lane, Suite 121
Tyler, Texas 75703
Facsimile:	903-534-6005
Confirm:	903-534-2944

RR Advisors, LLC
21 Waterway, Suite 300
The Woodlands, Texas 77380
Attention:	W. Mark Meyer
Facsimile:	214-871-8644
Confirm:	832-287-8523

Charles Robert Bone
Bone McAllester Norton PLLC
511 Union Street, Suite 1600
Nashville, Tennessee 37219
Facsimile:	615-238-6301
Confirm:	615-238-6301

Provided, however, that any notice required or permitted under this Conveyance will be effective if given verbally within the time provided, so long as such verbal notice is followed by written notice thereof in the manner provided herein within twenty-four (24) hours following the end of such time period.  Any Party may, by written notice so delivered to the other, change the address to which delivery shall thereafter be made.

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(q)                                 Filing and Recording of Assignments, etc.  Assignee shall be solely responsible for all filings and the prompt recording of assignments and other documents related to the transfer of the Assets as contemplated hereunder, including but not limited to this Conveyance, and for all fees connected therewith, and Assignee shall furnish certified copies of all such filed and/or recorded documents to Assignor.  Assignor shall not be responsible for any loss to Assignee because of Assignee’s failure to file or record documents, including but not limited to this Conveyance, correctly or promptly.  Assignee shall promptly file all appropriate forms, declarations or bonds with federal and state agencies relative to its assumption of operations and Assignor shall cooperate with Assignee in connection with such filings.  Assignee shall also comply with all notice provisions contained in the Leases or otherwise applicable to the transfer of the Assets.

TO HAVE AND TO HOLD unto Assignee, its successors and assigns, forever.

IN WITNESS WHEREOF, the undersigned have executed this instrument on the dates of the respective acknowledgments annexed hereto, but effective as of the above-stated Effective Time.

ASSIGNOR:
NGS SUB. CORP.

By:

Title:

ASSIGNEE:
MWM ENERGY, LLC

By:

Title:

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STATE OF TEXAS

COUNTY OF HARRIS

On this         day of March, 2008, before me personally appeared                                             , to me personally known, who, being by me duly sworn, did say that he is the                                     of NGS SUB. CORP., a Delaware corporation and that the foregoing instrument was signed and delivered on behalf of such corporation and that he acknowledged the instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public in and for the State of Texas

STATE OF TEXAS

COUNTY OF HARRIS

On this            day of March, 2008, before me personally came and appeared                                              to me known, who, being by me duly sworn, did say that he is the                                  of MWM Energy, LLC, a Texas limited liability company, that he signed the foregoing instrument on behalf of said limited liability company and as the free act and deed of said limited liability company.

IN WITNESS WHEREOF, I hereunto set my hand and official seal.

Notary Public in and for the State of Texas.

21

Exhibit “A-1”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

LEASES

Being the following oil and gas leases described in that certain Act of Sale and Assignment dated September 2, 2004 from Atkins Production, Inc., et al to NGS Sub. Corp., as recorded in Book 291, Page 179 of the Conveyance Records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:

1.                                       Oil, gas and mineral lease executed by William E. Zimmerman in favor of W.S. Ezell of date April 18, 1925, recorded at Oil and Gas Lease Book 3, Page 14, Registry 1333 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property, to-wit: The Northeast Quarter of the Southwest Quarter of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

Lexington – Zimmerman #1 – 100’ North and 226’ West from the SE Corner of NE/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #2 – 440’ North and 100’ West from the SE Corner of NE/4 of SW/4 of Section 25, Township10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #3 – 669’ North and 115’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #4– 490’North and 290’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #5– 327’ North and 430’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #6– 100’ North and 630’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #7– 300’ North and 630’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

1

Lexington – Zimmerman #8– 387’ North and 788’ West from the SE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana

Lexington – Zimmerman #14– 505’ South and 1217’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #15– 345’ South and 1095’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #16– 100’ South and 1135’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #17– 258’ South and 552’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

Lexington – Zimmerman #18– 245’ South and 300’ West from the NE corner of NE/4 of SW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana

2.                                  (Hardtner “A” Lease) Oil, gas and mineral lease executed by the Urania Lumber Company in favor of Southern Carbon Company of date January 23, 1923, and recorded at Oil and Gas Lease Book 2, Page 449, Registry 069784 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property to-wit: The Southeast Quarter of the Southeast Quarter of Section 7, Township 10 North, Range 2 East, LaSalle Parish, Louisiana.

3.                                  (Hardtner “C” Lease) Oil, gas and mineral lease executed by the Urania Lumber Company in favor of S.M. Collins and A. Gibbons of date November 27, 1922, recorded at Oil and Gas Lease Book 2, Page 18, Registry 06608 of the records of LaSalle Parish, Louisiana, insofar as the said lease covers the following described property, to-wit: That portion of the Northwest Quarter of the Northeast Quarter of Section 18, Township 10 North, Range 2 East, lying south and east of the Iron Mountain Railway Company railroad.

4.                                       (Urania A, B, C and Hardtner-Edenborn lease) Oil, gas and mineral lease executed by Q.T. Hardtner, Jr., et al, in favor of Ed Alexander of date October 26, 1972, recorded at Oil and Gas Lease Book 36, Page 392, Registry 91253 of the records of LaSalle Parish, Louisiana, insofar as the above described lease covers the following described property, to-wit:

2

Township 10 North – Range 2 East

Section 19:

NE/4 of NW/4 of NE/4;

NW/4 of SE/4 of NW/4 of NE/4;

SE/4 of SE/4 of NW/4 of NE/4;

NW/4 of SW/4 of NE/4;

NW/4 of NE/4 of NW/4 of SE/4;

NE/4 of NE/4 of NW/4 of SE/4;

SE/4 of NE/4 of NW/4 of SE/4;

SW/4 of SW/4 of NW/4 of E/4;

S/2 of NW/4 of SE/4 of NE/4;

SW/4 of NE/4 of SE/4 of NE/4;

NE/4 of SW/4 of NE/4 of SE/4;

E/2 of SW/4 of NE/4;

SW/4 of SE/4 of NW/4 of NE/4;

NW/4 of SW/4 of NE/4 of SE/4;

NE/4 of SW/4 less the NW/4;

NW/4 of NW/4 of SE/4 of SW/4;

SW/4 of SE/4 of NW/4 of NE/4.

5.                                  (New Pendarvis lease) Oil, gas and mineral lease from W.P. Pendarvis in favor of M.H. O’Hara, W.B. Letson, W.T. Murray, and W.L. Fort, dated August 16, 1923, recorded at Oil and Gas Lease Book 2, Page 74 of the records of LaSalle Parish, Louisiana, insofar and only insofar as the said lease covers and applies from the surface of the earth to 100’ below the top of the Wilcox Group, and insofar and only insofar as the above described lease covers and affects one acre in the form of a square around the following wells:

Monroe Well Service – La. Petr. Assoc. - W.P. Pendarvis No. I – SN 193828 – located 145’ N and 415’ W from South Quarter Corner of Section 26, T10N – R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 2 – SN 193829 – located 345’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 3 – SN 193830 – located 545’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 4 – SN 193831 – located 745’ N and 415’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 5 – SN 193832 – located 790’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

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Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 6 – SN 193833 – located 590’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1 E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 7 – SN 193834 – located 390’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 8 – SN 193835 – located 190’ N and 215’ W from South Quarter Corner of Section 26, T10N-R1 E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 10 – SN 193837 – located 435.14’ N and 15’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 11 – SN 193838 – located 635.14’ N and 15’ W from South Quarter Corner of Section 26, T10N-R1E, LaSalle Parish, Louisiana.

Monroe Well Service – La. Petr. Assoc. – W.P. Pendarvis No. 12 – SN 194758 – located 345’ N and 170’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service – Beaver – Pendarvis No. I – (SN 193250) – located 1218’ N and 369’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service – Beaver – Pendarvis No. 2 – (SN 193251) – located 1218’ N and 169’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 3 - (SN 193252) - located 818’ N and 320’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 4 - (SN 193253) - located 618’ N and 411’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 6 - (SN 193255) - located 100’ N and 301’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 7 - (SN 194757) - located 444’ N and 345’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 9 - (SN 194759) - located 545’ N and 165’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 10 - (SN 194760) - located 765’ N and 140’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 11 - (SN 194761) - located 970’ N and 175’ E from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

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Monroe Well Service - Beaver - Pendarvis No. 12 - (SN 194762) - located 870’ N and 30’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 13 - (SN 194763) - located 1085’ N and 8’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

Monroe Well Service - Beaver - Pendarvis No. 14 - (SN 194764) - located 1020’ N and 200’ W from the S/Q/C of Sec. 26, T10N, R1E, LaSalle Parish, Louisiana.

6.                                  (Old Pendarvis lease) Oil, gas and mineral lease from W.P. Pendarvis in favor of M.H. O’Hara, W.B. Letson, W.T. Murray, and W.L. Fort, dated August 16, 1923, recorded at Oil and Gas Lease Book 2, Page 74 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers and affects one acre in the form of a square around each of the following wells:

Pendarvis No. 3 - SN 010281 - located 640’ N and 712’ W from SE/C of SW/4 of SE/4 of Section 26, T1ON - R1E, LaSalle Parish, Louisiana

Pendarvis No. 4 - SN 010331 - located 85’ N and 827’ W from SE/C of SW/4 of SE/4 of Section 26, T1ON - RIE, LaSalle Parish, Louisiana

7.                                  Oil, gas and mineral lease dated May 24, 1979, recorded in Oil and Gas Book 43, Page 750, Registry 142221 of the records of LaSalle Parish, Louisiana, executed by Missouri Pacific Railroad, Lessor, in favor of Charles B. Bice, Lessee; insofar and only insofar as said lease covers and affects the following:

SSS Mopac No. 8, (SN 183703), located in the center of Lot 10 Block 1 of the original Town of Tullos, being 356’ North and 17’ West from the East Quarter Corner of Section 26 Township 10 North, Range 1 West.

8.                                 Oil, Gas and Mineral Lease from Tremont Lumber Company to Jackie D. Nelson, dated May 20, 1968, recorded in Oil and Gas Book 31, Page 729, insofar as said lease covers the Southwest Quarter of Northwest Quarter of Section 30, Township 10 North, Range 2 East, LaSalle Parish, Louisiana, from the ground to the base of the Wilcox Formation.

9.                                 Oil, Gas and Mineral Lease dated November 5, 1975, recorded November 11, 1975, in Oil, Gas and Mineral Lease Record Book 67, Page 367, records of Winn Parish, Louisiana, executed by C.S. Meredith, et al, Lessors, unto J.B. Stafford, Lessee, covering and affecting:

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Southeast Quarter of Northwest Quarter (SE/4 of NW/4), Section 6, Township 10 North, Range 1 East, Winn Parish, Louisiana, and INSOFAR as said lease covers and affects down to the base of the Wilcox, together with a like interest in all oil and/or gas well located upon said lease.

10.                                 Oil, Gas and Mineral Lease executed by C.S. Meredith, curator for Betty Lou Meredith to and in favor of Atkins Production, Inc., a Louisiana Corporation, dated May 15, 1989, recorded in Conveyance Book 124 at Page 66, records of Winn Parish, Louisiana covering and affecting the following described property, to-wit:

The Southeast Quarter of Northwest Quarter of Section 6, Township 10 North, Range 1 East, Winn Parish, Louisiana.

11.                               Oil, Gas and Mineral Lease executed by Monroe Well Service, Delaware to and in favor of SSM Partnership, dated June 21, 1990, recorded in Conveyance Book 127 at Page 636 records of Winn Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers and affects one acre in the from of a square (with the well in the center thereof) around each of the following 8 wells in the NW/4 of Section 5, Township 10 North, Range 1 East, Winn Parish, Louisiana.

SSS Drilling Asso. Tremont No. 1 – SN 182799 – located 940’ N and 100’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 2 – SN 182800 – located 1021’ N and 451’ E from the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 3 – SN 182801 – located 920’ N and 77’ E of the SW corner of the SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 4 – SN 182802 – located 620’ N and 855’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 5 – SN 182803 – located 294’ N and 895” E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 6 – SN 182804 – located 104’ N and 821’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 7 – SN 182805 – located 105’ N and 1020’ E of the SW corner of SW/4 of NW/4 of said Section 5

SSS Drilling Asso. Tremont No. 8 – SN 184928 – located 100’N and 517’ E of the SW corner of SW/4 of NW/4 of said Section 5 being 8 acres situated in the South half of the NW/4 of Section 5, T1ON, R1E.

12.                            (Old Universal D lease) Oil, Gas and Mineral Lease dated October 22, 1943 from Urania Lumber Company in Favor of M&W Oil Company, which lease is recorded in Book 11 at Page 284 of the conveyance records of LaSalle Parish, Louisiana and covers:

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One acre in the form of a square (with the well as the center thereof) around each of the following three wells; the SSM – Urania Lumber Company #D-1 Well, SN 115191, located 100 feet South and 100 feet West of the Northeast Corner of the SE/4 of NE/4 of NE/4, Section 24, TI ON – R1E; SSM – Urania Lumber Company #D-2 Well, SN 115192, located 100 feet South and 540 feet West of the Northeast Corner of the NE/4 of NE/4 of said Section 24, SSM-Urania Lumber Company D-3 well, SN 115468, being three acres situated in the SE/4 of NE/4 of NE/4, Section 24 T1 ON – R1E, LaSalle Parish, Louisiana, and INSOFAR as said lease covers a depth down to 1600 feet

13.                            (Old Universal C lease) Oil, Gas and Mineral Lease dated June 12, 1941 from the Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron, which lease is recorded in Book 9 at Page 249 of the conveyance records of LaSalle Parish, Louisiana and covers:

One acre in the form of a square (with the well as the center thereof) around each of the following three wells; SSM – Urania Lumber Company #C-2 Well, SN 115773, located 100 feet North and 100 feet East of the Southwest corner of the NW/4 of NW/4 of NW/4 Section 19, T1ON – R2E; SSM- Urania Lumber Company#C-5 Well, SN 115986, located 340 feet South and 100 feet East of the Northwest Corner of said Section 19, C-4 well, SN 116282, being three acres situated in the NW/4 of NW/4 of NW/4, Section 19, T1ON – R2E, LaSalle Parish, Louisiana and INSOFAR as said lease covers a depth down to 1600’

14.                            (Old Universal A lease) Oil, Gas and Mineral lease dated October 22, 1943 from the Urania Lumber Company in favor of M&W Oil Company, which lease is recorded in Book 11 at Page 284 of the conveyance records of LaSalle Parish, Louisiana and covers:

One acre in the form of a square (with the well as the center thereof) around each of the following wells; SSM – Urania Lumber Company #A-2 Well, SN 114278, located 545 feet South and 545 feet West of the Northeast Corner of Section 24, T1ON-R1E; SSM – Urania Lumber Company #A-2 Well SN 114442, located 300 feet West and 100 feet North of the Southeast Corner of the NE/4 of NE/4 of NE/4 of said Section 24; SSM – Urania Lumber Company 14A-5 Well SN 114534 located 345 feet South and 100 feet West of the Northeast Corner of said Section 24, being three acres situated in the NE/4 of NE/4 of NE/4, Section 24, TION-R1E, LaSalle Parish, Louisiana and INSOFAR as said lease covers a depth down to 1600 feet

15.                            (MDP Lease) Lease dated September 28, 1949, recorded in Oil and Gas Lease Book 14, Page 127, records of LaSalle Parish, Louisiana, executed by Walter Herbert,

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Lessor, in favor of John T. Cupples, Lessee, INSOFAR and ONLY INSOFAR as said lease covers and effects:

Lot 3 of Block 2, Original Town of Tullos, containing the Monroe Drilling Maxwell No. 1 well, Serial Number 179671, Monroe Drilling Maxwell No. 2 well, SN 179672 located 174 feet North and 359 feet West from the East Quarter Corner of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana, and Lot 5 of Block 2, Original Town of Tullos, containing the Monroe Drilling Maxwell No. 2 well, SN 179672 North and 424 feet West from the East Quarter Corner of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

16.                            (Shemen SWD) Oil, Gas and Mineral Lease executed by Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron of date June 12, 1941, recorded at Oil and Gas Lease Book 9, Page 249 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

Urania Lumber Co., SWD #1, SN-971328, 100’ S of NE/C Section 24, T10N, R1E

17.                           Oil, Gas and Mineral Lease executed by the Urania Lumber Company in favor of M&W Oil Company of date October 22, 1943, recorded at Oil and Gas Lease Book 11, Page 284 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

(Urania Lumber Co. – Shemen lease)

Monroe Well Service – Shemen – Urania Lumber Co. No. 1 - (SN 191712) – located 362’ N and 507’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania Lumber Co. No. 2 - (SN 191713) – located 162’ N and 507’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania Lumber Co. No. 3 (SN 191714) – located 362’ N and 307’ W from the SE/C of NE/4 of NE/4 of Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

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(Urania A – Shemen lease)

Monroe Well Service – Shemen – Urania “A” No. 1 - (SN 191709) – located 559’ S and 78’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “A” No. 2 - (SN 191784) – located 369’ S and 351’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “A” No. 6 - (SN 191788) – located 131’ S and 100’ W from the NE/C Section 24, T 10 N, R 1 E, LaSalle Parish, Louisiana

18.                            Oil, Gas and Mineral Lease executed by the Urania Lumber Company in favor of Willis C. Martin and M.E. Waldron of date June 12, 1941, recorded at Oil and Gas Lease Book 9, Page 249 of the records of LaSalle Parish, Louisiana, INSOFAR AND ONLY INSOFAR as said lease covers a depth from the surface of the Earth down to a depth of 1600 feet, and INSOFAR AND ONLY INSOFAR as the above described lease covers and affects one acre in the form of a square around the following wells:

Monroe Well Service – Shemen – Urania “C” No. 1 (SN 191783) – located 131’ S and 100’ E from the NW/C Section 19, T 10 N, R 2 E, LaSalle Parish, Louisiana

Monroe Well Service – Shemen – Urania “C” No 2 - (SN 191779) – located 359’ S and 302’ E from the NW/C Section 19, T 10 N, R 2 E, LaSalle Parish, Louisiana

19.                            (LPO) Oil, Gas and Mineral Lease executed by Louisiana Pacific Corporation to and in favor of Atkins Production, Inc., dated February 27, 1990, recorded under file number 144131 in Conveyance Book 174, Page 631 of the records of LaSalle Parish, Louisiana. Covering and affecting the following property as described:

Northeast Quarter of Northeast Quarter of Section 13, Township 10 North, Range 1 East

20.                            (LPO) Oil, Gas and Mineral Lease executed by William Dows Blake, et al, to and in favor of Atkins Production, Inc., dated February 1, 1990, recorded under file number 144130 in Conveyance Book 174, Page 628 of the records of LaSalle Parish, Louisiana. Covering and affecting the following property as described:

Northeast Quarter of the Northeast Quarter (NE/4 of NE/4), Section 13, Township 10 North, Range 1 East.

21.                            (Silver City SWD) Urania E SWD #1, Serial #971269, located 192’ South and 1210’ East from the Center of Section 19, TI ON, R2E, LaSalle Parish, Louisiana, along with all related Salt Water Disposal Equipment.

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Hartner A SWD #1, Serial #971237, located 374’ North and 998’ West from the SE corner of Section 7, T1ON, R2E, LaSalle Parish, Louisiana.

22.                                 (WP Pendarvis-La Petro lease) Pendarvis SWD Well #1, Serial #971428, located in Section 26, T1ON, RIE, LaSalle Parish, Louisiana

23.                            (Miles Heirs and Miles Essex leases) That certain oil, gas and mineral lease executed by D.F. Miles, et al, in favor of Essex Drilling Co., Inc., dated February 14, 1984, as recorded in Oil and Gas Lease Book 61 at Page 302 of the records of LaSalle Parish, Louisiana;

That certain oil, gas and mineral lease executed by D.F. Miles, et al, in favor of Essex Drilling Co., Inc., dated March 22, 1984, as recorded in Oil and Gas Lease Book 61 at Page 405 of the records of LaSalle Parish, Louisiana;

That certain oil, gas and mineral lease executed by William J. Miles, et al, in favor of Essex Drilling Co., Inc., dated as per acts recorded in Oil and Gas Lease Book 60, Pages 688 and 733; and Oil and Gas Lease Book 61, Pages 39, 41, 43, 45, 47, 49, 51, 53, 55, 57, 185, 187, 189, 242 and 260 of the records of LaSalle Parish, Louisiana;

Insofar as said leases cover and affect the following described lands in LaSalle Parish, Louisiana, to-wit:

Begin at the NE Corner of the NW/4 of NW/4 of Section 25, T10N, R1E, and run thence South 0 degrees 12’ West 533.9 feet for the point of beginning; run thence South 0 degrees 12’ West 376 feet; run thence north 87 degrees 41’ West 391.7 feet to an iron pipe in the center of the Columbia-Alexandria Road; run thence South 38 degrees 28’ West 278.5 feet to an iron pipe in the center of said road; run thence north 61 degrees 37’ West 29 feet to an iron pipe on an old rail fence line on the property line of F.J. Miles; run north 16 degrees 44’ East 402 feet to an iron pipe; run thence north 51 degrees 58’ West 10 feet to an iron pipe; run thence North 16 degrees 44’ East 184 feet to an iron pipe on the line of the old Kendrick Gin Lot; run thence North 89 degrees 25’ East 424.7 feet to the point of beginning.

That certain oil, gas and mineral lease dated August 25, 1983, from William Julious Miles to Essex Drilling Co., Inc., as recorded in Oil and Gas Lease Book 60 at Page 688 of the records of LaSalle Parish, Louisiana;

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That certain oil, gas and mineral lease dated September 6, 1983, from Edna Miles Gatherer and Lillie Mae Miles Little to Essex Drilling Co., Inc., as recorded in Oil and Gas Lease Book 60 at Page 733 of the records of LaSalle Parish, Louisiana. Co-Lessors’ Agreements identified with the Edna Miles Gatherer, et al. Lease as recorded in Oil and Gas Lease Book 61 at Pages 39, 41, 43, 45, 47, 49, 51, 53, 55, 57, 185, 187, 189, 242 and 260;

Insofar as said leases cover and affect the following described lands in LaSalle Parish, Louisiana, to-wit:

A tract of land in the W/2 NW/4 of Section 25, Township 10 North, Range 1 East, described as beginning at the SWC of lands owned by W.T. Bass on the East side of the Missouri Pacific right-of-way, running South along the right-of-way 224 yards, run thence East 106 yards, run thence North 224 yards to the SEC of the W.T. Bass, run thence West 106 yards to the point of beginning.

Oil, gas and mineral lease dated August 16, 1983, from Frank Doughty, Chairman of the Board for the LaSalle State Bank in Favor of Russell A, Flowers, husband of Sally Ann Flowers, as recorded in Oil and Gas Lease Book 60 at Page 745 of the records of LaSalle Parish, Louisiana

Insofar as said lease covers the following described lands in LaSalle Parish, Louisiana, to-wit:

Lots 1, 2, 3 and 4 of Block 2, and Lot 4 of Block 12 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana, or 728 West and 803 North from SEC of SW/4 NW/4 of Section 25, Township 10 North, Range I East, LaSalle Parish, Louisiana.

Being the following Oil, Gas and Mineral Leases described in that certain Assignment of Oil, Gas and Mineral Leases dated December 28, 2004 from Atkins Production, Inc. to Natural Gas Systems Corporation, as recorded in Conveyance Book 294, Page 455 of the records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:,

24.                                 Oil, Gas and Mineral lease executed by Southern Heritage Bank in favor of Atkins Production, Inc. dated October 8, 2004, recorded at Conveyance Book 292, Page 99 of the records of LaSalle Parish, Louisiana

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Oil, Gas and Mineral Lease executed by the Town of Tullos in favor of Atkins Production, Inc. as recorded December 9, 2004 at Conveyance Book 293, Page 330 of the records of LaSalle Parish, Louisiana.

Insofar as said leases cover and affect Lots 1, 2, 3 and 4 of Block 2 and Lot 4 of Block 12 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana.

Being the following Oil, Gas and Mineral Leases described in that certain Assignment of Oil, Gas and Mineral Leases dated June 22, 2005 from Atkins Production, Inc. to NGS SUB. Corp. as recorded under Registry Number 191278 and in Conveyance Book 149, Page 438 of the records of Winn Parish, Louisiana, more fully described as follows, to-wit:

25.                                 Oil, Gas and Mineral Lease dated May 23, 2005 from Cornelia Pray, et al to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 424 of the records of Winn Parish, Louisiana

26.                                 Oil, Gas and Mineral Lease dated May 23, 2005 from Priscilla Long Bedgood to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 428 of the records of Winn Parish, Louisiana

27.                                 Oil, Gas and Mineral Lease dated May 23, 2005 from Cynthia Brown Beauchamp to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 432 of the records of Winn Parish, Louisiana

28.                                 Oil, Gas and Mineral Lease dated March 22, 2005 from Brandon R. Hawkins and Brandy Coburn Hawkins to Atkins Production, Inc., as recorded in Conveyance Book 149, Page 436 of the records of Winn Parish, Louisiana

Being the following oil and gas leases described in that certain Act of Sale and Assignment dated February 1, 2005 from Chadco, Inc., et al to NGS Sub. Corp., as recorded in Book 294, Page 333 of the Conveyance Records of LaSalle Parish, Louisiana, more fully described as follows, to-wit:

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29.                                 Oil, gas and mineral lease executed by William C. Pringle, et al, in favor of E.R. Waller dated August 26, 1936, recorded in Oil and Gas Lease Book W, Page 449-A, Registry #23478, records of LaSalle Parish, Louisiana, covering lands in Lot 15, Section 26, Township 10 North, Range I East, LaSalle Parish, Louisiana.

30.                                 Oil, gas and mineral lease executed by Russell A. Flowers, et ux, in favor of Sara Productions, dated June 6, 1995, recorded in Conveyance Book 220, Page 252, Registry #159489, records of LaSalle Parish, Louisiana, covering the following described property, to-wit:

Section 26, Township 10 North, Range 1 East

Lot 4, Block 10, original Town of Tullos, in the NE/4 of SE/4.

Lot 1 of Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the Original Town of Tullos, in the NE/4 of SE/4.

Lot 2 of the Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the original Town of Tullos, in the NE/4 of the SE/4.

Lot 3 of the Russell Flowers Subdivision being a re-subdivision of Lot 3 of Block 13 of the original Town of Tullos, in the NE/4 of the SE/4.

Lot 4 of the Russell Flowers Subdivision, in the SE/4 of the SE/4.

Lot 5 of the Russell Flowers Subdivision, in the SE/4 of the SE/4.

31.                            Oil, gas and mineral lease executed by The Urania Lumber Co. Ltd., in favor of Southern Carbon Company, dated January 23, 1923, recorded in Oil and Gas Lease Book 2, Page 449, Registry #6978, records of LaSalle Parish, Louisiana, as the said lease covers the following described property, to-wit:

The specific acreage in the SE/4 of SE/4, of Section 7, Township 10 North, Range 2 East, LaSalle Parish, Louisiana.

INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS ONE (1) ACRE IN A SQUARE SURROUNDING THE FOLLOWING WELLS, TO-WIT:

Hardtner A No. 3, SN186514; located 270’ N & 516’W from SE corner of Sec. 7

Hardtner A No. 4, SN186515; located 105’ N & 630’ W from SE corner of Sec. 7

Hardtner A No. 5, SN186516; located 320’ N & 305’ W from SE corner of Sec. 7

Hardtner A No. 6, SN186517; located 105’ N & 206’ W from SE corner of Sec. 7

Hardtner A No. 11, SN187940; located 670’ N & 500’ W from SE corner of Sec.7

Hardtner A No. 12, SN187871; located 670’ N & 702’W from SE corner of Sec. 7

Hardtner A No. 13, SN187872 located 275’ N & 740’ W from SE corner of Sec 7.

Hardtner A No. 15, SN187874; located 862’ N & 452’ W from SE corner of Sec.7

Hardtner A No. 16, SN187875 located 618’ N & 897’ W from SE corner of Sec. 7

Hardtner A No. 17, SN187876; loc. 395’ N & 908’ W from SE corner of Sec 7

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Hardtner A No. 18, SN187877; loc. 217’ N & 1001’ W from SE corner of Sec. 7

Hardtner A No. 28, SN188202; loc. 100’ N & 1167’ W from SE corner of Sec. 7

32.                                 Oil, gas and mineral lease executed by Willie Green Bradford, et ux, in favor of Russell A. Flowers, dated May 18, 1981, recorded in Oil and Gas Lease Book 48, Page 703, Registry #114379, records of LaSalle Parish, Louisiana, covering lands in the SE/4 of the SE/4 of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

33.                                 Oil, gas and mineral lease executed by Board of Levee Commissioners Tensas Basin Levee District, in favor of Max W. Maxwell dba M & M Oil Properties, dated May 19, 1969, recorded in Oil and Gas Lease Book 32, Page 683, Registry #8289, records of LaSalle Parish, Louisiana, the following described property located in the NW/4 of NE/4, of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR AS the said lease covers and affects one (1) acre in the form of a square (with the well as the center hereof) around the following drillsite locations:

Tensas Basin Levee District No. 1, SN134605; located 345’ S 380’ E of NW corner of NW/4 of NE/4 of Section 26, Township10 North, Range I East, LaSalle Parish, Louisiana.

Tensas Basin Levee District No. 3, SN 178732; located 120’ S & 180’ E from NW corner of Section 26, Township10 North, Range 1 East, LaSalle Parish, Louisiana.

Tensas Basin Levee District SWD No.2, SN990623; located 196’ South & 113’ East of NW/C of the NW/4 of NE/4 of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

34.                     Oil, gas and mineral lease executed by Tremont Lumber Company, in favor of Arkansas Fuel Oil Company, dated May 1, 1947, recorded in Oil and Gas Lease Book 13, Page 88, records of LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR as the following wells on a sub-lease 100’ in a circle around each:

Tremont B. No. 1, SN187623; located 189.9’ FNL & 892.8’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 3, SN187822; located 307.2’ FNL & 27.1’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, LaTremont B. No. 4, SN187824; located 404’ FNL & 405.2’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

14

Tremont B. No. 5, SN188181; located 1131’ FEL & 604’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 6, SN189535; located 678.8’ NWL & 420.2’ FSL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. SWD No. 1, SN187820; located 193.3’ FNL & 889.3’ FEL of SW/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 7, SN189696; located 1276’ FEL & 1022’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 8, SN 191205; located 443’ FEL & 109’ FNL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 9, SN 191207; located 202.1’ FNL & 355.4’ FWL of SE/4 of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 10, SN178262; located 656’ North & 471’ East of SW/C of NE/4 of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 12, SN182291; located 382’ South and 100’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 13, SN182292; located 321’ South & 356’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 14, SN 182295; located 383’ South & 546’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 15, SN182296; located 100’ South & 200’ East of NW/C of NE/4 of NE/4, of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La

Tremont B. No. 16, SN183884; located 378’ South & 749’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

Tremont B. No. 17, SN183885; located 210’ South & 863’ West of NE/C of Section 25, Township 10 North, Range 1, East, LaSalle Parish, La.

35.                                 Oil, gas and mineral lease executed by Roberta Stewart Taylor, in favor of Russell Flowers, dated October 7, 1991, recorded in Conveyance Book 190, Page 195, Registry #149263 records of LaSalle Parish, Louisiana covering lands located in Lot 15 of the original Town of Tullos, Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

36.                               Oil, gas and mineral lease executed by Southern Heritage Bank, in favor of Marvin Douglas Murphrey, dated October 18, 1993, recorded in Conveyance Book 206, Page 280, Registry #154486, records of LaSalle Parish, Louisiana, covering Lots 2, 3 and 4 of Block 6 of the Russell addition to Tullos, Louisiana, and a strip of land adjacent thereto located in the SE/C of Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

15

37.                               Oil, gas and mineral lease executed by Anadarko Land Corp., et al, in favor of Chadco, Inc., dated February 1, 2003, recorded in Conveyance Book 278, Page 318, Registry #187644, records of LaSalle Parish, Louisiana, covering the following described property, to-wit:

Township 10 North, Range 1 East, Section 26:

Lots 8, 10 and 12 of Block 17, Town of Tullos, LaSalle Parish, Louisiana. Lots 2, 6, 8 and 10 of Block 20, Town of Tullos, LaSalle Parish, Louisiana.

38.                               Oil, gas and mineral lease executed by Lane Capps, et al, in favor of Chadco, Inc., dated May 28, 2004, recorded in Oil and Gas Lease Book 289, Page 496, Registry #193577, records of LaSalle Parish, Louisiana, covering the following described property, to-wit: One (1) acre, more or less, located in the original Town of Tullos, situated in Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

39.                               Oil, gas and mineral lease executed by Tremont Lumber Company, in favor of Arthur W. Sour, Jr., dated May 31, 1966, recorded in Oil and Gas Lease Book 28, Page 553, Registry #75957, records of LaSalle Parish, Louisiana, covering lands in Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana,

INSOFAR AND ONLY INSOFAR as the said lease covers the following described property, to-wit:

Moore & Munger Hydrocarbons, Inc., S.T. Holland #1 and S.T. Holland #2, Lot 10, Block 6, Tremont Addition to Tullos, LA., as located in the SE/4 of the NW/4 of Section 25, Town 10 North, Range 1 East, LaSalle Parish, Louisiana.

40.                                 Oil, gas and mineral lease executed by Richard L. Walsh, et ux, in favor of Walter W. Heard, Jr., dated September 8, 1958, recorded in Oil and Gas Lease Book 20, Page 216, Registry #59119, records of LaSalle Parish, Louisiana, covering three (3) lots located in the original Town of Tullos, Louisiana, located in the SW/4 of the NE/4 of Section 26 Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

41.                                 Oil, gas and mineral lease executed by Johnny C. Maxwell, Jr., in favor of Len White, dated June 24, 1992, recorded in Conveyance Book 194, Page 155, Registry 150724, records of LaSalle Parish, Louisiana, covering Lots 1, 2 and 3 of the Urania Lumber Company Addition to the Town of Tullos, LaSalle Parish, Louisiana

16

42.                                 Oil, gas and mineral lease executed by Thelma W. Allbritton, et al, in favor of Chadco, Inc., dated June 23, 1993, recorded in Conveyance Book 204, Page 151, Registry #153940, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Gerald J. Wright in favor of Chadco, Inc., dated June 29, 1993, recorded in Conveyance Book 204, Page 156, Registry #153941, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Herman.Wright, in favor of Chadco. Inc., dated July 20, 1993, recorded in Conveyance Book 204, Page 160, Registry 4153942, records of LaSalle Parish, Louisiana;

Said leases covering three (3) lots located in the Town of Tullos, in the SE/4 of the SE/4 of Section 26, Township 10 North, Range 1 East.

43.                                 Oil, gas and mineral lease executed by Lacey Leon Tullos, in favor of Milton Galoob, dated September 10, 1979, recorded in Oil and Gas Lease Book 44, Page 401, Registry #109233, records of LaSalle Parish, Louisiana, covering lands in Section 26, Township 10 North, Range 1 East.

44.                                 Oil, gas and mineral lease executed by Tensas Basin Levee District, in favor of Alfred S. Black, Trustee, dated June 14, 1955, recorded in Oil and Gas Lease Book 17, Page 574, Registry #53780, records of LaSalle Parish, Louisiana, covering Lot 2 or Tract. NW1/4 of NE/4 of Section 26, Township 10 North, Range 1 East, containing 28.54 acres, more or less, situated in LaSalle Parish, Louisiana.

45.                                 Oil, gas and mineral lease executed by Thomas Clarence Long, in favor of M.E. McGaugh, dated June 17, 1958, recorded in Oil and Gas Lease Book 20, Page 23, Registry #58398, records of LaSalle Parish, Louisiana, and Correction to Description, executed by Thomas Clarence Long, in favor of M.E. McGaugh, dated March 11, 1959, recorded in Oil and Gas Lease Book 20, Page 480; Registry #60095, covering lands in the original Town of Tullos, located in Section 26, Township 10 North, Range 1 East.

46.                                 Oil, gas and mineral lease executed by Missouri Pacific Railroad Company, in favor of Warren B. Melton, dated December 20, 1960, recorded in Oil and Gas Lease Book 22, Page 195, Registry #63943, records of LaSalle Parish, Louisiana, covering Lots 2, 4, 6, 10 and 12; Block 18, Lots 2, 6, 8 and 10; Block 20 and all of Fractional Block H, all in the Townsite of Tullos, located in Section 26, Township 10 North, Range 1 East. LaSalle Parish, Louisiana.

17

47.                                 Oil, gas and mineral lease executed by Alene Atnip Holmes, in favor of ZAD, Inc., dated May 22, 1998, recorded in Conveyance Book 244, Page 99, Registry #169627, records of LaSalle Parish, Louisiana, covering lands in Lots 11 and 12, Block 1, Holmes and Adams addition to Town of Tullos and Lot A of original Town of Tullos as per plat in Conveyance Book M, Page 166, LaSalle Parish, Louisiana, Section 25, Township 10 North, Range 1 East.

48.                                 Oil, gas and mineral lease executed by A.P. Kyle, et al, in favor of J.L. Ferguson, dated February 23, 1926, recorded in Oil and Gas Lease Book 3, Page 175, Registry #3407, records of LaSalle Parish, Louisiana, covering lands in Lot Eight (8) of Block one (1) of Holmes and Adams Addition to the Town of Tullos in LaSalle Parish, Louisiana, according to the new plat of said Town of Tullos, in Section 25, Township 10 North, Range 1 East.

49.                                 Oil, gas and mineral lease executed by Georgia-Pacific Corporation, in favor of Ed Alexander, dated September 13, 1972, recorded in Oil and Gas Lease Book 36, Page 388, Registry #91252, records of LaSalle Parish, Louisiana; and

Oil, gas and mineral lease executed by Q.T. Hardtner, Jr., Agent, et al, in favor of Ed Alexander, dated October 26, 1972, recorded in Oil and Gas Lease Book 36, Page 392, Registry #91253, records of LaSalle Parish, Louisiana,

Both of the above leases covering lands all in Section 19 Township 10 North, Range 2 East,

INSOFAR AND ONLY INSOFAR AS SAID LEASES COVER AND AFFECT ONE (1) ACRE IN THE FORM OF A SQUARE AROUND THE FOLLOWING WELLS, TO-WIT:

LTF-Urania No. 6, SN 193625; located 1606’ S & 495’ E from NW/C of NE/4 of Section 19, T10N, R2E.

50.                                 Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of C.A. McCartney, dated September 15, 1980, recorded in Oil and Gas Lease Book 96, Page 236, Registry #115261, records of Winn Parish, Louisiana; and

Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of C.A. McCartney, dated April 20, 1981, recorded in Oil and Gas Lease Book 97, Page 20, Registry #115676, records of Winn Parish, Louisiana; and Oil, gas and mineral lease executed by Harry R. Brinkley, et al, in favor of Chadco, Inc.,

18

dated January 15, 1990, recorded in Oil and Gas Lease Book 127, Page 90, Registry #145329, records of Winn Parish, Louisiana;

All of the above leases covering lands located in the NW/4 of NE/4 of Section 30. Township 11 North, Range I West, Winn Parish, Louisiana.

INSOFAR AND ONLY INSOFAR AS said leases cover and affect one (1) acre in the form of a square (with the well in the center thereof) around each of the following 8 wells:

Brinkley Heirs LTF No. 1, SN186324; located 100’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF SWD No. 2, SN186325; located 300’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N RI W.

Brinkley Heirs LTF No. 3, SN186326; located 500’ N & 100’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, RI W.

Brinkley Heirs LTF No. 4, SN 186327; located 375’ N & 375’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T1 IN, RI W.

Brinkley Heirs LTF No. 5, SN186328; located 100’ N & 150’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF No. 6, SN186329; located 300’ N & 150’ W from SE/C of NW/4 of NW/4 of NE/4, Section 30, T11N, R1W.

Brinkley Heirs LTF No. 7, SN187021; located 500’ N & 488’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, TI 1N, R1W.

Brinkley Heirs LTF No. 8, SN187179; located 560’ N & 294’ E from SW/C of NW/4 of NW/4 of NE/4, Section 30, T11N, RI W.

51.                                 Oil, gas and mineral lease executed by Mrs. Bonnie Bartley, et ux, in favor of W.O. Weaver, dated November 12, 1959, recorded in Oil and Gas Lease Book 18, Page 67, Registry #6731, records of Winn Parish, Louisiana, covering lands located in the SE/4 of SE/4 of Section 20, Township 11 North, Range 1 West, Winn Parish, Louisiana.

52.                                 Oil, gas and mineral lease executed by Judge Jones, in favor of W.O. Weaver, dated June 30, 1959, recorded in Oil and Gas Lease Book 17, Page 299, Registry #6582, records of Winn Parish, Louisiana, covering the NE/4 of SE/4 of Section 20, Township 11 North, Range 1 West, Winn Parish, Louisiana.

53.                                 Oil, gas and mineral lease executed by Jewel Taylor, et al, in favor of Frontier, Inc., dated September 20, 1990, recorded in Oil and Gas Lease Book 128, Page 498, Registry #147837, records of Winn Parish, Louisiana, covering all that portion of the N 1/3 of NE/4 of SE/4 of Section 20, T1N, R1W, Winn Parish, Louisiana.

19

Lease acquired by NGS SUB Corporation

54.                               Oil and Gas Lease dated December 2, 2005 from the LP Mineral Owners to NGS SSUB. Corporation, as recorded in Conveyance Book 300, Page 708 of the records of LaSalle Parish, Louisiana.

55.                                 Oil and Gas Lease dated December 5, 2005 from William D. Blake, as Agent and Attorney-In-Fact for Henry E. Blake, et al, to NGS Sub Corporation, as recorded in Conveyance Book 300, Page 713 of the records of LaSalle Parish, Louisiana.

56.                                 Oil, Gas and Mineral Lease dated December 1, 2005 from Lane Capps and Sherry Capps Cannon to NGS SUB. Corp., as recorded in Conveyance Book 300, Page 39 of the records of LaSalle Parish, Louisiana.

20

Exhibit “A-2”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

WELLS

	Serial	LUW		Well
	No.	Code	Well Name	No.	WI	NRI	Comments

			Ag Oil - Capps Lease
1	173393	037481	Ag Oil - Capps	1	1.000	0.83333
2	173394	037481	Ag Oil - Capps	2	1.000	0.83333

			Ag-Oil MOPAC Lease
3	166837	037288	Ag-Oil MOPAC	1	1.000	0.75000	misnamed in Sonris as Bice-Mopac #1
4	171065	037288	Ag-Oil MOPAC	2	1.000	0.75000
5	171066	037288	Ag-Oil-MOPAC	3	1.000	0.75000
6	171067	037288	Ag-Oil-MOPAC	4	1.000	0.75000
7	171069	037288	Ag-Oil-MOPAC	6	1.000	0.75000
8	171070	037288	Ag-Oil-MOPAC	7	1.000	0.75000
9	171068	037288	Ag-Oil-MOPAC SWD	5	1.000

			Atkins B Lease
10	159038	037633	Atkins B	1	1.000	0.81250

1

11	160179	037633	Atkins B	2	1.000	0.81250

			B Bartley Lease
12	77088	010224	B Bartley	1	1.000	0.82639
13	77089	010224	B Bartley	2	1.000	0.82639
14	83034	010224	B Bartley	3	1.000	0.82639
15	89960	010224	B Bartley	4	1.000	0.82639
16	125107	010224	B Bartley	5	1.000	0.82639

			Bradford Lease
17	175684	037857	Bradford	1	1.000	0.83000
18	182138	037857	Bradford	4	1.000	0.83000
19	199462	037857	Bradford	5	1.000	0.83000
20	990616	037857	Bradford SWD	3	1.000

			Brinkley Heirs LTF Lease
21	186324	040080	Brinkley Heirs LTF	1	1.000	0.83000
22	186326	040080	Brinkley Heirs LTF	3	1.000	0.83000
23	186327	040080	Brinkley Heirs LTF	4	1.000	0.83000
24	186328	040080	Brinkley Heirs LTF	5	1.000	0.83000
25	186329	040080	Brinkley Heirs LTF	6	1.000	0.83000
26	187021	040080	Brinkley Heirs LTF	7	1.000	0.83000
27	187179	040080	Brinkley Heirs LTF	8	1.000	0.83000
28	186325		Brinkley Heirs LTF SWD	2	1.000
29	173495	037681	Brinkley Heirs N	1	1.000	0.83000

			Flowers, Russell Lease
30	197897	041921	Flowers, Russell	1	1.000	0.80000
31	197898	041921	Flowers, Russell	2	1.000	0.80000
32	199021	041921	Flowers, Russell	3	1.000	0.80000

2

33	199022	041921	Flowers, Russell	4	1.000	0.80000	Sonris records not updated from prior transfers

			Gates Lease
34	168176	036775	Gates	1	1.000		no lease or production
35	168341		Gates SWD	4	1.000		no lease or production

			Hardtner (Atkins) A Lease
36	990145	007087	Hardtner A	2	1.000	0.80000	Sonris records not updated for transfer from Atkins
37	990146	007087	Hardtner A	7	1.000	0.80000	Sonris records not updated for transfer from Atkins
38	149552	007087	Hardtner A	9	1.000	0.80000
39	153621	007087	Hardtner A	11	1.000	0.80000
40	971237	007087	Hardtner A SWD	1	1.000

			Hartdner (Atkins) C Lease
41	19746	007089	Hardtner C	9	1.000	0.80000
42	107472	007089	Hardtner C	13	1.000	0.80000
43	153622	007089	Hardtner C	14	1.000	0.80000

			Hardtner (Chadco) A Lease
44	186438	040289	Hardtner A	1	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
45	186514	7087	Hardtner A	3	1.000	0.828125
46	186515	7087	Hardtner A	4	1.000	0.828125
47	186516	7087	Hardtner A	5	1.000	0.828125
48	186517	7087	Hardtner A	6	1.000	0.828125
49	187871	7087	Hardtner A	12	1.000	0.828125
50	187872	7087	Hardtner A	13	1.000	0.828125

3

51	187873	040289	Hardtner A	14	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
52	187875	7087	Hardtner A	16	1.000	0.828125
53	187876	7087	Hardtner A	17	1.000	0.828125
54	187877	7087	Hardtner A	18	1.000	0.828125
55	188134	040289	Hardtner A	20	1.000	0.828125	Sonris records not updated for transfer from Atkins/Phoenix
56	188202	7087	Hardtner A	28	1.000	0.828125
57	187940	7087	Hardtner A	29	1.000	0.828125
58	187874	7087	Hardtner A 15 SWD	15	1.000

			Holland, ST Lease
59	186412	040355	Holland, ST	1	1.000	0.78711
60	187825	040355	Holland, ST	2	1.000	0.78711
61	971390		SSM SWD	1	1.000

			Holmes, WL Lease
62	154696	034641	Holmes, WL	1	1.000	0.75000
63	154738	034641	Holmes, WL	2	1.000	0.75000
64	154737	034641	Holmes, WL	3	1.000	0.75000

			J Jones Lease
65	77712	010223	J Jones	1	1.000	0.82639
66	77885	010223	J Jones	2	1.000	0.82639
67	80893	010223	J Jones	3	1.000	0.82639
68	80331	010223	J Jones	4	1.000	0.82639
69	82292	010223	J Jones	5	1.000	0.82639
70	82778	010223	J Jones	6	1.000	0.82639
71	83229	010223	J Jones	8	1.000	0.82639
72	204917	010223	J Jones	11	1.000	0.82639
73	972679	010223	J Jones SWD	12	1.000

4

			J Jones A Lease
74	212912	046565	J Jones A	2	1.000	0.83000
75	212913	046565	J Jones A	3	1.000	0.83000
76	83979	046565	J Jones A	4	1.000	0.83000

			Kyle-Davis Lease
77	9400	007688	Kyle-Davis	1	1.000	0.83000

			La Pacific O Lease
78	154412	039847	LA PACIFIC O	2	1.000	0.80000
79	156342	039847	LA PACIFIC O	5	1.000	0.80000
80	155943	039847	LA PACIFIC O	2D	1.000	0.80000
81	156839	039847	LA PACIFIC O SWD	6	1.000

			La Pacific Lease
82	150510	034425	La Pacific	1	1.000	0.80000
83	150771	034425	La Pacific	3	1.000	0.80000
84	154606	034425	La Pacific	4	1.000	0.80000
85	154605	034425	La Pacific SWD	5	1.000
86	009597	009751	Urania Voltz	1	1.000	0.80000
87	059103	009751	Urania Voltz	2	1.000	0.80000
88	148110	009751	Urania Voltz	3	1.000	0.80000
89	175370	009751	Urania Voltz	4	1.000	0.80000
90	175371	009751	Urania Voltz	5	1.000	0.80000
91	096703	009751	Urania Voltz	6	1.000	0.80000

			La Salle St Bank Lease
92	190522	040711	LASALLE ST BANK	3	1.000	0.80000
93	190558	040711	LASALLE ST BANK	4	1.000	0.80000

			Loe, Glen D Lease
94	196405	041637	Loe, Glen D	1	1.000		no lease or production
95	196406	041637	Loe, Glen D	2	1.000		no lease or production

5

96	197043	041637	Loe, Glen D	3	1.000		no lease or production
97	197330	041637	Loe, Glen D	4	1.000		no lease or production

			Long, CO Lease
98	146924	033544	Long , CO	1	1.000	0.80000
99	153135	033544	Long , CO	2	1.000	0.80000
100	153170	033544	Long , CO	3	1.000	0.80000
101	153171	033544	Long , CO	4	1.000	0.80000
102	153346	033544	Long , CO	5	1.000	0.80000

			Long, Mary Lease
103	146886	033540	Long, Mary	1	1.000		no lease or production
104	153134	033540	Long, Mary	2	1.000

			Long, TC Lease
105	71148	007906	Long, TC	1	1.000	0.75000
106	165436	No LUW	Long, TC	3	1.000	0.75000
	http://sonli te.dnr.state .la.us/sund own/cart_ prod/cart_ con_wellin fo2?p_wsn =172480% 20

6

107	163343		Maxwell SWD	1	1.000

			Meredith C, SK Lease
108	183009	039273	Meredith C, SK	1	1.000	0.80000
109	183012	039273	Meredith C, SK	4	1.000	0.80000
110	183013	039273	Meredith C, SK	5	1.000	0.80000
111	154273	034685	Meredith, Cecil	2	1.000	0.80000

			MILES HEIRS Lease
112	191214	040915	MILES HEIRS	1	1.000	0.80000
113	191251	040915	MILES HEIRS	4	1.000	0.80000

			MILES - AG OIL EJ Lease
114	172482	037360	MILES-AG OIL-EJ	3	1.000	0.80000
115	172483	037360	MILES-AG OIL-EJ	4	1.000	0.80000
116	172480	037360	MILES-AG OILEJ SWD	1	1.000

			Miles Essex Lease
	http://sonli te.dnr.state .la.us/sund own/cart_ prod/cart_ con_wellin fo2?p_wsn =172480% 20

7

117	190736	040778	MILES-ESSEX	3	1.000	0.80000
118	190783	040778	MILES-ESSEX	4	1.000	0.80000

			MDP Maxwell Lease
119	179671	038553	MDP MAXWELL	1	1.000	0.80000
120	179672	038553	MDP MAXWELL	2	1.000	0.80000

			MOP Lease
121	91994	016494	Missouri Pacific RR	2	1.000	0.75000
122	83963	012886	MOP #1 SWD	1	1.000

123	183703	039526	MOPAC SSS	8	1.000	0.80000

			Morrison, James Lease
124	176677	038190	Morrison, James	1	1.000	0.83000
			Maxwell, JC M80 Lease
125	170664	037215	Maxwell, JC M80	1	1.000	0.80000

8

126	171769	037215	Maxwell, JC M80	2	1.000	0.80000
127	171770	037215	Maxwell, JC M80	3	1.000	0.80000

			Pendarvis Lease
128	193250	041573	PENDARVIS	1	1.000	0.7657824
129	193251	041573	PENDARVIS	2	1.000	0.7657824
130	193252	041573	PENDARVIS	3	1.000	0.7657824
131	193253	041573	PENDARVIS	4	1.000	0.7657824
132	193255	041573	PENDARVIS	6	1.000	0.7657824
133	194757	041573	PENDARVIS	7	1.000	0.7657824
134	194759	041573	PENDARVIS	9	1.000	0.7657824
135	194760	041573	PENDARVIS	10	1.000	0.7657824
136	194761	041573	PENDARVIS	11	1.000	0.7657824
137	194762	041573	PENDARVIS	12	1.000	0.7657824
138	194763	041573	PENDARVIS	13	1.000	0.7657824
139	194764	041573	PENDARVIS	14	1.000	0.7657824
140	10281	008680	PENDARVIS A	3	1.000	0.7657824
141	10331	008680	PENDARVIS A	4	1.000	0.7657824
142	971428		PENDARVIS A SWD	1	1.000

9

			Pendarvis LaPetro Lease
143	193828	041572	Pendarvis - La Petro	1	1.000	0.7657824
144	193829	041572	Pendarvis - La Petro	2	1.000	0.7657824
145	193830	041572	Pendarvis - La Petro	3	1.000	0.7657824
146	193831	041572	Pendarvis - La Petro	4	1.000	0.7657824
147	193832	041572	Pendarvis - La Petro	5	1.000	0.7657824
148	193833	041572	Pendarvis - La Petro	6	1.000	0.7657824
149	193834	041572	Pendarvis - La Petro	7	1.000	0.7657824
150	193835	041572	Pendarvis - La Petro	8	1.000	0.7657824
151	193837	041572	Pendarvis - La Petro	10	1.000	0.7657824
152	193838	041572	Pendarvis - La Petro	11	1.000	0.7657824
153	194758	041572	Pendarvis - La Petro	12 SWD	1.000

10

	http://so nlite.dnr. state.la.u s/sundo wn/cart_ prod/cart _con_we llinfo2?p _wsn=97 1428%2 0
			Pringle Heirs Lease
154	158868	035563	Pringle Heirs	1	1.000	0.81250
155	162747	035563	Pringle Heirs SWD	2	1.000
156	19432	035563	Pringle SWD	3	1.000

			PV 80 MILES TB
157	172920	037330	PV 80 - MILES	1	1.000	0.80000
158	172922	037330	PV 80 - MILES	3	1.000	0.80000
159	172923	037330	PV 80 - MILES	4	1.000	0.80000
160	172924	037330	PV 80 - MILES	5	1.000	0.80000
161	172925	037330	PV 80 - MILES	6	1.000	0.80000
162	172926	037330	PV 80 - MILES	7	1.000	0.80000
163	174930	037330	PV 80 - MILES	9	1.000	0.80000
164	182489	039369	JRB MAXWELL	2	1.000	0.80000

			PV 80 - MOPAC Lease
165	172927	037539	PV 80 - MOPAC	2	1.000	0.75000

11

166	172928	037539	PV 80 - MOPAC	3	1.000	0.75000
167	172929	037539	PV 80 - MOPAC	4	1.000	0.75000
168	172930	037539	PV 80 - MOPAC	5	1.000	0.75000
169	174030	037539	PV 80 - MOPAC	7	1.000	0.75000
170	174029	037539	PV 80 - MOPAC	8	1.000	0.75000

			Tensas BLD Lease
171	134605	031228	Tensas BLD	1	1.000	0.75000
172	178732	031228	Tensas BLD	3	1.000	0.75000
173	183525	031228	Tensas BLD	4	1.000	0.75000
174	178731	031228	Tensas BLD	5	1.000	0.75000
175	990623	031228	Tensas BLD SWD	2	1.000

			Tensas BLD A Lease
176	59321	009515	Tensas BLD A	1	1.000	0.80000
177	64687	009515	Tensas BLD A	2	1.000	0.80000
178	153875	009515	Tensas BLD A	5	1.000	0.80000
179	153876	009515	Tensas BLD A	6	1.000	0.80000

12

180	182387	009515	Tensas BLD A	7	1.000	0.80000

			Tremont B Lease
181	187623	043930	Tremont B	1	1.000	0.78711
182	187822	043930	Tremont B	3	1.000	0.78711
183	187824	043930	Tremont B	4	1.000	0.78711
184	188181	043930	Tremont B	5	1.000	0.78711
185	189535	043930	Tremont B	6	1.000	0.78711
186	189696	043930	Tremont B	7	1.000	0.78711
187	191207	043930	Tremont B	9	1.000	0.78711
188	178262	043930	Tremont B	10	1.000	0.78711
189	182059	043930	Tremont B	11	1.000	0.78711
190	182291	043930	Tremont B	12	1.000	0.78711
191	182292	043930	Tremont B	13	1.000	0.78711
192	182295	043930	Tremont B	14	1.000	0.78711
193	182296	043930	Tremont B	15	1.000	0.78711
194	183884	043930	Tremont B	16	1.000	0.78711
195	187820	043930	Tremont B SWD	1	1.000

13

196	191205		Tremont B	8	1.000	0.78711	P&A but remains on SONRIS
197	183885		Tremont B	17	1.000	0.78711	P&A but remains on SONRIS

			Tremont SSS Lease
198	182799	039161	Tremont SSS	1	1.000	0.80000
199	182800	039161	Tremont SSS	2	1.000	0.80000
200	182801	039161	Tremont SSS	3	1.000	0.80000
201	182802	039161	Tremont SSS	4	1.000	0.80000
202	182803	039161	Tremont SSS	5	1.000	0.80000
203	182804	039161	Tremont SSS	6	1.000	0.80000
204	182805	039161	Tremont SSS	7	1.000	0.80000
205	184928	039161	Tremont SSS	8	1.000	0.80000

206	990137	009660	Tullos, Frank	1	1.000		no lease or production
207	203730	009660	Tullos, Frank	2	1.000		no lease or production

			Urania A Lease
208	214541	047519	URANIA	1	1.000	0.75000
209	214542	047519	URANIA	2	1.000	0.75000
210	127062	040908	URANIA LBR CO A	1	1.000	0.75000

14

211	127414	040908	URANIA LBR CO A	2	1.000	0.75000	Sonris records not updated for transfer from Atkins
212	127415	040908	URANIA LBR CO A	5	1.000	0.75000
213	126926	040908	URANIA LBR CO A	6	1.000	0.75000
214	127417	040908	URANIA LBR CO A	7	1.000	0.75000

	http://sonlite .dnr.state.la. us/sundown/ cart_prod/ca rt_con_welli nfo2?p_wsn =971269%2 0		Urania B Lease
215	127264	040909	URANIA LBR CO B	1	1.000	0.75000
216	127418	040909	URANIA LBR CO B	3	1.000	0.75000	Sonris records not updated for transfer from Atkins
217	214543	047519	URANIA	3	1.000	0.75000

			Urania C TB
218	127389	040910	URANIA LBR CO C	1	1.000	0.75000	Sonris records not updated for transfer from Atkins
219	128428	040910	URANIA LBR CO C	3	1.000	0.75000

15

220	128427	040910	URANIA LBR CO C	6	1.000	0.75000
221	121694	040910	URANIA LBR CO C	7	1.000	0.75000
222	125446	040910	URANIA LBR CO C	8	1.000	0.75000
223	134419	029323	HARDTNER-EDENBORN	1	1.000	0.75000
224	128374	040909	URANIA LBR CO B	4	1.000	0.75000
225	128336	040909	URANIA LBR CO B SWD	2	1.000
226	971269		URANIA LBR CO E SWD	1	1.000

			Urania LTF Lease
227	187028	040144	Urania, LTF	1	1.000	0.75000
228	193625	040144	Urania, LTF	6	1.000	0.75000
	http://sonlite .dnr.state.la. us/sundown/ cart_prod/ca rt_con_welli nfo2?p_wsn =971269%20
			Urania Shemen TB
229	191712	041167	URANIA-SHEMEN	1	1.000	0.75000

16

230	191713	041167	URANIA-SHEMEN	2	1.000	0.75000
231	191714	041167	URANIA-SHEMEN	3	1.000	0.75000
232	115191	040839	URANIA LBRCO D	1	1.000	0.75000
233	115192	040839	URANIA LBRCO D	2	1.000	0.75000
234	115468	040839	URANIA LBRCO D	3	1.000	0.75000
235	191709	041134	URANIA A-SHEMEN	1	1.000	0.75000
236	191784	041134	URANIA A-SHEMEN	2	1.000	0.75000
237	191783	041135	URANIA C-SHEMEN	1	1.000	0.75000
238	191779	041135	URANIA C-SHEMEN	2	1.000	0.75000
239	114278	040908	URANIA LBR CO A	3	1.000	0.75000
240	114442	040908	URANIA LBR CO A	4	1.000	0.75000
241	114534	040908	URANIA LBR CO A	8	1.000	0.75000
242	115773	040910	URANIA LBR CO C	2	1.000	0.75000
243	116282	040910	URANIA LBR CO C	4	1.000	0.75000
244	115986	040910	URANIA LBR CO C	5	1.000	0.75000
245	971328		URANIA LBR CO SWD	1	1.000
246	191788	041134	URANIA A-SHEMEN SWD	6	1.000

17

			Urania Stenco Lease
247	126642	026661	URANIA-STENCO	2	1.000	0.80000
248	33328	026661	URANIA-STENCO	3	1.000	0.80000

			Walsh Lease
249	72539	009846	Walsh	1	1.000	0.83000

			White , Mike Lease
250	189448	040597	White, Mike	1	1.000	0.78711

			Wright , WE Lease
251	175340	037484	Wright, WE	1	1.000	0.83000
252	173245	037484	Wright, WE	2	1.000	0.83000
253	174438	037484	Wright, WE	3	1.000	0.83000

			Zimmerman Lease
254	990136	010118	Zimmerman	6	1.000	0.80000
255	43888	010118	Zimmerman	14	1.000	0.80000
256	53293	010118	Zimmerman	16	1.000	0.80000
257	58021	010118	Zimmerman	17	1.000	0.80000
258	62964	010118	Zimmerman	18	1.000	0.80000

18

259	66344	010118	Zimmerman	19	1.000	0.80000
260	68370	010118	Zimmerman	20	1.000	0.80000
261	77368	010118	Zimmerman	22	1.000	0.80000
262	86436	010118	Zimmerman	23	1.000	0.80000
263	40901	010118	Zimmerman	A-4	1.000	0.80000

	http://sonlite .dnr.state.la. us/sundown/ cart_prod/ca rt_con_welli nfo2?p_wsn =990136%20		Zimmerman , Lex Lease
264	187003	040143	ZIMMERMAN, Lex	1	1.000	0.80000
265	187004	040143	ZIMMERMAN, Lex	2	1.000	0.80000
266	187007	040143	ZIMMERMAN, Lex	4	1.000	0.80000
267	187008	040143	ZIMMERMAN, Lex	5	1.000	0.80000
268	187010	040143	ZIMMERMAN, Lex	7	1.000	0.80000
269	187011	040143	ZIMMERMAN, Lex	8	1.000	0.80000
270	187012	040143	ZIMMERMAN, Lex	9	1.000	0.80000

19

271	187236	040143	ZIMMERMAN, Lex	14	1.000	0.80000
272	187237	040143	ZIMMERMAN, Lex	15	1.000	0.80000
273	187238	040143	ZIMMERMAN, Lex	16	1.000	0.80000
274	187239	040143	ZIMMERMAN, Lex	17	1.000	0.80000
275	187240	040143	ZIMMERMAN, Lex	18	1.000	0.80000
276	236125	40143	Zimmerman, Lex	19	1.000	0.80000
277	187009	040143	ZIMMERMAN, Lex SWD	6	1.000
278	973077	040143	ZIMMERMAN, Lex SWD	12	1.000

20

Exhibit “A-3”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

CONTRACTS AND OTHER AGREEMENTS

9.               Pumping Service Contract by and between NGS Sub Corp. and Carl Bruce

10.         Pumping Service Contract by and between NGS Sub Corp. and Sumrall Pumper Service

11.         Pumping Service Contract by and between NGS Sub Corp. and James W. Sumrall II

12.         Pumping Service Contract by and between NGS Sub Corp. and Lance Coleman

13.         Salt Water Disposal Contract by and between NGS Sub Corp. and Page Development, LLC for use of the Hardtner A SWD #2

14.         Verbal agreement for salt water disposal by Donnie Morrow into Bradford SWD

15.         Verbal agreement for salt water disposal by Quentin Sagdahl into Bradford SWD

16.         Verbal agreement for salt water disposal by AJ  & J Thornton into Urania SWD

1

Exhibit “A-4”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

Right-of-Ways, Easements and Surface Leases

NONE

1

Exhibit “A-5”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

SURFACE ESTATES

FEE LAND

TRACT I:

Lots 1, 3, 5, Block 16, Lots 1, 3, 9, 11, Block 21, and Lots 1, 3, 5, 7, 9, 11, Block 23 of the Original Town of Tullos, Section 26, Township 10 North, Range 1 East, LaSalle Parish, Louisiana

TRACT II:

A certain parcel of land thirty (30) feet square, situated in the Southwest corner of property described hereinbelow, with well described below situated thereon.

Monroe Well Service/SSM – SWD #1, serial #971390, Section 25, Township 10 North, Range 2 East, Tullos-Urania Field, LaSalle Parish, Louisiana.

Tracts I and II, being the same land described in that certain Act of Sale and Assignment dated September 2, 2004 from Atkins Production, Inc. to NGS Sub. Corp., as recorded in Book 291, Page 179 of the Conveyance Books of LaSalle Parish, Louisiana.

1

Exhibit “F”

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

LITIGATION AND CLAIMS

Litigation:

NONE

Claims:

Those claims relating to certain requests for information from the United States Environmental Protection Agency, Region 6, pursuant to Clean Water Act Section 308 relating to a release of hydrocarbons in LaSalle Parish, Louisiana , on or about August 1, 2007, identified in NRC Report No. 844158 and HI-07-04354, and penalties potentially resulting therefrom.

1

Schedule 1.28(j)

Attached to and made a part of that certain

Assignment, Conveyance and Bill of Sale dated effective February 1, 2008 by and between NGS Sub. Corp., as Assignor, and

MWM Energy, LLC, as Assignee

Excluded Assets

Wells and related leasehold for all rights, title and interest in and to:

1.             Lexington-Zimmerman #2 Well (SN 187004), together with and including a 1 acre tract surrounding the wellbore.

2.             Zimmerman #6 Well (SN 990136), together with and including a 1 acre tract surrounding the wellbore.

The identified wells and acreage are located in the Tullos Urania Field, Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

Equipment:

1.             Two (2) two hundred (200) barrel swab tanks; and

2.             ten (10)  man-way covers.

Additional Excluded Assets:

1.             Any and all reimbursements, refunds, claims, causes of action, and any other rights to payment, whether now pending or as may be made or come due in the future, relating to a release of hydrocarbons in LaSalle Parish, Louisiana, on or about August 1, 2007, identified in NRC Report No. 844158 and HI-07-04354, including any insurance proceeds, claims against the Oil Spill Liability Trust Fund, and recoveries from any third-party.

1

Exhibit D

1

Exhibit “E-1”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

[INTENTIONALLY LEFT BLANK]

1

Exhibit “F”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

LITIGATION AND CLAIMS

Litigation:

NONE

Claims:

Those claims relating to certain requests for information from the United States Environmental Protection Agency, Region 6, pursuant to Clean Water Act Section 308 relating to a release of hydrocarbons in LaSalle Parish, Louisiana , on or about August 1, 2007, identified in NRC Report No. 844158 and HI-07-04354, and penalties potentially resulting therefrom.

1

Exhibit “G”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

OIL AND GAS IMBALANCES

NONE

1

Exhibit “H”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

CONSENTS TO ASSIGN AND PREFERENTIAL RIGHTS TO PURCHASE

The following agreements require consent to assign:

1)                                      Oil, Gas and Mineral Lease dated February 27, 1990 from Louisiana-Pacific Corporation to Atkins Production, Inc., as recorded in Conveyance Book 174, Page 631 of the records of LaSalle Parish, Louisiana.

2)                                      Oil and Gas Lease dated September 13, 1972 from Georgia Pacific Corporation to Ed Alexander, as recorded in Oil and Gas Lease Book 36, Page 388 of the records of LaSalle Parish, Louisiana

3)                                      Oil, Gas and Mineral Lease dated February 1, 2003 from Anadarko Land Corporation to Chadco, Inc., as recorded Conveyance Book 278, Page 318, as recorded in the records of LaSalle Parish, Louisiana.

4)                                      Oil and Gas Lease dated December 2, 2005 from the LP Mineral Owners to NGS SUB. Corporation, as recorded in Conveyance Book 300, Page 708 of the records of LaSalle Parish, Louisiana.

5)                                      Oil and Gas Lease dated December 5, 2005 from William D. Blake, Agent and Attorney-in-Fact for Henry E. Blake, et al to NGS Sub Corporation, as recorded in Conveyance Book 300, Page 713 of the records of LaSalle Parish, Louisiana

1

Exhibit “I”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Non-Foreign Certificate

Exemption from Withholding of Tax For

Dispositions of U.S. Real Property Interests

Article 1445 of the Internal Revenue Code provides that a transferee of a U.S. real property interest must withhold tax if the transferor is a foreign person.  To inform MWM Energy, LLC (“Buyer”) that withholding of tax is not required upon the disposition of a U.S. real property interest by NGS Sub Corp. (“Seller”), the undersigned hereby certifies as follows:

1.             Seller is not a nonresident alien, foreign corporation, foreign partnership, foreign trust, or foreign estate for purposes of U.S. income taxation (as those terms are defined in the Internal Revenue Code of 1986, as amended and the Treasury regulations thereunder).

2.             Seller’s taxpayer identifying number is                             ; and

3.             Seller has an office at 2500 City West Boulevard, Suite 1300, Houston, Texas, 77042.

Seller understands that this certification may be disclosed to the Internal Revenue Service by Buyer and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury, I declare that I have examined this certification and, to the best of my knowledge and belief, it is true, correct, and complete, and I further declare I have authority to sign this document.

NGS SUB CORP.

By:
Name:
Title:

1

STATE OF TEXAS	§
§
COUNTY OF HARRIS	§

The foregoing instrument was acknowledged before me this                day of February 2008, by                                 , as                                                on behalf of NGS Sub Corp.  a Delaware corporation.

Name (Printed, Typed or Stamped)
Notary Public in and for the State of Texas

2

Exhibit “J”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Certificate (Buyer)

This Certificate is being delivered in connection with Section 10.3(b) of that certain Asset  Purchase and Sale Agreement, dated as of February 15, 2008 (the “Purchase Agreement”), by and between NGS Sub Corp. (“Seller”) and MWM Energy, LLC (“Buyer”).  All capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to those terms in the Purchase Agreement.

The undersigned hereby certifies that he/she is an authorized officer of Buyer and that he/she has carefully reviewed the contents of this Certificate.  Based on the foregoing, the undersigned has concluded and certifies on behalf of Buyer that:

(a)           The representations and warranties of Buyer contained in Article 7 of the Purchase Agreement are true and correct in all material respects at and as of Closing as though such representations and warranties were made at such time; and

(b)           Buyer has complied in all material respects with all covenants and obligations contained in the Purchase Agreement to be performed or complied with by Buyer prior to Closing.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of [                                       ], 2008.

MWM ENERGY, LLC

By:
Name:
Title:

1

Exhibit “J”

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Certificate (Seller)

This Certificate is being delivered in connection with Section 10.2(c) of that certain Asset Purchase and Sale Agreement, dated as of February 15, 2008 (the “Purchase Agreement”), by and between MGS Sub Corp. (“Seller”) and MWM Energy, LLC (“Buyer”) all capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to those terms in the Purchase Agreement.

The undersigned hereby certifies that he/she is an authorized officer of Seller and that he/she has carefully reviewed the contents of this Certificate.  Based on the foregoing, the undersigned has concluded and certifies on behalf of Seller that:

(a)           The representations and warranties of Seller contained in Article 6 of the Purchase Agreement (i) that are qualified as to Material Adverse Effect are true and correct as of the Closing Date as though such representations and warranties were made at such time (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), and (ii) those not so qualified are true and correct as of the Closing Date as though such representations and warranties were made at such time (except to the extent such representations and warranties expressly relate to an earlier date, in which case as of such earlier date), except for failures of the representations and warranties referred to in this clause (ii) to be true and correct as would not reasonably be expected to have, in the aggregate, a Material Adverse Effect; and

(b)           Seller has complied in all material respects with all covenants and obligations contained in the Purchase Agreement to be performed or complied with by Seller prior to Closing.

IN WITNESS WHEREOF, this Certificate is executed by the undersigned as of [                                           ], 2008.

NGS SUB CORP.

By:
Name:
Title:

1

Schedule 1.28(j)

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Excluded Assets

Wells and related leasehold for all rights, title and interest in and to:

1.             Lexington-Zimmerman #2 Well (SN 187004), together with and including a 1 acre tract surrounding the wellbore.

2.             Zimmerman #6 Well (SN 990136), together with and including a 1 acre tract surrounding the wellbore.

The identified wells and acreage are located in the Tullos Urania Field, Section 25, Township 10 North, Range 1 East, LaSalle Parish, Louisiana.

Equipment:

1.             Two (2) two hundred (200) barrel swab tanks; and

2.             ten (10)  man-way covers.

Additional Excluded Assets:

1.             Any and all reimbursements, refunds, claims, causes of action, and any other rights to payment, whether now pending or as may be made or come due in the future, relating to a release of hydrocarbons in LaSalle Parish, Louisiana, on or about August 1, 2007, identified in NRC Report No. 844158 and HI-07-04354, including any insurance proceeds, claims against the Oil Spill Liability Trust Fund, and recoveries from any third-party.

1

Schedule 4.13(e)

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Company Liabilities

NONE, other than as disclosed on Exhibit “F”.

1

Schedule 4.19

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Company Banks/Financial Institutions

NONE

1

Schedule 4.23

Attached to and made a part of that certain

Asset Purchase and Sale Agreement dated February 15, 2008

by and between NGS Sub. Corp., as Seller, and

MWM Energy, LLC, as Buyer

Company Material Contracts

NONE

1